As filed with the U.S. Securities and Exchange Commission on March 12, 2021

1933 Act File No. [•]

1940 Act File No. [•]

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No.

☐	Post-Effective Amendment No.

and/or

☐	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐	Amendment No.

Puerto Rico GNMA & US Government Target Maturity Fund, Inc.

(Exact name of Registrant as Specified in Charter)

American International Plaza Building - Tenth Floor, 250 Muñoz Rivera Avenue,

San Juan, Puerto Rico 00918

(Address of Principal Executive Offices)

(Number, Street, City, State, Zip Code)

(Registrant’s Telephone Number, including Area Code): (787) 773-3888

Liana Loyola

Secretary

American International Plaza Building - Tenth Floor, 250 Muñoz Rivera Avenue,

San Juan, Puerto Rico 00918

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies to:

Brian M. Kaplowitz Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Alexandre-Cyril Manz UBS Financial Services Incorporated of Puerto Rico American International Plaza Building - Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918

Approximate Date of Proposed Public Offering:

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

☐  Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒  Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“1933 Act”), other than securities offered in connection with a dividend reinvestment plan.

☐  Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐  Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the 1933 Act.

☐  Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the 1933 Act.

It is proposed that this filing will become effective (check appropriate box)

☒ When declared effective pursuant to section 8(c)

It is proposed that this filing will become effective (check appropriate box)

☐  This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment][registration statement].

☐  This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the 1933 Act, and the 1933 Act registration statement number of the earlier effective registration statement for the same offering is:             .

☐ This Form is a post-effective amendment filed pursuant to Rule 462(c) under the 1933 Act, and the 1933 Act registration statement number of the earlier effective registration statement for the same offering is:             .

☐ This Form is a post-effective amendment filed pursuant to Rule 462(d) under the 1933 Act, and the 1933 Act registration statement number of the earlier effective registration statement for the same offering is:             .

Check each box that appropriately characterizes the Registrant:

☐ Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐ Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐ Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐ A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐ Well-Known Seasoned Issuer (as defined by Rule 405 under the 1933 Act).

☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).

☐ If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Ac.

☐ New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Tax-Free Secured Obligations	[●]	[●]	$1,000,000	$109.10

   (1) Estimated solely for the purpose of determining the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Privileged and Confidential

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and we are not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated March 12, 2021

$[•]

Puerto Rico GNMA & US Government Target Maturity Fund, Inc.

Tax-Free Secured Obligations

The Offering.    The Tax-Free Secured Obligations (the “Notes”) are being offered by Puerto Rico GNMA & US Government Target Maturity Fund, Inc. (the “Fund”) which is a non-diversified, closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and registered as an investment company under the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”). The Notes will be offered during a first registered offering period at the public offering price, plus any applicable sales charge, and in a continuous offering thereafter at $[•], plus any applicable sales charge, as described herein. The Notes may be issued in two (2) series consisting of (i) Notes which are collateralized in an amount equal to their full outstanding principal amount and have a maturity date of up to 270 days after the date of issuance thereof, or be payable on demand by the Fund on a date not later than 270 days after the issuance thereof (such series referred to herein as the “Short-Term Notes”); and (ii) Notes which are collateralized in an amount equal to their full outstanding principal amount and have a maturity date of over 270 days after the date of issuance thereof (such series referred to herein as the “Medium-Term Notes” and collectively with the Short-Term Notes, the “Notes”). Each series of Notes may be separately collateralized by a pledge of certain Eligible Securities (as defined below), in the form, manner, and amount described. The collateral will be held by [•] (the “Trustee”), as trustee for the benefit of the holders of the applicable series of Notes. See “SECURITY FOR THE NOTES” in the main body of this prospectus.

Investment in the Fund will afford the tax benefits described herein solely to individuals who have their principal residence in Puerto Rico and to persons, other than individuals, that have their principal office and principal place of business in Puerto Rico (collectively, the “Puerto Rico Residents”). In that regard, the Fund was designed solely for Puerto Rico residents. The Notes are not presently being offered to persons other than residents of Puerto Rico, in light of the tax features of the Notes. See the section “Puerto Rico Taxation” for a description of such tax benefits. In addition, an investor that is not a Puerto Rico Resident will not receive the tax benefits of an investment in typical U.S. mutual fund (such as “RIC” tax treatment). Generally, fixed and contingent interest on the Notes designated by the Fund as “Exempt Income” (as such terms is defined in the section “Puerto Rico Taxation”) will be exempt from Puerto Rico income taxes. The income not designated by the Fund as Exempt Income will only be subject to a 10% withholding of Puerto Rico income taxes instead of the imposition of Puerto Rico income taxes for ordinary income. Currently, the maximum ordinary income tax rates for individuals is 33% and 39% for corporations.

The Fund. This prospectus sets forth concisely information about the Fund that a prospective investor should know before investing, and should be retained for future reference.

•

The Fund’s investment objectives are (i) to provide investors in its Common Stock with current income, consistent with the preservation of capital, and (ii) to return the initial investment of $10 per share of Common Stock by or before December 31, 2043.

•

The Fund endeavors to invest under normal circumstances, at least 67% of its total assets, including borrowings for investment purposes, in securities issued by Puerto Rico entities, or has otherwise obtained a waiver from such 67% requirement from the Office of the Commissioner of Financial Institutions (“OCFI”). Securities issued by Puerto Rico entities are (A) securities issued or guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), (B) mortgage-backed securities that are not guaranteed or issued by GNMA, FNMA, FHLMC, or any other government agency, and in the case of either (A) or (B) are backed by mortgages on properties in Puerto Rico or by obligations of Puerto Rico obligors, and may include collateralized mortgage obligations (“CMOs”); and (C) corporate obligations of Puerto Rico entities, and other Puerto Rico securities that the Fund’s Investment Adviser may select, consistent with the Fund’s investment objectives and policies. A “Puerto Rico entity” or a “Puerto Rico security” is any entity or security that satisfies one or more of the following criteria: (i) securities of issuers that are organized under the laws of Puerto Rico or that maintain their principal place of business in Puerto Rico; (ii) securities that are traded principally in Puerto Rico; or (iii) securities of issuers that, during the issuer’s most recent fiscal year, derived at least 20% of their revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that have at least 20% of their assets in Puerto Rico.

•

The Fund endeavors to invest, except in extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Fund’s Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

•

The Fund endeavors to invest under normal circumstances, at least 90% of the Fund’s total assets in securities that, at the time of purchase, were (i) rated “AAA” by Fitch Ratings (“Fitch”), “AAA” by S&P Global Ratings (“S&P”), or “Aaa” by Moody’s Investors Service, Inc. (“Moody’s”), (ii) comparably rated by a nationally recognized statistical rating organization (a “Credit Rating Agency”), or (iii) unrated and were determined by the Fund’s Investment Adviser to be of comparable credit quality. Due to ratings downgrades, however, such investments may currently account for less than 90%, and at times may be significantly less than 90%, of total assets. In such circumstances, any new investments made by the Fund will be in securities that are rated AAA (or comparably rated by a Credit Rating Agency, or, if unrated, determined by the Fund’s Investment Adviser to be of comparable credit quality) at the time of purchase, until the Fund achieves again such 90% threshold.] [The Fund may not invest in securities which have a maturity date subsequent to December 31, 2033, and in the case of mortgage-backed securities, subsequent to December 31, 2043, though due to the Puerto Rico Sales Tax Financing Corporation debt restructuring and corresponding bond exchange, the Fund now holds new bonds in its investment portfolio with maturity dates beyond December 31, 2033. UBS Asset Managers of Puerto Rico is

Privileged and Confidential

currently evaluating the implications of continuing to hold such bonds.] There are no limitations on the Fund’s investments in illiquid securities.

See “INVESTMENT OBJECTIVES AND POLICIES OF THE FUND” in the main body of this prospectus. No assurance can be given that the Fund will achieve its investment objectives.

The Fund has no history of public trading as of the date of this prospectus, but the Notes may be listed on a national securities exchange in the future.

Investing in the Notes involves risks. See ”Risk Factors” beginning on page 18. You should consider carefully these risks together with all of the other information in this prospectus before making a decision to purchase any of the Notes.

	Per Note			Total

[Public offering price]	$	[	•]	$	[	•]
[Sales load]	$	[	•]	$	[	•]
[Proceeds, before expenses, to the Fund]	$	[	•]	$	[	•]

(continued from previous page)

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

[•], 2021

You should read this prospectus which contains important information about the Fund, before deciding whether to invest in the Notes and retain it for future reference. A statement of additional information, dated [•], 2021, and as it may be supplemented containing additional information about the Fund (the “SAI”), has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. Additional information about the Fund has been filed with the SEC and is available upon written or oral request without charge. You may also request a free copy of the SAI, the table of contents of which is on page [iv] of this prospectus, annual and semi-annual reports (such reports to comply with the requirements of the Investment Company Act from the date of this registration statement) when available and other information about the Fund and make inquiries about the Fund by calling (787) 773-3888 or by writing to the Fund at American International Plaza Building - Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918, or from the Fund’s website ([•]). The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus, except to the extent specifically incorporated by reference in the SAI. You also may obtain a copy of the SAI (and other information regarding the Fund) from the SEC’s website (www.sec.gov).

All dealers that effect transactions in these Notes, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

Unless otherwise specified in the applicable pricing supplement, each series of Notes will be issued in registered form only, without coupons, on a continuous basis in minimum denominations of $1,000 or as may otherwise be specified in the relevant confirmation for any given transaction or this prospectus and will bear interest, if any, at a fixed, variable, or floating rate or at a rate determined by reference to an index, determined at the time of issuance. Such interest will be payable (i) in the case of the Medium-Term Notes, as will be specified in the relevant Note and in the confirmation for any given transaction or this prospectus; and (ii) in the case of the Short-Term Notes, periodically or at maturity, as will be specified in the relevant Note and in the confirmation for any given transaction or this prospectus. The Medium-Term Notes may be redeemable only by the Fund prior to their stated maturity at the option of the Fund as provided in the relevant Note and in the confirmation for any given transaction or this prospectus. The Short-Term Notes will not be redeemable prior to their stated maturities unless otherwise provided in the relevant Note and in the confirmation for any given transaction or this prospectus.

The Fund consists of an actively managed portfolio of investment securities having, at the time of purchase, an expected final maturity no later than December 31, 2043, although certain investment securities may have a maturity date beyond December 31, 2043 due to Puerto Rico debt restructuring and other matters (as discussed in more detail in this prospectus). UBS Asset Managers of Puerto Rico, acts as investment adviser for the Fund. [•] acts as dealer for the Notes. The address of the Fund is American International Plaza Building - Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918, and its telephone number is (787) 773-3888.

The Notes do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

[                                         ]

Privileged and Confidential

FORWARD-LOOKING STATEMENTS

Any projections, forecasts and estimates contained or incorporated by reference herein are forward looking statements and are based upon certain assumptions. Projections, forecasts and estimates are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any projections, forecasts or estimates will not materialize or will vary significantly from actual results. Actual results may vary from any projections, forecasts and estimates and the variations may be material. Some important factors that could cause actual results to differ materially from those in any forward looking statements include changes in interest rates, market, financial or legal uncertainties, including changes in tax law, and the timing and frequency of defaults on underlying investments. Consequently, the inclusion of any projections, forecasts and estimates herein should not be regarded as a representation by the Fund or any of its affiliates or any other person or entity of the results that will actually be achieved by the Fund. Neither the Fund nor its affiliates has any obligation to update or otherwise revise any projections, forecasts and estimates including any revisions to reflect changes in economic conditions or other circumstances arising after the date hereof or to reflect the occurrence of unanticipated events, even if the underlying assumptions do not come to fruition. The Fund acknowledges that, notwithstanding the foregoing, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as the Fund.

v

PROSPECTUS SUMMARY

The following summary is qualified in its entirety by reference to the more detailed information included in the main body of this prospectus, and unless otherwise specified, cross-references are to such information. This prospectus speaks only as of its date, and the information contained herein is subject to change. No person is authorized to detach this Summary from this prospectus or otherwise use it without the entire prospectus. You should carefully consider information set forth under the heading “RISK FACTORS AND SPECIAL CONSIDERATIONS” in the main body of this prospectus.

The Fund

The Puerto Rico GNMA & US Government Target Maturity Fund, Inc. (the “Fund”) is a corporation organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”). The Fund was incorporated on April 16, 2003 and in reliance on a ruling issued by the Office of the Commissioner of Financial Institutions (the “Commissioner’s Ruling”). From 2002 until [2021], the Fund was registered as an investment company under the Puerto Rico Investment Companies Act of 1954, as amended (the “Puerto Rico Investment Company Act”) and operated as such under the laws of Puerto Rico from 2002. In 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act was signed into law in the United States and effectively requires investment companies organized under the laws of Puerto Rico to register as investment companies under the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”). As a result, the Fund has been registered as a non-diversified, closed-end management investment company under the Investment Company Act since [•]. See “THE FUND” in the main body of this prospectus.

Description of the Notes

Type of Notes	Maturity	Rating	Collateral
Short-Term Notes	up to 270 days from their date of issuance	“F1+” by Fitch	Collateralized in an amount equal to full outstanding amount

Medium-Term Notes	over 270 days from their date of issuance	“AA” by Fitch	Collateralized in an amount equal to full outstanding amount

Tax Matters affecting the Offering and Transfer of the Notes. The Notes will afford the tax benefits described herein solely to Puerto Rico Residents. Generally, fixed and contingent interest on the Notes designated by the Fund as “Exempt Income” (as such terms is defined in the section “Puerto Rico Taxation”) will be exempt from Puerto Rico income taxes. The income not designated by the Fund as Exempt Income will only be subject to a 10% withholding of Puerto Rico income taxes instead of the imposition of Puerto Rico income taxes for ordinary income. Amounts subject to such 10% withholding will be withheld at the source and deposited with the PR Department of Treasury by the Fund. Currently, the maximum ordinary income tax rates for individuals is 33% and 39% for corporations. See “THE NOTES” in the main body of this prospectus.

Maturities. The Short-Term Notes have maturities of up to 270 days from their date of issuance, including notes payable on demand (but not later than 270 days) and the Medium-Term Notes have maturities of over 270 days from their date of issuance.

Ratings on the Notes. The Notes may be subject to risks associated with a nationally recognized statistical rating organization (a “Credit Rating Agency”). Fitch has issued a credit rating of “F1+” to the Short-Term Notes and “AA” to the Medium-Term Notes. These credit ratings reflect only Fitch’s view and any explanation of the significance of the credit rating must be obtained from Fitch directly. No assurance can be given that the credit ratings assigned to the Notes will remain in effect for any given period of time or that it will not be revised downward or withdrawn entirely by Fitch if, in its sole judgment, circumstances so warrant. Any such downward revision or withdrawal of the credit rating may have an adverse effect on the market value of the Notes. The Fund may, at its sole discretion, seek a credit rating from another Credit Rating Agency, provided such credit rating is within the two highest rating categories with respect to the Short-Term Notes, or within the four highest rating categories with respect to the Medium-Term Notes. FITCH HAS NOT ASSIGNED A CREDIT RATING TO THE FUND.

Pursuant to the Trust Indenture (as defined below), the Fund has covenanted to comply, so long as any Notes are outstanding, with certain collateral and credit requirements applicable to the Notes as well as certain operational covenants. Moreover, so long as any credit rating assigned to any of the Notes by any Credit Rating Agency is in effect, the Fund must comply with the rating criteria and guidelines, which corresponds to the credit rating assigned to any of the Notes; accordingly, the Fund will also comply with the Fitch rating criteria and guidelines which correspond to an “F1+” and “AA” credit rating assigned to the Short-Term Notes and the Medium-Term Notes, respectively. Such Fitch rating criteria and guidelines are (i) described in “RATINGS ON THE NOTES” in this prospectus and under Appendix C to the SAI and (ii) publicly available at www.fitchratings.com or by contacting Fitch at 33 Whitehall Street, New York, New York 10004; telephone number (212) 908-0500.

The Fund has no other contractual obligation, to comply with these conditions or guidelines.

Form and Minimum Denominations. The Notes will only be issued in registered form without coupons and in minimum denominations of $1,000 or as may otherwise be specified in the relevant confirmation for any given transaction or this prospectus.

Interest Rate. The Notes will bear interest, if any, at a rate determined at the time of issuance of each Note and which will be set forth on the relevant Note or this prospectus.

Redemption. The Medium-Term Notes may be redeemable prior to their stated maturities at the option of the Fund, as provided in the relevant Note and this prospectus. The Short-Term Notes will not be redeemable prior to their stated maturities, unless otherwise provided in the relevant Note and this prospectus.

Collateral. Each series of Notes may be separately collateralized by a pledge of certain Eligible Securities (as further described herein), including among others, P.R. Mortgage-Backed Securities, P.R. Governmental Obligations, U.S. Treasury Securities, and U.S. Government Agency Securities (as described herein), in the form, manner, and amount described herein. See “SECURITY FOR THE NOTES” in the main body of this prospectus.

The terms of the Notes will obligate the Fund to fully repay the original principal amount at maturity and will be collateralized in an amount equal to their full outstanding principal amount.

Maturity and Duration. It is the Fund’s policy that securities held by the Fund will not have an expected maturity date subsequent to December 31, 2043 at the time of purchase, even though actual maturities could exceed December 31, 2043. However, due to the COFINA debt restructuring and corresponding bond exchange, the Fund now holds new COFINA bonds in its investment portfolio with maturity dates beyond December 31, 2043.

The First Registered Offering: The Public Continuous Offering

The first registered offering for the Notes will commence on or about [•], 2021 (or such earlier or later date as the Fund’s Board of Directors (the “Board” or the “Board of Directors”) may determine). After the closing of the first registered offering, initial and subsequent purchases generally will be accepted monthly, subject to the discretion of the Board to reject offers to purchase Notes in their sole and absolute discretion. The circumstances in which the Board may reject an offer to purchase Notes include: (i) in order to comply with the securities laws or in response to market conditions in the securities markets or otherwise; (ii) during any period during which an emergency exist; and/or (iii) if market conditions, including interest rate considerations, make it commercially impracticable, in the Board’s discretion, to accept such offers.

Puerto Rico Residents

The Notes will afford the tax benefits described herein solely to individuals who have their principal residence in Puerto Rico and to persons, other than individuals, that have their principal office and principal place of business in Puerto Rico (collectively, the “Puerto Rico Residents”), if the Fund invests at least 67% of its total assets in Puerto Rico or receives a waiver from such requirement. In that regard, the Fund was designed solely for Puerto Rico residents. In addition, an investor that is not a Puerto Rico Resident will not receive the tax benefits of an investment in typical U.S. mutual fund (such as “RIC” tax treatment).

Generally, fixed and contingent interest on the Notes designated by the Fund as “Exempt Income” (as such term is defined in the section “Puerto Rico Taxation”) will be exempt from Puerto Rico income taxes. The income not designated by the Fund as Exempt Income will only be subject to a 10% withholding of Puerto Rico income taxes instead of the imposition of Puerto Rico income taxes for ordinary income. Currently, the maximum ordinary income tax rates for individuals is 33% and 39% for corporations.

Agent/Trustee	[•] will act as trustee on behalf of the Noteholders (in such capacity, the “Trustee”). See “THE TRUSTEE” in the main body of this prospectus.

Issuing, Paying and Transfer Agent

[UBS Trust Company of Puerto Rico] will act as issuing, paying, and transfer agent on behalf of the Fund (in such capacity, the “Transfer Agent”). See “ISSUING, PAYING AND TRANSFER AGENCY” in the main body of this prospectus.

Underwriter

UBS Financial Services Incorporated of Puerto Rico (“UBS FSPR”), a division of UBS Trust Company of Puerto Rico, will offer the Notes on behalf of the Fund on a continuous basis. The Fund has appointed UBS FSPR as a dealer and may appoint other dealers from time to time (collectively, the “Dealers”). Each Dealer may be paid a fee to be negotiated from time to time equal to a percentage of the principal amount of the Notes sold by such Dealer and may be reimbursed for certain out-of-pocket expenses incurred. The Fund will also indemnify the Dealers against certain liabilities, including liabilities under the 1933 Act. In accordance with Section 17(i) of the Investment Company Act, the Fund will not indemnify the Dealers for any act to which a Dealer would otherwise be subject to liability by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations and duties. The Fund may also sell Notes directly to investors from time to time.

Investment Objectives and Principal Policies

The Fund’s investment objectives are (i) to provide investors in its Common Stock with current income, consistent with the preservation of capital, and (ii) to return the initial investment of $10 per share of Common Stock by or before December 31, 2043.

The Fund endeavors to invest under normal circumstances, at least 67% of its total assets, including borrowings for investment purposes, in securities issued by Puerto Rico entities, or has obtained a waiver from such 67% investment requirement from the Office of the Commissioner of Financial Institutions (“OCFI”). The Fund has obtained such a waiver from the OCFI and, therefore, as of the date of this prospectus less than 67% of the Fund’s total assets, including borrowings for investment purposes, may be invested in securities issued by Puerto Rico entities.

Securities issued by Puerto Rico entities are (A) securities issued or guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), (B) mortgage-backed securities that are not guaranteed or issued by GNMA, FNMA, FHLMC, or any other government agency, and in the case of either (A) or (B) are backed by mortgages on properties in Puerto Rico or by obligations of Puerto Rico obligors, and may include collateralized mortgage obligations (“CMOs”); and (C) corporate obligations of Puerto Rico entities, and other Puerto Rico securities that the Investment Adviser (as defined below) may select, consistent with the Fund’s investment objectives and policies. The Fund may not invest in securities which have a maturity date subsequent to December 31, 2033, and in the case of mortgage-backed securities, subsequent to December 31, 2043. It should be noted that, due to the COFINA debt restructuring and corresponding bond exchange, the Fund now holds new COFINA bonds in its investment portfolio with maturity dates beyond December 31, 2033. [The Investment Adviser is currently evaluating the implications of continuing to hold such bonds.]

The Fund endeavors to invest, except in extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

The Fund endeavors to invest under normal circumstances, at least 90% of the Fund’s total assets in securities that, at the time of purchase, were (i) rated “AAA” by Fitch Ratings (“Fitch”), “AAA” by S&P Global Ratings (“S&P”), or “Aaa” by Moody’s Investors Service, Inc. (“Moody’s), (ii) comparably rated by a Credit Rating Agency, or (iii) unrated and were determined by the Fund’s Investment Adviser to be of comparable credit quality. Due to ratings downgrades, however, such investments may currently account for less than 90%, and at times may be significantly less than 90%, of its total assets. In such circumstances, any new investments made by the Fund will be in securities that are rated AAA (or comparably rated by a Credit Rating Agency, or, if unrated, determined by the Fund’s Investment Adviser to be of comparable credit quality) at the time of purchase, until the Fund achieves again such 90% threshold.

See “RISK FACTORS AND SPECIAL CONSIDERATIONS” and “INVESTMENT OBJECTIVES AND POLICIES OF THE FUND” in the main body of this prospectus. No assurance can be given that the Fund will achieve its investment objectives.

Management of the Fund

UBS Asset Managers of Puerto Rico (“UBS AMPR”) serves as the Fund’s investment adviser (in such capacity, UBS AMPR is referred to herein as the “Investment Adviser”). [•] serves as the Fund’s administrator (in such capacity, the “Administrator”), as well as its transfer agent, registrar, dividend disbursing, and shareholder servicing agent. [•] serves as custodian of the Fund’s assets. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). See “MANAGEMENT OF THE FUND” in the main body of this prospectus.

Book-Entry Form

It is expected that the Notes will be delivered to investors in book-entry form only, through the facilities of the Transfer Agent. See “ISSUING, PAYING AND TRANSFER AGENCY” in the main body of this prospectus.

Risk Factors

The principal risks of investing in the Notes are discussed below. Any of these risks may cause you to lose money.

Puerto Rico Risk. The Fund’s assets are invested primarily in securities of Puerto Rico issuers. Consequently, the Fund in general is more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than an investment company that is not so concentrated in Puerto Rico issuers. In addition, securities issued by the Government of the Commonwealth of Puerto Rico or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including without limitation, the downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government. Currently, the Puerto Rico bond market is experiencing a period of volatility, with Puerto Rico bonds trading at historically lower prices and higher yields.

Because the Fund invests a substantial portion of its assets in Puerto Rico bonds, the Fund’s net asset value and cash flow may fluctuate due to market conditions affecting these securities, and the Fund’s ability to pay the principal and accrued interest on the Notes may be consequently affected.

Any future developments in this respect could result in additional interruptions in cash flow on debt payments, which may result in more price volatility, across Puerto Rico securities. There can be no assurance that any additional defaults by the Commonwealth and other Commonwealth instrumentalities will not have an additional adverse impact on the Fund’s net investment income and its ability to declare and pay dividends or make payments on the Notes in the future. See “INVESTMENT OBJECTIVES AND POLICIES OF THE FUND” in the main body of this prospectus. For a further description of developments in Puerto Rico, see Appendix F.

Puerto Rico Tax Treatment. For investors to receive the tax benefits offered by the Fund, such investors must be Puerto Rico Residents, and the Fund must have at least 67% of its total assets invested in Puerto Rico, unless the OCFI grants a waiver. While the OCFI has granted and extended such a waiver until June 2021 (and, therefore, as of the date of this prospectus less than 67% of the Fund’s total assets may be invested in Puerto Rico), there is no assurance that the OCFI will do so in the future.

Pledged Collateral; Credit Risk. Although the Notes may be secured by Pledged Collateral (as defined below) and the Fund believes such collateral will provide adequate security for the payment of the obligations arising under the Notes, the Fund cannot guarantee the creditworthiness of any particular security comprising the Pledged Collateral or of the issuer of any such security. The actual and perceived creditworthiness of the Fund or of the issuers of the securities constituting the Pledged Collateral will depend on various factors, such as general economic conditions or conditions specific to the respective issuer, all of which are beyond the control of the Fund and may affect the market value of the Notes or the Pledged Collateral.

Moreover, for purposes of determining the Pledged Collateral which will provide the security for the repayment of any Notes for which the Fund has obtained a credit rating from a Credit Rating Agency, the Fund has covenanted to abide by such Credit Rating Agency’s rating criteria and guidelines, which specify the types of investment securities which may constitute Pledged Collateral and may also discount the value or limit the concentration of such securities. Such rating criteria and guidelines may be amended by such Credit Rating Agency at its sole discretion at any time, without the Fund’s consent, thereby affecting the types and amounts of Pledged Collateral securing the repayment of any series of rated Notes at any given point in time. With respect to the credit ratings of “F1+” and “AA” assigned by Fitch to the Short-Term Notes (as defined below) and the Medium-Term Notes (as defined below), respectively, the rating criteria and guidelines for the assignment and maintenance of such rating are publicly available at www.fitchratings.com or by contacting Fitch at 33 Whitehall Street, New York, New York 10004; telephone number (212) 908-0500. See “SECURITY FOR THE NOTES” in the main body of this prospectus.

In the event that the Fund were unable to fulfill its obligations under the Notes, by reason of its insolvency, commencement of bankruptcy proceedings, or otherwise, any interest payment thereon may be affected, if the proceeds derived from the Pledged Collateral were insufficient to pay all amounts owed to the investor, and the payment of any such amounts would be delayed for the duration of any insolvency, bankruptcy or other proceedings.

Interest Rate Risk. Interest rate risk is the risk that interest rates will rise, so that the value of the Notes or the Fund’s investments will fall. Current low long-term rates present the risk that interest rates may rise and that as a result the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. The Fund is subject to extension risk. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk. Prepayment risk applies also to the Notes to the extent they are redeemable by the Fund. The Fund is subject to prepayment risk. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities. Finally, the Fund’s use of leverage by the issuance of preferred stock, debt securities and other instruments, as discussed below, may increase the risks described above. See “LEVERAGE PROGRAM” herein.

Conflicts of Interest. The investment advisory fee payable to the Investment Adviser during periods in which the Fund is utilizing leverage will be higher than when it is not doing so because the fee is calculated as a percentage of average weekly gross assets, including assets purchased with leverage. Because the assets base used for calculating the investment advisory fee is not reduced by aggregate indebtedness incurred in leveraging the Fund, the Investment Adviser may have a conflict of interest in formulating a recommendation to the Fund as to whether and to what extent to use leverage. This could impact the Fund’s ability to pay on

Notes in the future.

UBS AMPR, [•], and their affiliates have engaged and may engage, in business transactions with or related to any one of the issuers of the Fund’s investment assets, or with competitors of such issuers, as well as provide them with investment banking, asset management, trust, or advisory services, including merger and acquisition advisory services. These activities may present a conflict between any such affiliated party and the interests of the Fund. Any such affiliated party may also publish or may have published research reports on one or more of such issuers and may have expressed opinions or provided recommendations inconsistent with the purchasing or holding of the securities of such issuers. While the Fund has engaged in transactions with affiliates in the past, all transactions among Fund affiliates from the date of the Fund’s registration under the Investment Company Act going forward will be done in compliance with the Investment Company Act rules and prohibitions regarding affiliated transactions, or any exemptive relief granted by the SEC in respect thereof.

Tax Matters affecting the Transfer of the Notes. Investment in the Fund will afford the tax benefits described herein solely to individuals whose principal residence is in the Commonwealth of Puerto Rico (“Puerto Rico”), or to corporations and other business organizations whose principal office and place of business are in Puerto Rico (the “Puerto Rico Residents”), provided that if such entity is a non-business trust, the trustee and all trust beneficiaries must be Puerto Rico Residents. Holders of the Notes (the “Noteholders”) who cease to be Puerto Rico Residents will no longer be afforded such tax benefits. In that regard, the Fund was designed solely for Puerto Rico residents. Further, an investor that is not a Puerto Rico Resident will not receive the tax benefits of an investment in typical U.S. mutual fund (such as “RIC” tax treatment). Generally, fixed and contingent interest on the Notes designated by the Fund as “Exempt Income” (as such terms is defined in the section “Puerto Rico Taxation”) will be exempt from Puerto Rico income taxes. The income not designated by the Fund as Exempt Income will only be subject to a 10% withholding of Puerto Rico income taxes instead of the imposition of Puerto Rico income taxes for ordinary income. Currently, the maximum ordinary income tax rates for individuals is 33% and 39% for corporations.

Liquidity. No assurance can be given as to the liquidity of, or the trading market for, the Notes. The market price of the Notes will be determined by such factors as relative demand for and supply of the Notes in the market, general market, and economic conditions and other factors beyond the control of the Fund. The Fund cannot predict whether the Notes will trade at, below or above their stated principal amount. That conclusion is further affected by the fact that there may be few or no market-makers in the Notes. The Notes may not be suitable to all investors, and investors in the Notes should not view the Fund as a vehicle for trading purposes.

The Notes may be subject to risks associated with a Credit Rating Agency. Fitch has issued a credit rating of “F1+” to the Short-Term Notes and “AA” to the Medium-Term Notes. These credit ratings reflect only Fitch’s view and any explanation of the significance of the credit rating must be obtained from Fitch directly. No assurance can be given that the credit ratings assigned to the Notes (as defined below) will remain in effect for any given period of time or that it will not be revised downward or withdrawn entirely by Fitch if, in its sole judgment, circumstances so warrant. Any such downward revision or withdrawal of the credit rating may have an adverse effect on the market value of the Notes. The Fund may, at its sole discretion, seek a credit rating from another Credit Rating Agency, provided such credit rating is within the two highest rating categories with respect to the Short-Term Notes, or within the four highest rating categories with respect to the Medium-Term Notes. FITCH HAS NOT ASSIGNED A CREDIT RATING TO THE FUND.

U.S. federal tax law; no U.S. federal tax ruling. Under regulations issued under Section 937(b) of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”), income that is otherwise treated as income from sources within Puerto Rico under the general source of income rules is treated as income from sources outside Puerto Rico and not excludable from gross income under Section 933 of the U.S. Code if it consists of income derived in a “conduit arrangement.” In general, the regulations describe a “conduit arrangement” as one in which pursuant to a plan or arrangement income is received by a person in exchange for consideration provided to another person and such other person provides the same consideration (or consideration of a like kind) to a third person in exchange for one or more payments constituting income from sources within the United States. Based on the current language of the regulations and the guidance offered therein, an investment in the Notes is not expected to be the type of transaction intended to be covered by these rules, and in accordance with this interpretation, paid and accrued interest on the Notes is expected to be treated as income from sources within Puerto Rico. The Fund does not plan to request a ruling from the U.S. Internal Revenue Service (the “IRS”) with respect to the U.S. federal income tax treatment to be accorded to an investment in the Notes, and no assurance can be given that the IRS or the courts will agree with the tax treatment described herein. You should read carefully the section entitled “TAXATION,” for a more detailed description of the tax implications an investment on the Notes entails as well as pertinent U.S. Treasury disclosure. You should also consult your tax advisor about your tax situation.

Coronavirus and Public Health Emergencies. As of the date of this prospectus, there is an outbreak of a novel and highly contagious form of coronavirus COVID-19, which the World Health Organization has declared to constitute a “Public Health Emergency of International Concern.” The outbreak of COVID-19 has resulted in and may continue to result in numerous illnesses and deaths. It has also adversely impacted global commercial activity and contributed to significant volatility in certain equity and debt markets. Adverse conditions may worsen over time. The global impact of the outbreak is rapidly evolving, and many countries, states, provinces, districts, departments and municipalities have reacted by instituting quarantines, curfews, prohibitions on travel and the closure of offices, businesses, schools, retail stores and other public venues, including certain infrastructure structures and facilities.

Businesses are also implementing similar precautionary measures. Such measures, as well as the general uncertainty surrounding the dangers and impact of COVID-19, are creating significant disruption in supply chains and economic activity and are having a particularly adverse impact on transportation, hospitality, tourism and entertainment, among other industries.

As COVID-19 continues to spread, the potential impacts, including a global, regional or other economic recession, are increasingly uncertain and difficult to assess. In addition, efforts to successfully develop and make available treatments, vaccines, or other therapeutics may be prolonged, and some or all of these efforts may never succeed.

The extent of the impact of the COVID-19 pandemic, or any public health emergency on the operational and financial performance of the Fund will depend on many factors, including the duration and scope of such public health emergency, the extent of any related travel advisories and restrictions implemented, the impact of such public health emergency on overall supply and demand, goods and services, investor liquidity, consumer confidence and levels of economic activity and the extent of its disruption to important global, regional and local supply chains and economic markets, all of which are highly uncertain and cannot be predicted. The effects of such a public health emergency may materially and adversely impact the value and performance of the Fund’s investments as well as the ability of the Fund to source, manage and divest investments and achieve its investment objectives, all of which could result in significant losses to the Fund. In addition, the operations of each of the Fund, its investments and the Investment Adviser may be significantly impacted, or even halted, either temporarily or on a long-term basis, as a result of government quarantine and curfew measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of the Fund’s or the Investment Adviser’s personnel.

Risk of Natural Disasters, Epidemics/Pandemics, Terrorist Attacks and War. Countries and regions in which the Fund may invest, where the Investment Adviser has offices or where the Fund or the Investment Adviser otherwise do business are susceptible to natural disasters (e.g., fire, flood, earthquake, storm and hurricane), epidemics/pandemics or other outbreaks of serious contagious diseases. The occurrence of a natural disaster or epidemic/pandemic could, directly or indirectly, adversely affect and severely disrupt the business operations, economies and financial markets of many countries (even beyond the site of the natural disaster or epidemic/pandemic) and could adversely affect the Fund’s investment program or the Investment Adviser’s ability to do business. In addition, terrorist attacks, or the fear of or the precautions taken in anticipation of such attacks, could, directly or indirectly, materially and adversely affect certain industries in which the Fund invests or could affect the countries and regions in which the Fund invests, where the Investment Adviser has offices or where the Fund or the Investment Adviser otherwise do business. Other acts of war (e.g., war, invasion, acts of foreign enemies, hostilities and insurrection, regardless of whether war is declared) could also have a material adverse impact on the financial condition of industries or countries in which the Fund invests.

Risks Associated with the Fund’s Investment Securities. Following is a summary of the risks attributable to the Fund’s investment in its underlying securities, and which might impact the Fund’s ability to make payments on the Notes:

Non-Diversification Risk. A relatively high percentage of the Fund’s assets may be invested in obligations of a limited number of Puerto Rico or other issuers. Consequently, the Fund’s net asset value and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers. The Fund may also be more susceptible to any single economic, political, or regulatory occurrence in Puerto Rico than a more widely diversified investment company.

Credit Risk. Credit risk is the risk that debt securities or preferred stock will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The Notes and the Fund’s investments are both subject to credit risk. The risk is greater in the case of securities that are rated below investment grade, or rated in the lowest investment grade category (although such investments are not principal strategies of the Fund).

Fixed Income Securities Generally. The yield on fixed income securities like the Notes or the type that the Fund may invest in depends on a variety of factors, including general market conditions for such securities, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the security. Generally, the longer the maturity of those securities, the higher its yield and the greater the changes in its yields both up and down. The market value of fixed income securities normally will vary inversely with changes in interest rates. Such changes in the Fund’s net asset value, in particular, also might affect the resale price of the Notes. The unique characteristics of certain types of securities also may make them more sensitive to changes in interest rates.

Certain issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors that may result in delays and costs to the Fund if a party becomes insolvent. It is also possible that, as a result of litigation or other conditions, the power or ability of such issuers to meet their obligations for the repayment of principal and payment of interest, respectively, may be materially and adversely affected.

Municipal Obligations Risk. Certain of the municipal obligations in which the Fund may invest, present their own distinct risks. These risks may depend, among other things, on the financial situation of the government issuer, or in the case of industrial development bonds and similar securities, on that of the entity supplying the revenues that are intended to repay the obligations. It is also possible that, as a result of litigation or other conditions, the power or ability of issuers or those other entities to meet their obligations for the repayment of principal and payment of interest may be materially and adversely affected. See “Puerto Rico Risk” above.

Mortgage-Backed Securities Risk. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions and home owner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. In addition, mortgage-backed or other securities issued or guaranteed by FNMA, FHLMC or a Federal Home Loan Bank are supported only by the credit of these entities and are not supported by the full faith and credit of the U.S.

CMO Risk. CMOs exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Illiquid Securities. Illiquid securities are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. Certain of the securities in which the Fund intends to invest, such as shares of preferred stock, may be substantially less liquid than other types of securities in which the Fund may invest. Illiquid securities may trade at a discount from comparable, more liquid investments.

There are no limitations on the Fund’s investment in illiquid securities. The Fund may also continue to hold, without limitation, securities or other assets that become illiquid after the Fund invests in them. To the extent the Fund owns illiquid securities or other illiquid assets, the Fund may not be able to sell them easily, particularly at a time when it is advisable to do so to avoid losses.

Valuation Risk. There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may therefore be particularly difficult to value those securities. When market quotations for securities held by the Fund are not readily available from any such independent dealers, [•] as the Fund’s Administrator (the “Administrator”) is responsible for obtaining quotations for such securities from various sources, including the Dealers. As a result, the interests of the Dealers may conflict with those of the Fund as to the price and other terms of transactions among them.

Changes in Applicable Law. Legislation affecting Puerto Rico securities, assets other than Puerto Rico securities, Puerto Rico and U.S. investment companies, taxes, and other matters related to the business of the Fund are continually being considered by the Puerto Rico Legislature and the U.S. Congress. Similarly, regulations and interpretations thereof are continually being considered by the SEC. No assurance can be given that legislation enacted or regulations promulgated after the date hereof will not have an adverse effect on the operations of the Fund, the economic value of the Notes, or the tax consequences of the acquisition or redemption of the Notes.

See “RISK FACTORS AND SPECIAL CONSIDERATIONS” in the main body of this prospectus for the risk considerations that may be relevant to prospective investors in the Notes.

Plan of Distribution

The Dealers will offer the Notes on behalf of the Fund on a continuous basis. The Dealers may also purchase the Notes as principals. Each Dealer may be paid a fee to be negotiated from time to time, equal to a percentage of the principal amount of the Notes sold by such Dealer, and may be reimbursed for certain out-of-pocket expenses incurred. The Fund may also sell Notes directly to investors from time to time.

Both initial and additional purchases of Notes may be accepted from investors at such times as the Board may determine on the terms set forth below. The Board may, in its discretion, suspend the offering of Notes at any time or permit purchases on a more frequent basis. The Board reserves the right to reject any purchase of Notes. The circumstances in which the Board may reject an offer to purchase Notes include: (i) in order to comply with the securities laws or in response to market conditions in the securities markets or otherwise; (ii) during any period during which an emergency exist; and/or (iii) if market conditions, including interest rate considerations, make it commercially impracticable, in the Board’s discretion, to accept such offers. After the closing of the first registered offering of Notes, initial and subsequent purchases generally will be accepted monthly.

See “PLAN OF DISTRIBUTION” in the main body of this prospectus.

Taxation	See “TAXATION” in the main body of this prospectus for a summary of the material Puerto Rico and U.S. tax considerations that may be relevant to prospective investors in the Notes.

This prospectus speaks only as of its date, and the information contained herein is subject to change. You should carefully consider the information set forth under the headings “RISK FACTORS AND SPECIAL CONSIDERATIONS” below as well as “LEVERAGE PROGRAM” and “GENERAL INFORMATION” contained in the main body of this prospectus.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUND

The Fund’s investment objectives are (i) to provide investors in its Common Stock with current income, consistent with the preservation of capital, and (ii) to return the initial investment of $10 per share of Common Stock by or before December 31, 2043. No assurance can be given that the Fund will achieve its investment objectives.

In seeking to achieve its investment objectives, the Fund endeavors to invest under normal circumstances, at least 67% of its total assets, including borrowings for investment purposes, in securities issued by Puerto Rico entities, or has otherwise obtained a waiver from such 67% requirement from the OCFI. While the OCFI has granted and extended such a waiver until June 2021 (and, therefore, as of the date of this prospectus less than 67% of the Fund’s total assets may be invested in Puerto Rico), there is no assurance that the OCFI will do so in the future. In the event that the OCFI does not grant such waiver in the future, the Fund may seek to amend this 67% investment policy or the Fund might no longer offer the tax benefits that are an important attribute of the Fund. Securities issued by Puerto Rico entities are (A) securities issued or guaranteed by GNMA, FNMA or FHLMC, (B) mortgage-backed securities that are not guaranteed or issued by GNMA, FNMA, FHLMC, or any other government agency, and in the case of either (A) or (B) are backed by mortgages on properties in Puerto Rico or by obligations of Puerto Rico obligors and may include CMOs; and (C) corporate obligations of Puerto Rico entities, and other Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies (all such types of securities collectively referred to as the “Puerto Rico Securities”).

The Fund endeavors to invest, except in extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities, except in extraordinary circumstances. These include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

The Fund endeavors to invest under normal circumstances, at least 80% of the Fund’s total assets in a combination of GNMA, mortgage-backed securities and CMOs issued or guaranteed by GNMA, securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC and other mortgage-backed securities and CMOs issued or guaranteed by GNMA, FNMA or FHLMC.

The Fund endeavors to invest under normal circumstances, at least 90% of the Fund’s total assets in securities that, at the time of purchase, were (i) rated “AAA” by Fitch, “AAA” by S&P, or “Aaa” by Moody’s, (ii) comparably rated by a Credit Rating Agency, or (iii) unrated and were determined by the Fund’s Investment Adviser to be of comparable credit quality. Currently, the Puerto Rico bond market is experiencing a period of increased volatility, with Puerto Rico bonds trading at historically lower prices and higher yields. It is expected that such increased volatility will continue in view of the continuing deterioration of the Puerto Rico economy and the fiscal stability of the Government of Puerto Rico, as well as its intention to restructure its debt. Because the Fund intends to invest most of its assets in Puerto Rico bonds, the Fund’s investment in securities issued by Puerto Rico entities that, at the time of purchase, were (i) rated “AAA” by Fitch, “AAA” by S&P, or “Aaa” by Moody’s, (ii) comparably rated by a Credit Rating Agency, or (iii) unrated and were determined by the Fund’s Investment Adviser to be of comparable credit quality, may currently account for less than 90%, and at times may be significantly less than 90%, of its total assets. It is the Fund’s intention to maintain compliance therewith as market conditions permit, though there is no assurance the Fund will be able to do so. In such circumstances, any new investments made by the Fund will be in securities that are rated AAA (or comparably rated by a Credit Rating Agency, or, if unrated, determined by the Fund’s Investment Adviser to be of comparable credit quality) at the time of purchase, until the Fund achieves again such 90% threshold.

Currently, none of the bonds issued by the Government of Puerto Rico and its instrumentalities without credit enhancement carry an investment-grade credit rating. In view of this, the Fund’s ability to comply with this investment policy will be constrained. See “RISK FACTORS AND SPECIAL CONSIDERATIONS - General” above. The Fund will not make additional investments in lower-rated securities if, at the time of a proposed purchase, more than 5% of its assets would be invested in such securities. The Fund may not invest in securities which have a maturity date subsequent to December 31, 2033, and in the case of mortgage-backed securities, subsequent to December 31, 2043. It should be noted that, due to the COFINA debt restructuring and corresponding bond exchange, the Fund now holds new COFINA bonds in its investment portfolio with maturity dates beyond December 31, 2033. See Appendix C to the SAI for further information regarding Fitch’s, S&P’s, and Moody’s ratings and Appendix F to the SAI for further developments relating to COFINA. 2033. The Investment Adviser is currently evaluating the implications of continuing to hold such bonds.

Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of lower-rated securities to make principal and interest payments than is the case for issuers of higher grade securities. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Investment Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. In making such a determination, the Investment Adviser will consider such factors in its assessment of the credit quality of the issuer of the security and the price at which the security could be sold.

The average maturity and duration of the Fund’s portfolio securities will vary based upon the Investment Adviser’s assessment of economic and market conditions. The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of fixed-income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed-income securities can be expected to decline. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do those of short-term or medium-term securities. These changes in net asset value might be greater in the case of an investment company having a leveraged capital structure, such as the Fund. See “LEVERAGE PROGRAM” herein.

The Fund’s investment objectives and certain investment policies are fundamental policies that may not be changed unless authorized by a majority (or in some cases, a supermajority) of the holders of the Fund’s outstanding shares of Common Stock. However, subject to Puerto Rico law, all other investment policies and limitations may be changed by the Board of Directors without the approval of either the holders of Common Stock. The Fund’s tax-exempt policy may not be changed without shareholder approval. See “Investment Restrictions” in the SAI.

Principal Investments of the Fund

Set forth below is a description of the principal types of securities in which the Fund may invest.

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and are payable from, mortgage loans secured by real property (“Mortgage-Backed Securities”). Investors in Mortgage-Backed Securities typically receive interest and principal on the underlying mortgage loans (and/or any related credit support). The Fund’s investments in Mortgage-Backed Securities will be considered as Puerto Rico Securities when the underlying assets are substantially comprised of mortgages over real property located within Puerto Rico. See “Appendix B - Mortgage-Backed Securities” to the SAI.

Investments in Mortgage-Backed Securities include those issued or guaranteed by GNMA, FNMA, or FHLMC, as well as Mortgage-Backed Securities that are not guaranteed or issued by GNMA, FNMA, FHLMC, or any other government agency (“Private Label Mortgage-Backed Securities”), and in either case may include CMOs. Private Label Mortgage-Backed Securities are issued in connection with a securitization and represent a beneficial interest in a privately sponsored trust or other entity, the assets of which are mortgage loans or GNMA, FNMA, FHLMC, or other Mortgage-Backed Securities, including CMOs. See “RISK FACTORS AND SPECIAL CONSIDERATIONS” herein.

GNMA Mortgage-Backed Securities include securities which are backed by mortgage loans insured by the Federal Housing Administration or guaranteed by the Veterans Administration, and which consist of mortgage-backed certificates with respect to pools of such mortgages guaranteed as to the timely payment of principal and interest by the GNMA. That guarantee is backed by the full faith and credit of the U.S.

FNMA Mortgage-Backed Securities represent a beneficial ownership interest in one or more pools of mortgage loans, which may be insured by the Federal Housing Administration or the Veterans Administration, or which may not be insured or guaranteed by any governmental agency. FHLMC Mortgage-Backed Securities represent direct or indirect participations in, and are payable from, conventional residential mortgage loans. FNMA’s and FHLMC’s obligations with respect to their Mortgage-Backed Securities are not backed by the full faith and credit of the U.S., but are considered to present minimal credit risks.

CMOs are multiple-class Mortgage-Backed Securities. Some CMOs are directly supported by other CMOs, which in turn are supported by pools of mortgage loans. Investors in such securities typically receive payments out of the interest and principal on the underlying mortgage loans. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risks. See “RISK FACTORS AND SPECIAL CONSIDERATIONS — Mortgage-Backed Securities” herein.

The type of GNMA, FNMA, FHLMC and certain other Mortgage-Backed Securities in which the Fund may invest are described in more detail in “Appendix B — Mortgage-Backed Securities” to the SAI. Not all types of Mortgage-Backed Securities are currently available in Puerto Rico.

U.S. Government Securities. The Fund may invest in U.S. Government securities. These include securities that are issued or guaranteed by the U.S. Government, such as U.S. Treasury bills, U.S. Treasury notes, and U.S. Treasury bonds, or that are issued or guaranteed by its agencies or instrumentalities, such as obligations of the Federal

Home Loan Bank, which are supported by the right of the issuer to borrow from the U.S. Treasury, and obligations of the Federal Intermediate Credit Banks, which are supported only by the credit of the issuer. The Fund may also invest in repurchase agreements secured by such securities, as further described herein.

Corporate Obligations. Corporate obligations are debt obligations or similar securities issued by or on behalf of a corporation. Although the Fund does not presently invest in corporate obligations, the Fund may invest in corporate obligations of financial services companies, and insurance companies, among others.

Municipal Obligations. Municipal obligations are debt obligations or similar securities issued by or on behalf of Puerto Rico, a State of the U.S., or any of their respective political subdivisions, organizations, agencies, or instrumentalities, or by multi-state agencies or authorities, the interest on which is, in the opinion of Fund counsel, wholly or partially exempt from income tax (the “Municipal Obligations”). Municipal Obligations are issued for various public purposes, including construction of public or privately-operated facilities, such as airports, bridges, hospitals, housing, mass transportation, schools, streets, and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refinancing outstanding obligations and obtaining funds for general operating expenses and for loans to other public institutions and facilities. Puerto Rico Municipal Obligations encompass various types of Puerto Rico tax-exempt obligations including, for example, both general obligation bonds and revenue bonds, as well as industrial development bonds issued for the benefit of Puerto Rico or non-Puerto Rico corporations in connection with projects located inside or outside of Puerto Rico. The types of Municipal Obligations in which the Fund may invest, and certain of the risks attached thereto, are described in Appendix A to the SAI. Not all of such types of Municipal Obligations are currently available in Puerto Rico. See “Appendix A – Types of Municipal Obligations” to the SAI.

Municipal Bonds and Industrial Development Bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or from another specific source, such as the user of the facility being financed. Certain municipal bonds are “moral obligation” issues, which normally are issued by special purpose public authorities. In the case of such issues, an express or implied “moral obligation” of a related government unit is pledged to the payment of the debt service but is usually subject to annual budget appropriations. The Fund may invest in industrial development bonds (“IDBs”), which are municipal bonds issued by or on behalf of public authorities to finance various privately operated facilities, such as airports or pollution control facilities. IDBs are generally revenue bonds and thus are not payable from the unrestricted revenue of the issuer. The credit quality of IDBs is usually directly related to the credit standing of the user of the facilities being financed.

Single Family Housing Bonds and Multifamily Housing Bonds. Single family housing bonds and multifamily housing bonds are obligations of state and local housing authorities that have been issued in connection with a variety of single and multifamily housing projects.

Zero Coupon Obligations. The Fund may invest in zero coupon Municipal Obligations. Such obligations include “pure zero” obligations, which pay no interest for their entire life (either because they bear no stated rate of interest or because their stated rate of interest is not payable until maturity), and “zero/fixed” obligations, which pay no interest for an initial period and thereafter pay interest currently. Zero coupon obligations also include derivative instruments representing the principal-only components of Municipal Obligations from which the interest components have been stripped and sold separately by the holders of the underlying Municipal Obligations. Zero coupon securities usually trade at a deep discount from their face or par value and is subject to greater fluctuations in market value in response to changing interest rates than obligations of comparable maturities that make current distributions of interest.

Put Bonds. Put bonds are municipal bonds which give the holder an unconditional right to sell the bond back to the issuer or a remarketing agent at a specified price and exercise date, which is typically well in advance of the bond’s maturity date. If the put is a “one time only” put, the Fund ordinarily sells the bond or put the bond, depending on the more favorable price. If the bond has a series of puts after the first put, the bond is held as long as, in the opinion of the Investment Adviser, it is in the best interests of the Fund to do so. The obligation to purchase the bond on the exercise date of the put may be supported by a letter of credit or other credit support agreement from a bank, insurance company, or other financial institution, the credit standing of which affects the credit standing of the obligation. There is no assurance that an issuer or remarketing agent for a put bond will be able to repurchase the bond on the put exercise date if the Fund chooses to exercise its right to put the bond back to the issuer or remarketing agent.

When-Issued Securities and Delayed Delivery Transactions. The purchase of securities on a when-issued or delayed delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. At the time the Fund enters into a transaction on a when-issued or delayed delivery basis, it will segregate with the Custodian (as defined below) cash or liquid instruments with a value not less than the value of the when-issued or delayed delivery securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times exceed the obligations of the Fund. There is always a risk that the securities may not be delivered, and the Fund may incur a loss.

Short-Term Temporary Investments. Subject to the requirements of the Puerto Rico Commissioner of Financial Institutions’ Ruling or if the Investment Adviser believes unusual circumstances warrant a defensive posture, the Fund may temporarily commit all or any portion of its assets to short-term instruments. Such instruments may include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, commercial paper rated at least F1 by Fitch, A-1 by S&P or Prime-1 by Moody’s, bank certificates of deposit, bankers’ acceptances, and repurchase agreements secured by any of the foregoing, as described below.

Swaps and Interest Rate Protection Transactions. The Fund has, and may in the future, enter into interest rate and other swaps, including interest rate protection transactions, interest rate caps, collars and floors. Swap transactions involve an agreement between two parties to exchange payments that are based, respectively, on indices or specific securities or other assets, such as variable and fixed-rates of interest that are calculated on the basis of a specified amount of principal (the “notional principal amount”) for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which the first party makes payments to the counterparty when a designated market interest rate goes above a designated level of predetermined dates or during a specified time period, and the counterparty makes payments to the first party when a designated market interest rate goes below a designated level on predetermined dates or during a specified time period.

The Fund expects to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolios to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to effectively fix the rate of interest that it pays on one or more borrowings or series of borrowings. The Fund presently does, and intends to, use these transactions as a hedge and not as a speculative investment.

The Fund has, and may in the future, enter into swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and usually enters into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as certain swap transactions are entered into to hedge interest rate risks associated with specific equity or fixed-income investments held by the Fund or borrowings by the Fund, such obligations will be excluded from specific borrowing restrictions under the Investment Company Act, specifically from the 10% derivatives exposure threshold specified in Rule 18f-4.

The Fund may enter into such transactions only with banks and recognized securities dealers believed by the Investment Adviser to present minimal credit risks in accordance with guidelines established by the Fund’s Board of Directors. If there is a default by the other party to such a transaction, the Fund may have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

Non-Principal Investments of the Fund

Set forth below is a description of the non-principal types of securities in which the Fund may invest.

Asset-Backed Securities. The Fund may invest in various types of asset-backed securities (“Asset-Backed Securities”). The securitization techniques used in the context of Asset-Backed Securities are similar to those used for Mortgage-Backed Securities. The receivables supporting Asset-Backed Securities presently are primarily home equity mortgage loans and automobile and credit card receivables, but may also consist of other types of obligations. Asset-Backed Securities and the underlying receivables are not generally insured or guaranteed by any government agency. However, in certain cases, such securities are collateralized by loans guaranteed by the U.S. Small Business Administration (“SBA”). SBA is an independent agency of the U.S.

SBA guarantees the payment of principal and interest on portions of loans made by private lenders to certain small businesses. The loans are generally commercial loans such as working capital loans and equipment loans. SBA is authorized to issue from time to time, through its fiscal and transfer agent, SBA-guaranteed participation certificates evidencing fractional undivided interests in pools of these SBA-guaranteed portions of loans made by private lenders. SBA’s guarantee of such certificates, and its guarantee of a portion of the underlying loan, are backed by the full faith and credit of the U.S.

Asset-Backed Securities will be considered Puerto Rico Asset-Backed Securities when the securitization vehicle is organized under the laws of Puerto Rico or, regardless of where organized, when a majority of the underlying assets are obligations of Puerto Rico Residents.

Preferred Stock. Preferred stock generally has priority over common stock with respect to payment of dividends and upon liquidation, but does not have the seniority of a debt instrument in an issuer’s capital structure in terms of claims to corporate income and liquidation payments. Preferred stock may have a fixed dividend rate and may not participate in any profits of the issuer above such dividend rate, in which case it is referred to as “non-participating,” or it may participate in some or all of the profits of the issuer, in which case it is referred to as “participating.” Preferred stock may be perpetual, with no mandatory redemption date, or issued with a mandatory redemption date. It may also be callable or redeemable at the option of the issuer after a certain period of time. Issuers of preferred stock are not required to pay dividends on the preferred stock, even if they have sufficient funds to pay dividends, although they are usually prohibited from paying dividends on their common stock unless all or some preferred dividends have been paid. Preferred dividends may be “cumulative” or “non-cumulative.” If dividends are cumulative and they are not declared and paid at their regularly scheduled time, such dividends must generally be paid when the issuer is liquidated, before any assets may be distributed to holders of the issuer’s common stock. If dividends are non-cumulative, they never have to be paid if they are not declared; however, as mentioned above, the issuer may be prohibited from paying dividends on their common stock unless all or some preferred dividends have been paid. Holders of preferred stock do not have the right to precipitate bankruptcy filings or collection activities in the event of missed dividend payments. Preferred stock may be convertible into common stock of the issuer or into some other security, or it may non-convertible. Holders of preferred stock usually have no voting rights, except in cases where preferred dividends have been unpaid for a certain period, in which case holders of preferred stock usually have the right to elect certain representatives to the board of directors of the issuer. Most of the preferred stock of Puerto Rico issuers currently available in the market is non-cumulative, non-voting, non-convertible, and non-participating, and pays dividends at a fixed dividend rate on a monthly basis. Most of the preferred stock of Puerto Rico issuers currently available in the market is issued by bank holding companies.

Other Investment Practices. Certain of the other investment practices in which the Fund may engage are described below. If the Fund issues preferred stock, debt securities, and other forms of leverage and seeks to obtain a credit rating of such preferred stock, debt securities, and other forms of leverage, any credit rating agency issuing such rating may, as a condition thereof, impose additional asset coverage or other requirements, which may restrict the Fund’s ability to engage in these investment practices.

Dollar Rolls and Reverse Repurchase Agreements. The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased will be of the same type and will have the same interest rate as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. The Fund may also enter into reverse repurchase agreements in which a member bank of the Federal Reserve System or a securities dealer who is a member of a national securities exchange or is a market-maker in U.S. Government securities purchases portfolio securities from the Fund, coupled with an agreement to resell them to the Fund at a specific date and price. [The Fund may enter into reverse repurchase agreements with the Dealers or their affiliates].

Dollar rolls and reverse repurchase agreements generally will be considered to be leverage and, accordingly, will be subject to the Fund’s limitations on leverage, which will restrict the aggregate of such transactions, together with the issuance of preferred stock, debt securities, and other forms of leverage, to 33 1/3% of the Fund’s total assets. Prior to the compliance date of Rule 18f-4, the Fund may borrow up to 50% of its total assets pursuant to dollar rolls and reverse repurchase agreements, provided that the Fund maintains liquid assets, in a segregated account, marked to market daily, in the amount of such borrowings. See “LEVERAGE PROGRAM” herein.

The market value of securities sold under reverse repurchase agreements typically is greater than the proceeds of the sale, and accordingly, the market value of the securities sold is likely to be greater than the value of the securities in which the Fund invests those proceeds. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Repurchase Agreements. The Fund may enter into repurchase agreements. Repurchase agreements consist of transactions in which the Fund purchases securities from a member bank of the Federal Reserve System or a securities dealer who is a member of a national securities exchange or is a market-maker in U.S. Government securities, and simultaneously commits to resell the securities to such original seller at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt, it is the intention of the Fund to only enter into repurchase agreements with banks and dealers in transactions believed by the Investment Adviser to present minimum credit risks. In addition, each repurchase agreement must be collateralized at least at 102% with U.S. Government or other appropriate liquid high grade securities, held at a third party custodian, and marked-to-market daily. Entities with whom the Fund may enter into repurchase agreements may include the Dealers or their affiliates, subject to procedures adopted by its Board of Directors. See “LEVERAGE PROGRAM” and “PORTFOLIO TRANSACTIONS — Transactions Involving Affiliates” herein.

Other Practices

Call Rights. The Fund may purchase a Puerto Rico security or other Municipal Obligation issuer’s right to call all or a portion of such obligation for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related obligations, subject to certain conditions. A Call Right that is not exercised during the maturity of the related obligation will expire without value. The economic effect of holding both a Call Right and the related obligation is identical to holding an obligation as a non-callable security.

Options and Futures. The Fund may use securities options (both exchange-traded and over-the-counter) to attempt to enhance income (which would be taxable income) and may also attempt to reduce the overall risk of its investments (i.e., hedge) by using securities options, financial futures contracts and other interest rate protection transactions such as swap agreements. However, the Fund will not enter into financial futures contracts or options thereon unless the Dealers qualify for an exclusion or exemption or comparable relief from applicable registration requirements contained in the regulations administered by the U.S. Commodity Futures Trading Commission. See Appendix D to the SAI for a more complete discussion of the types of derivative and related income strategies the Fund may use and the risks thereof.

Short Sales. The Fund may engage in short sales of securities “against the box” to defer realization of gains or losses for tax or other purposes. A short sale “against the box” occurs when the Fund owns an equal amount of the securities sold short or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal amount to, the securities sold short.

Securities Lending. Although it has not done so and it is not a principal strategy of the Fund, the Fund may also engage in securities lending, subject to procedures adopted by its Board of Directors.

Other Portfolio Investments, Investment Policies and Techniques and Investment Restrictions

See “Investment Restrictions” and “The Fund’s Investments” in the SAI for additional information.

RISK FACTORS AND SPECIAL CONSIDERATIONS

The main risks of investing in the Notes are described below. Any of these risks may cause you to lose money.

Puerto Rico Risk. The Fund is exposed to certain risks resulting from the reduced geographic diversification of its portfolio. The Fund’s assets are invested primarily in securities of Puerto Rico issuers. Consequently, the Fund in general is more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than an investment company that is not so concentrated in Puerto Rico issuers. In addition, securities issued by the Government of the Commonwealth of Puerto Rico or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including without limitation, the downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government. Currently, the Puerto Rico bond market is experiencing a period of volatility, with Puerto Rico bonds trading at historically lower prices and higher yields.

Because the Fund invests a substantial portion of its assets in Puerto Rico bonds, the Fund’s net asset value and cash flow may fluctuate due to market conditions affecting these securities, and the Fund’s ability to pay the principal and accrued interest on the Notes may be consequently affected.

Any future developments in this respect could result in additional interruptions in cash flow on debt payments, which may result in more price volatility, across Puerto Rico securities. There can be no assurance that any additional defaults by the Commonwealth and other Commonwealth instrumentalities will not have an additional adverse impact on the Fund’s net investment income and its ability to declare and pay dividends or make payments on the Notes in the future. See “INVESTMENT OBJECTIVES AND POLICIES OF THE FUND” below. For a further description of developments in Puerto Rico, see Appendix F.

Puerto Rico Tax Treatment. For investors to receive the tax benefits offered by the Fund, such investors must be Puerto Rico Residents, and the Fund must have at least 67% of its total assets invested in Puerto Rico, unless the Puerto Rico Office of the Commissioner of Financial Institutions (the “OCFI”) grants a waiver. While the OCFI has granted and extended such a waiver until June 2021 (and, therefore, as of the date of this prospectus less than 67% of the Fund’s total assets may be invested in Puerto Rico), there is no assurance that the OCFI will do so in the future. In the event that the OCFI does not grant such waiver in the future, the Fund may seek to amend this 67% investment policy or the Fund might no longer offer the tax benefits that are an important attribute of the Fund.

Pledged Collateral; Credit Risk. Although the Notes may be secured by Pledged Collateral (as defined below) and the Fund believes such collateral will provide adequate security for the payment of the obligations arising under the Notes, the Fund cannot guarantee the creditworthiness of any particular security comprising the Pledged Collateral or of the issuer of any such security. The actual and perceived creditworthiness of the Fund or of the issuers of the securities constituting the Pledged Collateral will depend on various factors, such as general economic conditions or conditions specific to the respective issuer, all of which are beyond the control of the Fund and may affect the market value of the Notes or the Pledged Collateral.

Moreover, for purposes of determining the Pledged Collateral which will provide the security for the repayment of any Notes for which the Fund has obtained a credit rating from a Credit Rating Agency, the Fund has covenanted to abide by such Credit Rating Agency’s rating criteria and guidelines, which specify the types of investment securities which may constitute Pledged Collateral and may also discount the value or limit the concentration of such securities. Such rating criteria and guidelines may be amended by such Credit Rating Agency at its sole discretion at any time, without the Fund’s consent, thereby affecting the types and amounts of Pledged Collateral securing the repayment of any series of rated Notes at any given point in time. With respect to the credit ratings of “F1+” and “AA” assigned by Fitch to the Short-Term Notes (as defined below) and the Medium-Term Notes (as defined below), respectively, the rating criteria and guidelines for the assignment and maintenance of such rating are publicly available at www.fitchratings.com or by contacting Fitch at 33 Whitehall Street, New York, New York 10004; telephone number (212) 908-0500. See “SECURITY FOR THE NOTES” herein.

In the event that the Fund were unable to fulfill its obligations under the Notes, by reason of its insolvency, commencement of bankruptcy proceedings, or otherwise, any interest payment thereon may be affected, if the proceeds derived from the Pledged Collateral were insufficient to pay all amounts owed to the investor, and the payment of any such amounts would be delayed for the duration of any insolvency, bankruptcy or other proceedings.

U.S. Government Mortgage-Related Securities Risk. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

U.S. Government Obligations Risk. Not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., the GNMA); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Corporate Obligations. Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its corporate loans. Transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Fund may become a member of the syndicate.

Conflicts of Interest. The investment advisory fee payable to the Investment Adviser during periods in which the Fund is utilizing leverage will be higher than when it is not doing so because the fee is calculated as a percentage of average weekly gross assets, including assets purchased with leverage. Because the assets base used for calculating the investment advisory fee is not reduced by aggregate indebtedness incurred in leveraging the Fund, the Investment Adviser may have a conflict of interest in formulating a recommendation to the Fund as to whether and to what extent to use leverage. This could impact the Fund’s ability to pay on Notes in the future.

UBS Asset Managers of Puerto Rico (“UBS AMPR”), (and in its capacity as investment adviser, the “Investment Adviser”), [•], and their affiliates have engaged and may engage, in business transactions with or related to any one of the issuers of the Fund’s investment assets, or with competitors of such issuers, as well as provide them with investment banking, asset management, trust, or advisory services, including merger and acquisition advisory services. These activities may present a conflict between any such affiliated party and the interests of the Fund. Any such affiliated party may also publish or may have published research reports on one or more of such issuers and may have expressed opinions or provided recommendations inconsistent with the purchasing or holding of the securities of such issuers.

Liquidity and Tax Matters affecting the Transfer of the Notes. Investment in the Fund will afford the tax benefits described herein solely to individuals whose principal residence is in the Commonwealth of Puerto Rico (“Puerto Rico”), or to corporations and other business organizations whose principal office and place of business are in Puerto Rico (the “Puerto Rico Residents”), provided that if such entity is a non-business trust, the trustee and all trust beneficiaries must be Puerto Rico Residents. Noteholders who cease to be Puerto Rico Residents will no longer be afforded such tax benefits. In that regard, the Fund was designed solely for Puerto Rico residents. In addition, an investor that is not a Puerto Rico Resident will not receive the tax benefits of an investment in typical U.S. mutual fund (such as “RIC” tax treatment). Generally, fixed and contingent interest on the Notes designated by the Fund as “Exempt Income” (as such terms is defined in the section “Puerto Rico Taxation”) will be exempt from Puerto Rico income taxes. The income not designated by the Fund as Exempt Income will only be subject to a 10% withholding of Puerto Rico income taxes instead of the imposition of Puerto Rico income taxes for ordinary income. Currently, the maximum ordinary income tax rates for individuals is 33% and 39% for corporations.

No assurance can be given as to the liquidity of, or the trading market for, the Notes. The market price of the Notes will be determined by such factors as relative demand for and supply of the Notes in the market, general market, and economic conditions and other factors beyond the control of the Fund. The Fund cannot predict whether the Notes will trade at, below or above their stated principal amount. That conclusion is further affected by the fact that there may be few or no market-makers in the Notes. The Notes may not be suitable to all investors, and investors in the Notes should not view the Fund as a vehicle for trading purposes.

The Notes may be subject to risks associated with a Credit Rating Agency. Fitch has issued a credit rating of “F1+” to the Short-Term Notes and “AA” to the Medium-Term Notes. These credit ratings reflect only Fitch’s view and any explanation of the significance of the credit rating must be obtained from Fitch directly. No assurance can be given that the credit ratings assigned to the Notes (as defined below) will remain in effect for any given period of time or that it will not be revised downward or withdrawn entirely by Fitch if, in its sole judgment, circumstances so warrant. Any such downward revision or withdrawal of the credit rating may have an adverse effect on the market value of the Notes. The Fund may, at its sole discretion, seek a credit rating from another Credit Rating Agency, provided such credit rating is within the two highest rating categories with respect to the Short-Term Notes, or within the four highest rating categories with respect to the Medium-Term Notes. FITCH HAS NOT ASSIGNED A CREDIT RATING TO THE FUND.

U.S. federal tax law; no U.S. federal tax ruling. Under regulations issued under Section 937(b) of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”), income that is otherwise treated as income from sources within Puerto Rico under the general source of income rules is treated as income from sources outside Puerto Rico and not excludable from gross income under Section 933 of the U.S. Code if it consists of income derived in a “conduit arrangement.” In general, the regulations describe a “conduit arrangement” as one in which pursuant to a plan or arrangement income is received by a person in exchange for consideration provided to another person and such other person provides the same consideration (or consideration of a like kind) to a third person in exchange for one or more payments constituting income from sources within the United States. Based on the current language of the regulations and the guidance offered therein, an investment in the Notes is not expected to be the type of transaction intended to be covered by these rules, and in accordance with this interpretation, paid and accrued interest on the Notes is expected to be treated as income from sources within Puerto Rico. The Fund does not plan to request a ruling from the U.S. Internal Revenue Service (the “IRS”) with respect to the U.S. federal income tax treatment to be accorded to an investment in the Notes, and no assurance can be given that the IRS or the courts will agree with the tax treatment described herein. You should read carefully the section entitled “TAXATION,” for a more detailed description of the tax implications an investment on the Notes entails as well as pertinent U.S. Treasury disclosure. You should also consult your tax advisor about your tax situation.

Political Risk. Political or regulatory developments in Puerto Rico and in the U.S. could adversely affect the tax-exempt status of interest or dividends paid on securities or the tax-exempt status of the Fund’s dividends.

These developments could also cause the value of the Fund’s investments to fall. See “Changes in Applicable Law” below.

Coronavirus and Public Health Emergencies. As of the date of this prospectus, there is an outbreak of a novel and highly contagious form of coronavirus COVID-19, which the World Health Organization has declared to constitute a “Public Health Emergency of International Concern.” The outbreak of COVID-19 has resulted in and may continue to result in numerous illnesses and deaths. It has also adversely impacted global commercial activity and contributed to significant volatility in certain equity and debt markets. Adverse conditions may worsen over time. The global impact of the outbreak is rapidly evolving, and many countries, states, provinces, districts, departments and municipalities have reacted by instituting quarantines, curfews, prohibitions on travel and the closure of offices, businesses, schools, retail stores and other public venues, including certain infrastructure structures and facilities.

Businesses are also implementing similar precautionary measures. Such measures, as well as the general uncertainty surrounding the dangers and impact of COVID-19, are creating significant disruption in supply chains and economic activity and are having a particularly adverse impact on transportation, hospitality, tourism and entertainment, among other industries.

As COVID-19 continues to spread, the potential impacts, including a global, regional or other economic recession, are increasingly uncertain and difficult to assess. In addition, efforts to successfully develop and make available treatments, vaccines, or other therapeutics may be prolonged, and some or all of these efforts may never succeed.

The extent of the impact of the COVID-19 pandemic, or any public health emergency on the operational and financial performance of the Fund will depend on many factors, including the duration and scope of such public health emergency, the extent of any related travel advisories and restrictions implemented, the impact of such public health emergency on overall supply and demand, goods and services, investor liquidity, consumer confidence and levels of economic activity and the extent of its disruption to important global, regional and local supply chains and economic markets, all of which are highly uncertain and cannot be predicted. The effects of such a public health emergency may materially and adversely impact the value and performance of the Fund’s investments as well as the ability of the Fund to source, manage and divest investments and achieve its investment objectives, all of which could result in significant losses to the Fund. In addition, the operations of each of the Fund, its investments and the Investment Adviser may be significantly impacted, or even halted, either temporarily or on a long-term basis, as a result of government quarantine and curfew measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of the Fund’s or the Investment Adviser’s personnel.

Risk of Natural Disasters, Epidemics/Pandemics, Terrorist Attacks and War. Countries and regions in which the Fund may invest, where the Investment Adviser has offices or where the Fund or the Investment Adviser otherwise do business are susceptible to natural disasters (e.g., fire, flood, earthquake, storm and hurricane), epidemics/pandemics or other outbreaks of serious contagious diseases. The occurrence of a natural disaster or epidemic/pandemic could, directly or indirectly, adversely affect and severely disrupt the business operations, economies and financial markets of many countries (even beyond the site of the natural disaster or epidemic/pandemic) and could adversely affect the Fund’s investment program or the Investment Adviser’s ability to do business. In addition, terrorist attacks, or the fear of or the precautions taken in anticipation of such attacks, could, directly or indirectly, materially and adversely affect certain industries in which the Fund invests or could affect the countries and regions in which the Fund invests, where the Investment Adviser has offices or where the Fund or the Investment Adviser otherwise do business. Other acts of war (e.g., war, invasion, acts of foreign enemies, hostilities and insurrection, regardless of whether war is declared) could also have a material adverse impact on the financial condition of industries or countries in which the Fund invests.

The recent global outbreak of Coronavirus (or COVID-19) has created and is expected to continue to create enormous economic and social uncertainty throughout the world. The ultimate impact of the Coronavirus outbreak is difficult to predict, but it is possible that such outbreak could have an enduring and materially adverse impact on global, national and local economies and supply chains. In particular, disruptions to commercial activity relating to the imposition of quarantines and travel restrictions, or failures to contain the outbreak despite these measures, could materially and adversely impact the Fund’s investments, both in the near- and long-term. In addition, the imposition of travel restrictions (including “shelter-in-place” or “lock-down” directives) may impact the ability of the Investment Adviser’s personnel to travel in connection with potential or existing investments, or otherwise disrupt the Investment Adviser’s operations and business activities, which could negatively impact the Investment Adviser’s ability to effectively identify, monitor and trade the Fund’s investments. A climate of uncertainty stemming from the Coronavirus and a general economic downturn may reduce the availability of potential investment opportunities, increase the difficulty of modeling market conditions and adversely affect the Fund, its investments and the Investment Adviser. The U.S. and non-U.S. governments, central banks and other governmental entities have implemented stimulus programs to mitigate the economic fallout of the COVID-19 pandemic. The U.S. government is also currently considering the introduction of additional stimulus programs, however such programs may be delayed due to political factors that are changing rapidly. Even if such additional programs are implemented, their impact is uncertain and it is impossible to predict whether any such measures will be successful. The implementation of such additional programs could increase the volatility of the markets in which the Fund invests, resulting in rapid shifts in the Fund’s performance.    While the Investment Adviser will seek to continue to manage the Fund’s portfolio in a manner that is consistent with the Fund’s investment objective, that may prove to be impossible or impracticable, requiring the Fund’s portfolio to temporarily deviate (possibly materially) from historic norms.

Risks Associated with the Fund’s Investment Securities. Following is a summary of the risks attributable to the Fund’s investment in its underlying securities, and which might impact the Fund’s ability to make payments on the Notes:

Puerto Rico Concentration Risk. The Fund is exposed to certain risks resulting from the reduced geographic diversification of its portfolio. The Fund’s assets are invested primarily in securities of Puerto Rico issuers. Consequently, the Fund in general is more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than an investment company that is not so concentrated in Puerto Rico issuers. In addition, securities issued by the Government of the Commonwealth of Puerto Rico or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. The effect on each specific debt may not be the same; it depends on exactly what part of the government’s money or revenue is supposed to pay the interest. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including without limitation, the downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government. Currently, the Puerto Rico bond market is experiencing a period of volatility, with Puerto Rico bonds trading at historically lower prices and higher yields.

Because the Fund invests a substantial portion of its assets in Puerto Rico bonds, the Fund’s net asset value may fluctuate due to market conditions affecting these securities, and the Fund’s ability to pay the principal and accrued interest on the Notes may be consequently affected.

Risk of investment in the Financial Services Industry. The financial services industry is subject to various material business risks. For example, changes in the prevailing interest rates or stock market conditions can have significant effects on the industry and the results of business operations in such industry. Some of the risks to which this industry is subject may become more acute in periods of economic slowdown or recession. During such period, loan delinquencies and foreclosures generally increase and could result in an increased incidence of losses and/or claims and legal actions. In addition, such conditions could lead to a potential decline in demand for the securities of the financial services industry. Changes in the legal or regulatory environment could also have adverse effects, such as changing the nature of activities in which the industry may engage or by increasing competition from other sources.

Non-Diversification Risk. A relatively high percentage of the Fund’s assets may be invested in obligations of a limited number of Puerto Rico or other issuers. Consequently, the Fund’s net asset value and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers. The Fund may also be more susceptible to any single economic, political, or regulatory occurrence in Puerto Rico than a more widely diversified investment company.

Interest Rate Risk. Interest rate risk is the risk that interest rates will rise, so that the value of the Notes or the Fund’s investments will fall. Current low long-term rates present the risk that interest rates may rise and that as a result the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. The Fund is subject to extension risk. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk. Prepayment risk applies also to the Notes to the extent they are redeemable by the Fund. The Fund is subject to prepayment risk. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities. Finally, the Fund’s use of leverage by the issuance of preferred stock, debt securities and other instruments, as discussed below, may increase the risks described above. See “LEVERAGE PROGRAM” herein.

Credit Risk. Credit risk is the risk that debt securities or preferred stock will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The Notes and the Fund’s investments are both subject to credit risk. The risk is greater in the case of securities that are rated below investment grade, or rated in the lowest investment grade category.

Fixed Income Securities Generally. The yield on fixed income securities like the Notes or the type that the Fund may invest in depends on a variety of factors, including general market conditions for such securities, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the security. Generally, the longer the maturity of those securities, the higher its yield and the greater the changes in its yields both up and down. The market value of fixed income securities normally will vary inversely with changes in interest rates. Such changes in the Fund’s net asset value, in particular, also might affect the resale price of the Notes. The unique characteristics of certain types of securities also may make them more sensitive to changes in interest rates.

Certain issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors that may result in delays and costs to the Fund if a party becomes insolvent. It is also possible that, as a result of litigation or other conditions, the power or ability of such issuers to meet their obligations for the repayment of principal and payment of interest, respectively, may be materially and adversely affected.

Risks of Preferred Stock. Investments in preferred stock present certain special risks. One of them is that the issuers of preferred stock are not legally required to pay dividends when scheduled, even if they have sufficient funds to do so, and therefore these securities have greater payment risk than other securities in which the Fund may invest. In the case of cumulative preferred stock, missed dividends only have to be paid upon the liquidation of the company, and only after payment of the company’s creditors. In the case of non-cumulative preferred stock, missed dividends never have to be paid. However, the issuer is normally prohibited from paying dividends on its common stock unless all or some of its preferred dividends have been paid. Preferred stock is subordinated in right of payment to all other creditors of the issuer, and therefore is subject to greater credit risk than debt instruments. Also, holders of preferred stock usually have no voting rights, except in very limited circumstances. Shares of preferred stock may be substantially less liquid (they may have a more limited secondary market and may therefore be more difficult to sell) than other securities in which the Fund could invest, such as U.S. government securities. Shares of preferred stock are usually redeemable at the option of the issuer. As with any fixed income security, a redemption may negatively impact the return of the security to the holder.

Derivatives Instruments. In order to attempt to hedge various portfolio positions or to enhance its return, the Fund may invest up to 5% of its total assets in certain derivative instruments, specifically interest rate and other swaps. Subject to the approval of the Board of Directors, such 5% limit may be exceeded only for the purpose of hedging.

Derivatives instruments, specifically interest rate and other swaps, because of their increased volatility and potential leveraging effect (without being subject to the Fund’s leverage limitations), may adversely affect the Fund. For example, he Funds faces significant counterparty risk with respect to their counterparties to non-cleared interest rate swaps and interest rate caps and floors. The Fund also may be limited in its ability to enter into certain interest rate derivatives due to applicable income tax requirements. Even where interest rate and other swaps are used for hedging purposes, there is no assurance that the hedging transactions will be successful or will not result in losses. Also, there is no assurance that the Investment Adviser will implement hedging strategies or that the hedging strategies will be successful or will not result in losses to the Fund. For example, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates, which are the subject of the hedge. Municipal derivatives may also be subject to the same risks as floating rate municipal obligations generally, risks of adverse tax determination or, in the case of municipal derivatives used for hedging purposes, risks similar to those for other hedging strategies. Municipals derivatives are used to invest the proceeds of municipal bonds and include guaranteed investment contracts, advance refunding escrows, swaps, options, swaptions, collars, and floors. Because municipal bonds commonly fund multi-year public works projects, most of their proceeds cannot be spent immediately, and must be invested to earn interest until they are ripe for use.

To the extent that the Fund includes derivative instruments as part of its Tax-Exempt Policy, the Fund will count derivatives based on market value.

Risks of Repurchase and Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may be severely restricted during that extension period. The Fund may also engage in repurchase agreements, which are transactions in which the Fund purchases a security from a counterparty and agrees to sell it back at a specified time and price in a specified currency. If a repurchase agreement counterparty defaults, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the repurchase agreement. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market values of the underlying securities and the accrued interest thereon. In such an event, the Fund would have rights against the counterparty for breach of contract with respect to any losses resulting from those market fluctuations.

Additionally, while there is authority generally supporting the treatment of repurchase and reverse repurchase agreements as collateralized loans for Puerto Rico income tax purposes, that authority does not specifically address the tax treatment of the repurchase agreements that the Fund typically enters into, which contain provisions that grant the buyer the right to sell, transfer, pledge, or hypothecate the securities that are the object of such agreements. Although the Treasury Department of Puerto Rico (the “P.R. Treasury Department”) has never pronounced itself as to whether this type of arrangement should be viewed as a transfer of ownership of the underlying securities, it is possible that the P.R. Treasury Department could take that position in the future and that Puerto Rico courts could agree with that view. In such event, the tax exempt interest paid on such underlying securities could be deemed not to constitute tax exempt income for the seller of such securities. To the extent that the Fund was such a seller, the amount of tax exempt income which the Fund may allocate towards the payment of tax exempt interest on the Notes and tax exempt dividends on the shares of Common Stock under the Puerto Rico Internal Revenue Code of 1994, as amended (the “1994 P.R. Code”), or the Puerto Rico Internal Revenue Code of 2011, as amended (the “2011 P.R. Code”), may be reduced. If any interest payments on the Notes were not to qualify as tax exempt interest, they could be subject to Puerto Rico income tax. See “TAXATION - PUERTO RICO TAXATION” herein.

Municipal Obligations Risk. Certain of the municipal obligations in which the Fund may invest, present their own distinct risks. These risks may depend, among other things, on the financial situation of the government issuer, or in the case of industrial development bonds and similar securities, on that of the entity supplying the revenues that are intended to repay the obligations. It is also possible that, as a result of litigation or other conditions, the power or ability of issuers or those other entities to meet their obligations for the repayment of principal and payment of interest may be materially and adversely affected. See “Puerto Rico Risk” above.

Mortgage-Backed Securities Risk. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions and home owner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. In addition, mortgage-backed or other securities issued or guaranteed by FNMA, FHLMC or a Federal Home Loan Bank are supported only by the credit of these entities and are not supported by the full faith and credit of the U.S.

CMO Risk. CMOs exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Asset-Backed Securities Risk. Asset-backed securities present risks similar to those of mortgage-backed securities. However, in the case of many asset-backed securities, the prepayment rates on the underlying assets have historically been less influenced by market interest rate fluctuations and therefore have been more stable. The frequent absence of a government guarantee creates greater exposure to the credit risk on the underlying obligations and, depending on the structure, credit risk regarding the sponsor of such obligations.

Illiquid Securities. Illiquid securities are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. Certain of the securities in which the Fund intends to invest, such as shares of preferred stock, may be substantially less liquid than other types of securities in which the Fund may invest. Illiquid securities may trade at a discount from comparable, more liquid investments.

There are no limitations on the Fund’s investment in illiquid securities. The Fund may also continue to hold, without limitation, securities or other assets that become illiquid after the Fund invests in them. To the extent the Fund owns illiquid securities or other illiquid assets, the Fund may not be able to sell them easily, particularly at a time when it is advisable to do so to avoid losses.

Valuation Risk. There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may therefore be particularly difficult to value those securities. [When market quotations for securities held by the Fund are not readily available from any such independent dealers, [•] as the Fund’s Administrator (the “Administrator”) is responsible for obtaining quotations for such securities from various sources, including the Dealers. As a result, the interests of the Dealers may conflict with those of the Fund as to the price and other terms of transactions among them.]

Special Risks of Hedging Strategies. The Fund may use a variety of derivatives instruments including securities options, financials futures contracts, options on futures contracts and other interest rate protection transactions such as swap agreements, to attempt to hedge its portfolio of assets and enhance its return. In particular, the Fund generally uses derivative instruments to hedge against variations in the borrowing cost of the Fund’s leverage program. Successful use of most derivatives instruments depends upon the Investment Adviser’s ability to predict movements of the overall securities and interest rate markets. There is no assurance that any particular hedging strategy adopted will succeed or that the Fund will employ such strategy with respect to all or any portion of its portfolio. Some of the derivative strategies that the Fund may use to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund’s risk of loss.

SEC Rule 18f-4. The SEC has adopted a new rule to regulate the use of derivatives by registered investment companies. The rule limits the ability of the Fund to invest or remain invested in covered call options, to the extent that covered call options are deemed to involve derivatives. From its compliance date going forward, the rule also will limit the Fund’s ability to utilize reverse repurchase agreements. The compliance period for Rule 18f-4 commences August 19, 2022.

Swap and other Transactions with Counterparties. The Fund may engage in swap and other financial transactions directly with other counterparties. This subjects the Fund to the credit risk that a counterparty will default on an obligation to the Fund. Such a risk contrasts with transactions done through exchange markets, wherein credit risk is reduced through the collection of variation margin and through the interposition of a clearing organization as the guarantor of all transactions. Clearing organizations transform the credit risk of individual counterparties into the more remote risk of the failure of the clearing organization.

New Regulations Affecting Swap Agreements. The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), which effected substantial changes to the regulation of swap agreements, was enacted in 2010. Dodd-Frank required regulators, including the Commodity Futures Trading Commission (“CFTC”), to adopt regulations to implement many of the requirements of the legislation. The CFTC has adopted most of the required regulations. These new regulations may have the effect of reducing liquidity and increasing costs in the swaps markets as well as affecting the structure of the markets in other ways. These regulatory changes have increased, and will continue to increase, the level of regulation of the swaps markets and market participants, and therefore the costs of transacting swap agreements. These changes require many swap agreements to be executed on regulated exchanges or trading platforms and cleared through regulated clearing houses. Swap dealers (as defined by the CFTC) are also required to be registered and are subject to various regulatory requirements, including, but not limited to, proposed capital requirements, new margin, recordkeeping and reporting requirements and various new business conduct requirements. These regulatory changes, and the resulting increased costs and regulatory oversight requirements, could result in swaps market participants being required to, or deciding to, limit their trading activities, which could cause reductions in market liquidity and increases in market volatility. In addition, transaction costs incurred by swaps market participants such as the Fund are likely to be higher than in the past, reflecting the costs of compliance with the new regulations. These consequences could adversely affect the return on and value of the Notes.

Securities Lending. Securities lending involves the risk that there may be delay in recovery of securities or even the loss of rights in the collateral, among other things, should the borrower of the securities fail financially or become insolvent.

Short Sales. The Fund may engage in short sales of securities “against the box” to defer realization of gains or losses for tax or other purposes. A short sale “against the box” occurs when the Fund owns an equal amount of the securities sold short or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal amount to, the securities sold short. Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

Changes in Applicable Law. Legislation affecting Puerto Rico securities, assets other than Puerto Rico securities, Puerto Rico and U.S. investment companies, taxes, and other matters related to the business of the Fund are continually being considered by the Puerto Rico Legislature and the U.S. Congress. Similarly, regulations and interpretations thereof are continually being considered by the SEC. No assurance can be given that legislation enacted or regulations promulgated after the date hereof will not have an adverse effect on the operations of the Fund, the economic value of the Notes, or the tax consequences of the acquisition or redemption of the Notes.

At the present time, the Puerto Rico Legislature is considering Senate Bill No. 1333, among others. Senate Bill No. 1333 proposes a Municipal Code, which would organize, compile and update several statutes related to the administration and powers of the municipalities, including the imposition of taxes, such as municipal license taxes and property taxes. To that effect, since most of the provisions contained in said statutes would be included in the Municipal Code, the bill would repeal MPTA and MLTA, among others. In addition, the Puerto Rico Legislature approved House Bill No. 2468, but said bill has not been remitted to the Governor yet. House Bill No. 2468, in general, proposes tax benefits due to the COVID-19 pandemic.

Single Family Housing Bonds and Multifamily Housing Bonds Risks. Economic developments, including fluctuations in interest rates, increasing construction and operating costs, increasing real estate taxes and declining occupancy rates, and real estate investment risks may have an adverse effect upon the revenues of single and multifamily housing projects. Multifamily housing bonds may be subject to mandatory redemption prior to maturity, including redemption upon a non-completion of the project or upon receipt of Federal Housing Administration or certain other insurance proceeds. Housing bonds may also be subject to changes in creditworthiness due to potential weaknesses of mortgage insurance companies providing various policies; fluctuations in the valuation of invested funds and the strengths of banks and other entities which may provide investment agreements; and smaller than expected mortgage portfolios due to the inability to originate mortgages.

Swaps and Interest Rate Protection Transaction Risks. The Fund may engage in swap transactions directly with other counterparties. This subjects the Fund to the credit risk that a counterparty will default on an obligation to the Fund. Such a risk contrasts with transactions done through exchange markets, wherein credit risk is reduced through the collection of variation margin and through the interposition of a clearing organization as the guarantor of all transactions. Clearing organizations transform the credit risk of individual counterparties into the more remote risk of the failure of the clearing organization. Additionally, the financial integrity of swap transactions is generally unsupported by other regulatory or self-regulatory protections such as margin requirements, capital requirements, or financial compliance programs. Therefore, there are much greater risks of defaults with respect to swap transactions than with respect to exchange-traded futures or securities transactions.

THE FUND

The Fund is organized as a corporation under the laws of Puerto Rico. The Fund was incorporated on April 16, 2003 and in reliance on the Commissioner’s Ruling. From 2002 until [2021], the Fund was registered as an investment company under the Puerto Rico Investment Company Act and operated as such in Puerto Rico from 2002. In 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act was signed into law in the United States and effectively requires investment companies organized under the laws of Puerto Rico to register the Investment Company Act, and, as a result, the Fund registered as a non-diversified, closed-end management investment company under the Investment Company Act as of [•]. The principal office of the Fund is located at American International Plaza Building, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918, and its telephone number is (787) 773-3888.

USE OF PROCEEDS

The Fund estimates that the net proceeds of the first registered offering and any continuous offering period will be invested in accordance with the Fund’s investment objectives and policies and/or to pay operating expenses.

The Fund anticipates that, subject to market conditions, the net proceeds will be invested within a week of completion of the first registered offering or, in the case of a continuous offering, within a week of receipt in good order of funds from investors. See “Risk Factors and Special Considerations—Coronavirus and Public Health Emergencies.”

FINANCIAL HIGHLIGHTS

The following Financial Highlights table is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Share of the Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in Shares of the Fund. The Fund’s annual financial statements and financial highlights have been audited by [•], an independent registered public accounting firm. [•] has not reviewed or examined any records, transactions or events after the date of such reports. A copy of the Fund’s annual reports and semi-annual reports (such reports to comply with the requirements of the Investment Company Act from the date of this registration statement) may be obtained from www.sec.gov or by visiting www. [•].com. The information contained in, or that can be accessed through, the Fund’s websites is not part of this prospectus, except to the extent specifically incorporated by reference in the SAI. Past results are not indicative of future performance.

The following per share data and ratios have been derived from information provided in the financial statements.

[FINANCIAL INFO TO COME]

DESCRIPTION OF OUTSTANDING SECURITIES

As of [•], 2021, the Fund had total assets amounting to $[•] and [•] shares of Common Stock (par value $0.01 per share) outstanding. The following provides information about the Fund’s outstanding Securities as of [•], 2021:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding

Common Stock	[•]	0	[•]

Short-Term Debt	[•]	0	[•]

Medium-Term Debt	[•]	0	[•]

Common Stock

The Fund is authorized to issue 88 million shares of Common Stock, $0.01 par value. The Board of Directors is further authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms and conditions of redemption of such shares by the Fund.

The Certificate of Incorporation of the Fund specifies that the Common Stock have no preemptive, conversion, exchange or redemption rights. Each share of Common Stock has equal voting, dividend, distribution, and liquidation rights. The outstanding Common Stock are fully paid and non-assessable. Shareholders are entitled to one vote per share. All voting rights for the election of directors are noncumulative, which means that the holders of more than 50% of the Common Stock can elect 100% of the directors then nominated for election if they choose to do so, and in such event, the holders of the remaining Common Stock will not be able to elect any directors.

The Fund may in the future make additional offerings of Common Stock. Any additional offerings, if made, will require approval of its Board of Directors.

[Senior Securities

The following provides information about the Fund’s outstanding senior securities as of the end of the last [•] fiscal years:

[•]]

Other Classes of Authorized Securities

[•]

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the Fund’s financial statements and notes thereto.

[•]

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (“DRIP”), shareholders may elect to receive in shares of common stock of the Fund whenever the Fund declares a dividend. In such instances, the dividend amount automatically is payable to such shareholder entirely in shares of common stock either (i) through receipt of additional shares of unissued by authorized shares of common stock from the Fund (“newly-issued shares”), or (ii) by purchase of outstanding shares of common stock in privately negotiated transactions.

DESCRIPTION OF THE NOTES

The Notes will be issued by the Fund from time to time pursuant to the terms of a certain Trust Indenture dated as of [•], 2021 (the “Trust Indenture”) between the Fund and [the Trustee], as issuing, paying, and transfer agent, on behalf of the Fund, and as trustee, on behalf of the Noteholders (in both such capacities, the “Trustee”). The Short-Term Notes have maturities of up to 270 days from their date of issuance, including notes payable on demand (but not later than 270 days) and the Medium-Term Notes have maturities of over 270 days from their date of issuance.

The Notes whose terms provide that the Fund will be obligated to fully repay the original principal amount at maturity and will be collateralized in an amount equal to their full outstanding principal amount shall hereinafter be referred to, with respect to such Short-Term Notes, as the “Short-Term Notes;” with respect to the Medium-Term Notes, hereinafter referred to as the “Medium-Term Notes;” and both collectively, the “Notes.”

This prospectus includes a summary of certain provisions of the Trust Indenture and is qualified in its entirety by reference to the actual provisions thereof and those terms made part of the Trust Indenture by reference to the Trust Indenture Act of 1939, as amended. The Trust Indenture may be inspected by Noteholders during business hours and upon reasonable notice at the office of the Trustee. See “THE TRUSTEE” herein.

Types of Notes the Fund May Issue

The Fund may issue different types of Notes, as described below. Any given Note may have elements of each of the type of debt securities described below. For example, a Note may bear interest at a fixed rate for some periods and at a floating rate in others. Similarly, a Note may provide for a payment of principal at maturity linked to an index and also bear interest at a fixed or floating rate, as described in the applicable pricing supplement. The Trust Indenture does not limit the aggregate principal amount of Notes that may be issued under it. The Notes may be issued from time to time in one or more series. The Fund may, from time to time, without notice to or seeking the consent of the Noteholders, issue an unlimited principal amount of additional notes having identical terms and conditions of the Notes, except for the offering price and issue date.

Fixed Rated Notes

A Note of this type will bear interest at a fixed rate. This type includes zero coupon Notes, which bear no interest and are instead issued at a price lower than the principal amount. See “Original Issue Discount Debt Securities” below for more information about zero coupon and other original issue discount Notes.

Each fixed rate Note, except any zero coupon Note, will bear interest from its original issue date or from the most recent date to which interest on the Note has been paid or made available for payment. Interest will accrue on the principal of a fixed rate Note at the fixed yearly rate stated in this prospectus, until the principal is paid or made available for payment or the security has been converted or exchanged. Each payment of interest due on an interest payment date or the date of maturity will include interest accrued from and including the last date to which interest has been paid, or made available for payment, or from the issue date if none has been paid or made available for payment, to but excluding the interest payment date or the date of maturity. The Fund will compute interest on fixed rate Notes on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in any period of less than one month, unless otherwise specified in this prospectus. The Fund will pay interest on each interest payment date and at maturity.

Floating Rate Notes

Interest Rate Formulas. A Note of this type will bear interest at rates that are determined by reference to an interest rate formula. In some cases, the rates may also be adjusted by adding or subtracting a spread or multiplying by a spread multiplier and may be subject to a minimum rate or a maximum rate. If your Note is a floating rate debt security, the formula and any adjustments that apply to the interest rate will be specified in the relevant confirmation for any given transaction or this prospectus.

Each floating rate Note will bear interest from its original issue date or from the most recent date to which interest on the Note has been paid or made available for payment. Interest will accrue on the principal of a floating rate Note at the yearly rate determined according to the interest rate formula stated in this prospectus, until the principal is paid or made available for payment. The Fund will pay interest on each interest payment date and at maturity.

Calculation of Interest. Calculations relating to floating rate Notes will be made by the Trustee, as calculation agent or any other calculation agent selected by the Fund (the “Calculation Agent”). Absent manifest error, all determinations of the calculation will be final and binding on you and us, without any liability on the part of the Calculation Agent.

For each floating rate Note, the Calculation Agent will determine, on the corresponding interest calculation or determination date, the interest rate that takes effect on each interest reset date. In addition, the Calculation Agent will calculate the amount of interest that has accrued during each interest period (i.e., the period from and including the original issue date, or the last date to which interest has been paid or made available for payment, to but excluding the payment date). For each interest period, the Calculation Agent will calculate the amount of accrued interest by multiplying the face or other specified amount of the floating rate Note by an accrued interest factor for the interest period. This factor will equal the sum of the interest factors calculated for each day during the interest period. The interest factor for each day will be expressed as a decimal and will be calculated by dividing the interest rate, also expressed as a decimal, applicable to that day by 360 or by the actual number of days in the year, as will be specified in the relevant confirmation for any given transaction or this prospectus.

Upon the request of the holder of any floating rate Note, the Calculation Agent will provide the interest rate then in effect for that Note and, if determined, the interest rate that will become effective on the next interest reset date. The Calculation Agent’s determination of any interest rate, and its calculation of the amount of interest for any interest period, will be final and binding in the absence of manifest error.

All percentages resulting from any calculation relating to a Note will be rounded upward or downward, as appropriate, to the next higher or lower one hundred-thousandth of a percentage point, e.g., 9.876541% (or 0.09876541) being rounded down to 9.87654% (or 0.0987654) and 9.876545% (or 0.09876545) being rounded up to 9.87655% (or 0.0987655). All amounts used in or resulting from any calculation relating to a floating rate Note will be rounded upward or downward, as appropriate, to the nearest cent, in the case of U.S. dollars, or to the nearest corresponding hundredth of a unit, in the case of a currency other than U.S. dollars, with one-half cent or one-half of a corresponding hundredth of a unit or more being rounded upward.

In determining the base rate that applies to a floating rate Note during a particular interest period, the Calculation Agent may obtain rate quotes from various banks or dealers active in the relevant market. Those reference banks and dealers may include the Calculation Agent itself and its affiliates, as well as any dealer or agent participating in the distribution of the relevant floating rate Notes and its affiliates[, and they may include the Fund or its affiliates].

Original Issue Discount Notes

A fixed rate Note or a floating rate Note may be an original issue discount Note. A Note of this type is issued at a price lower than its principal amount and provides that, upon redemption or acceleration of its maturity, an amount less than its principal amount will be payable. An original issue discount Note may be a zero coupon Note.

Short-Term Notes

Maturities. The Short-Term Notes will have maturities of up to 270 days from their date of issuance, and may include Notes payable on demand (but not later than 270 days).

Form and Minimum Denominations. The Short-Term Notes will only be issued in registered form without coupons. The Short-Term Notes will be issued in minimum denominations of $1,000 or as may otherwise be specified in the relevant confirmation for any given transaction or this prospectus.

Payment of Principal and Interest. The principal of the Short-Term Notes shall be paid on the maturity date thereof upon presentation and surrender by the registered holder thereof or its duly authorized representative at the principal office of the Trustee prior to 12:00 noon, Atlantic Standard Time, or as otherwise provided in the Short-Term Note and in the relevant confirmation for any given transaction or this prospectus.

If presentation occurs after 12:00 noon, such payment shall be made on the next succeeding Business Day. “Business Day” shall mean any day of the year, other than a Saturday or Sunday, on which commercial banks are open for business in San Juan, Puerto Rico and in New York, New York. Payment shall be by check mailed or delivered to such holder, or by wire transfer of immediately available funds to the account designated by the holder, in the case of holders of at least $1,000,000 in principal amount of the Short-Term Notes which are part of the same issue.

Interest on the Short-Term Notes shall be paid periodically or at maturity, as will be specified in the relevant Short-Term Note and in the relevant confirmation for any given transaction or this prospectus. In the case of interest payable prior to the maturity of a Short-Term Note, such interest shall be paid to the person who is the registered holder of such Note on the date specified in the Note and in the relevant confirmation for any given transaction or this prospectus. In the case of interest payable at the maturity of a Short-Term Note, such interest shall be paid together with the principal of such Short-Term Note upon presentation and surrender of such Short-Term Note. In the case of the Short-Term Notes sold with a stated interest rate, such interest shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in any period of less than one month, unless otherwise specified in the Note and in the relevant confirmation for any given transaction or this prospectus.

Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day, and with respect to payments of principal (but not with respect to payments of interest), such extension of time shall in such case be included in computing interest in connection with such payment.

Redemption. The Short-Term Notes will not be redeemable prior to their stated maturities, unless otherwise provided in the corresponding Note and in the relevant confirmation for any given transaction or this prospectus.

Ratings on the Short-Term Notes. Upon issuance, the Short-Term Notes will be rated “F1+” by Fitch. As of the date hereof, there is no other Credit Rating Agency that rates the Short-Term Notes. No assurance can be given that the credit ratings assigned to the Short-Term Notes will remain in effect for any given period of time or that it will not be revised downward or withdrawn entirely by

Fitch if, in its sole judgment, circumstances so warrant. The Fund may, at its sole discretion, seek a credit rating from another Credit Rating Agency, provided such credit rating is within the two highest rating categories with respect to the Short-Term Notes. See “RATINGS ON THE NOTES” herein and Appendix C to the SAI, for a description of such credit ratings.

Medium-Term Notes

Maturities. The Medium-Term Notes will have maturities of over 270 days from their date of issuance.

Form and Minimum Denominations. The Medium-Term Notes will only be issued in registered form without coupons. The Medium-Term Notes will be issued in minimum denominations of $1,000 or as may otherwise be specified in the relevant confirmation for any given transaction or this prospectus.

Payment of Principal and Interest. The principal of the Medium-Term Notes shall be paid on the maturity date thereof upon presentation and surrender by the registered holder thereof or its duly authorized representative at the principal office of the Trustee prior to 12:00 noon, Atlantic Standard Time, or as otherwise provided in the Medium-Term Notes and in the relevant confirmation for any given transaction or this prospectus.

If presentation occurs after 12:00 noon, such payment shall be made on the next succeeding Business Day. Payment shall be by check mailed or delivered to such holder, or by wire transfer of immediately available funds to the account designated by the holder, in the case of holders of at least $1,000,000 in principal amount of the Medium-Term Notes which are part of the same issue.

Interest on the Medium-Term Notes shall be paid periodically or at maturity, as will be specified in the relevant Medium-Term Note. In the case of interest payable prior to the maturity of a Medium-Term Note, such interest shall be paid to the person who is the registered holder of such Medium-Term Note on the date specified in the Medium-Term Note. In the case of interest payable at the maturity of a Medium-Term Notes, such interest shall be paid together with the principal of such Medium-Term Note upon presentation and surrender of such Medium-Term Note. In the case of the Medium-Term Notes sold with a stated interest rate, such interest shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in any period of less than one month, unless otherwise specified in the Medium-Term Note or in the relevant confirmation for any given transaction or this prospectus.

Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day, and with respect to payments of principal (but not with respect to payments of interest), such extension of time shall in such case be included in computing interest in connection with such payment.

Redemption. The Medium-Term Notes may be redeemed prior to their stated maturity at the option of the Fund at such times and at such prices as is provided in the corresponding Medium-Term Note and in the relevant confirmation for any given transaction or this prospectus.

Ratings on the Medium-Term Notes. Upon issuance, the Medium-Term Notes will be rated “AA” by Fitch. As of the date hereof, there is no other Credit Rating Agency that rates the Medium-Term Notes. No assurance can be given that the credit ratings assigned to the Medium-Term Notes will remain in effect for any given period of time or that it will not be revised downward or withdrawn entirely by Fitch if, in its sole judgment, circumstances so warrant. The Fund may, at its sole discretion, seek a credit rating from another Credit Rating Agency, provided such credit rating is within the four highest rating categories with respect to the Medium-Term Notes. See “RATINGS ON THE NOTES” herein and Appendix C to the SAI, for a description of such credit ratings.

Collateral for the Notes

Each series of the Notes issued by the Fund may be separately collateralized by a pledge of certain Eligible Securities , including among others, P.R. Mortgage-Backed Securities, P.R. Governmental Obligations, U.S. Treasury Securities, and U.S. Government Agency Securities (each term as defined below). In the case of the Notes, they will be collateralized as to their full outstanding principal amount as provided before. See “SECURITY FOR THE NOTES” herein.

Offering and Transfer of the Notes

The Notes will afford the tax benefits described herein exclusively to Puerto Rico Residents. Noteholders who cease to be Puerto Rico Residents will no longer have available the tax benefits that make the Fund an attractive investment. Generally, fixed and contingent interest on the Notes designated by the Fund as “Exempt Income” (as such terms is defined in the section “Puerto Rico Taxation”) will be exempt from Puerto Rico income taxes. The income not designated by the Fund as Exempt Income will only be subject to a 10% withholding of Puerto Rico income taxes instead of the imposition of Puerto Rico income taxes for ordinary income. Currently, the maximum ordinary income tax rates for individuals is 33% and 39% for corporations.

Upon due presentment for registration of transfer of any Note at the principal office of the Trustee, or other entity acting as transfer agent or registrar, the Trustee or other such entity shall authenticate and deliver in the name of the transferee or transferees a new Note or Notes of like tenor, of authorized denominations, bearing the same interest rate (if any), and for a like aggregate principal amount, unless otherwise provided for in the Notes or this prospectus. All Notes presented for registration of transfer shall be (i) duly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee, and duly executed by the registered holder thereof or by the registered holder’s duly authorized attorney-in-fact. Any holder desiring to transfer a Note shall be required to indemnify the Fund and the Trustee against any liability that may result if the transfer is not made in accordance with the provisions of the Note and of the Trust Indenture. Any such registration of transfer shall be without charge, except that the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

Certain Covenants

Under the Trust Indenture, the Fund has covenanted with the Trustee for the benefit of Noteholders, among other things, as follows:

Negative Pledge. The Fund will not create any lien or encumbrance on any of the securities owned by it other than (i) the liens created pursuant to the Trust Indenture for the benefit of the holders of each series of Notes, and (ii) liens on securities (other than securities pledged pursuant to the Trust Indenture) created in connection with reverse repurchase agreements and other borrowings by the Fund and in connection with hedging transactions.

Maximum Amount of the Notes. The Fund may not issue Notes of a series on any day if, after giving effect to such issuance and to any payment of the Notes of such series to be made on that day, the sum of (i) the aggregate principal amount of outstanding Notes of such series on such day, plus (ii) the aggregate principal amount of other borrowings by the Fund, including borrowings resulting from the issuance of any other debt securities, preferred stock, and other forms of leverage, borrowings for temporary or emergency purposes, and from the compliance date of Rule 18f-4 going forward, borrowings in the form of reverse repurchase agreements (such an amount the “Aggregate Borrowing Base”), exceeds an amount equal to 33 1/3% of the fair market value of the assets of the Fund on such day, plus an additional 5% of total assets for temporary or emergency purposes. In the case of certain zero-coupon Notes in connection with which the Fund hedges its exposure, only the principal amount of such Notes may be required to be included in such calculation. Any such hedges would be described in this prospectus. Under its investment policies, which may be changed by the Fund’s holders of Common Stock without the consent of the Noteholders, the Fund may not issue preferred stock which represent over 50% of its total assets immediately after the issuance of such securities provided that the Fund may borrow an additional 5% of total assets for temporary or emergency purposes, as specified under “Investment Restrictions” in the SAI.

In addition to the covenants contained in the Trust Indenture, the Fund has undertaken to comply with additional covenants established by a Credit Rating Agency, in order to satisfy its requirements for purposes of issuing or maintaining a credit rating on the Notes. These covenants may be changed at any time by agreement between the Fund and a Credit Rating Agency then rating the Notes.

Events of Default; Remedies

If (i) on any Cure Date (as defined below), the sum of the Discounted Value (as defined below) of the Pledged Collateral (as defined below) securing any series of Notes issued by the Fund plus cash on deposit in the Liquidity Account (as defined below), if any, is less than the corresponding Collateral Maintenance Amount (as defined below); (ii) certain events of bankruptcy or insolvency with respect to the Fund shall occur; (iii) the Fund shall fail to meet its Asset Coverage Requirements; or (iv) the Fund shall fail to pay interest on or the principal of any Note of such series as it becomes due (each an “Event of Default”), then (A) the Fund may not issue any additional Notes, and (B) the Trustee may exercise in respect of the Pledged Collateral securing such series all the rights and remedies of a secured party under the Puerto Rico Commercial Transactions Act, as amended, including selling the Pledged Collateral in accordance with Puerto Rico law, to the extent required to pay Notes as they become due. The maturities of the Notes are not subject to acceleration upon the occurrence of an Event of Default. Holders of a majority in aggregate principal amount of the issued and outstanding Notes of the affected series may waive any Event of Default and its consequences, other than a failure to pay interest on or the principal of any Note. As used herein, the term “Liquidity Account” shall mean any segregated account established by the Fund at its sole discretion and maintained with the Trustee in the name of the Trustee for the benefit of the holders of any single series of Notes.

Amendment of the Trust Indenture

The Trust Indenture may be amended through an agreement between the Fund and the Trustee, provided that no amendment may adversely affect the rights of the corresponding holders of outstanding Notes, except as described under “SECURITY FOR THE NOTES - Maintenance of Minimum Amount of Collateral.” The covenants described above (except the limitation on debt imposed by the Fund’s investment policies) are subject to change or elimination by the Fund (with the consent of Fitch or any other Credit Rating Agency rating the Notes in the future, with respect to the Notes), without notice to, or with the consent of, any Noteholder. In the case of the Notes, their ratings may be revised downward or withdrawn if Fitch, does not agree to any such change or elimination of the covenants described above.

The Fund has agreed to indemnify the Trustee with respect to certain liabilities, in connection with the performance of its duties under the Trust Indenture.

SECURITY FOR THE NOTES

Pursuant to the Trust Indenture, the Fund has covenanted to comply, so long as any Notes are outstanding, with certain collateral and credit requirements applicable to the Notes as well as certain operational covenants. Moreover, so long as any credit rating assigned to any of the Notes by any Credit Rating Agency is in effect, the Fund must comply with the rating criteria and guidelines, which corresponds to the credit rating assigned to any of the Notes; accordingly, the Fund will also comply with the Fitch rating criteria and guidelines which correspond to an “F1+” and “AA” credit rating assigned to the Short-Term Notes and the Medium-Term Notes, respectively. Such Fitch rating criteria and guidelines are publicly available at www.fitchratings.com or by contacting Fitch at 33 Whitehall Street, New York, New York 10004; telephone number (212) 908-0500.

No assurance can be given that the credit ratings assigned to the Notes will remain in effect for any given period of time or that it will not be revised downward or withdrawn entirely by Fitch if, in its sole judgment, circumstances so warrant. The Fund may, at its sole discretion, seek a credit rating from another Credit Rating Agency, provided such credit rating is within the two highest rating categories with respect to the Short-Term Notes, or within the four highest rating categories with respect to the Medium-Term Notes. THE FUND IS NOT RATED BY ANY RATING AGENCY.

Eligible Securities. In accordance with the terms and conditions of the Trust Indenture, the Fund may grant a security interest over certain collateral (the “Pledged Collateral”) to secure the payment of each specific series of Notes issued by it. Each pool of Pledged Collateral will secure only the corresponding series of Notes for the benefit of which such collateral has been pledged and not any other series of Notes or other debt security issued by the Fund. In the case of the Notes, they will be collateralized in an amount equivalent to their full outstanding principal amount.

The Pledged Collateral will consist of one or more of the following types of investment securities (the “Eligible Securities”), which will be subject to the application of discount factors and concentration limits designed to take into consideration the relative credit risk and market risk of each type of security, as provided by the rating criteria and guidelines applicable to the specific credit ratings assigned to the Notes by any Credit Rating Agency:

(i)    U.S. Treasury Securities, defined as direct obligations of, and obligations fully guaranteed by, the U.S. Government;

(ii)  U.S. Government Agency Securities, defined as direct obligations of, and obligations fully guaranteed by, any agency or instrumentality of the U.S. Government, including Puerto Rico GNMA Mortgage-Backed Securities;

(iii) U.S. Municipal Securities, defined as securities issued by a state of the U.S. and its political subdivisions, agencies and instrumentalities;

(iv) U.S. Taxable Mortgage-Backed Securities (“U.S. Taxable MBS”), defined as mortgage-backed securities issued by FNMA or guaranteed by FHLMC;

(v)  P.R. Mortgage-Backed Securities, defined as securities representing interests in pools of mortgages on residential real property located in Puerto Rico, insured by the Federal Housing Administration or the Veterans Administration, which securities are guaranteed as to the timely payment of principal and interest by GNMA, FNMA, or FHLMC, and the interest of which may or may not be exempt from taxation under Section 1022(b) of the 1994 P.R. Code or Section 1031.02 of the 2011 P.R. Code;

(vi) P.R. Governmental Obligations, defined as obligations issued by Puerto Rico and its political subdivisions and instrumentalities;

(vii) CMOs, defined as securities representing interests in or collateralized by mortgages on residential real estate;

(viii) preferred stock, defined as capital stock of a class that is preferred as to the payment of dividends or as to the distribution of assets upon liquidation or dissolution over any other class of capital stock; and

(ix) other securities which may be designated as “Eligible Securities” in the future by the Fund, with the approval of the Credit Rating Agency.

Additional information with respect to the types of investment securities acceptable as Eligible Securities and the discount factors and concentration limits applicable to an “F1+” credit rating assigned to the Short-Term Notes and an “AA” credit rating assigned to the Medium-Term Notes, is publicly available from Fitch at www.fitchratings.com or by contacting Fitch at 33 Whitehall Street, New York, New York 10004; telephone number (212) 908-0500.

Maintenance of Minimum Amount of Collateral. Pursuant to the Trust Indenture, the Fund has covenanted that, so long as any Notes are outstanding, the Discounted Value (as defined below) of the Pledged Collateral securing the Notes of the same series issued by the Fund will not be less than the corresponding “Collateral Maintenance Amount,” defined as (i) in the case of the Medium-Term Notes of any such series, the principal amount of all outstanding Medium-Term Notes of such series plus the amount of interest, if any, accrued or accruing during the 90-day period following the date on a weekly basis on which the Pledged Collateral is valued (the “Valuation Date”) and unpaid on all such outstanding Medium-Term Notes of such series; (ii) in the case of the Short-Term Notes, the principal amount of all outstanding Short-Term Notes for such series plus the amount of interest, if any, accrued or accruing during and unpaid on all such outstanding Short-Term Notes of such series; and (iii) with respect to both the Short-Term Notes and the Medium-Term Notes, any other amounts which may be established by the rating criteria and guidelines established by a Credit Rating Agency.

In the case of certain zero-coupon Notes in connection with which the Fund hedges its exposure, only the principal amount of such Notes will be required to be included in such calculation. As a result, it is not required that the Collateral Maintenance Amount include accrued interest on such zero-coupon Notes, and therefore, such accrued interest is not secured by the Pledged Collateral.

The “Discounted Value” of any item of Eligible Securities will be equal to (i) its fair market value, determined by the Fund in accordance with its customary valuation procedures described in the section entitled “VALUATION OF THE FUND’S ASSETS” herein, (ii) divided by certain discount factors, and (iii) as further adjusted by certain concentration limits designed to take into consideration the relative credit and market risks of each type of the Eligible Securities. Such discount factors and concentration limits are established in the rating criteria and guidelines applicable to the specific credit ratings assigned to the Notes by any Credit Rating Agency. They may also be amended by such Credit Rating Agency at its sole discretion at any time, without the Fund’s consent, thereby affecting the types and amounts of Pledged Collateral securing the repayment of any series of rated Notes at any given point in time.

In order to ensure compliance with this “Collateral Maintenance Amount” covenant, the Trustee is required to determine on each Valuation Date, whether the Discounted Value of the Pledged Collateral securing any specific series of Notes issued by the Fund equals or exceeds the corresponding Collateral Maintenance Amount. In the event that the Trustee determines that the Discounted Value of such Pledged Collateral is less than the corresponding Collateral Maintenance Amount, the Fund will be required, on or before the fifth (5th) business day after such Valuation Date, to deliver additional Eligible Securities to the Trustee or direct the Trustee to sell Pledged Collateral and deposit the proceeds or any portion thereof with the Trustee so as to cause the Discounted Value of such Pledged Collateral as of a date not later than such fifth (5th) business day (the “Cure Date”) to be equal to or greater than the corresponding Collateral Maintenance Amount.

In the event that on any Cure Date the Discounted Value of the Pledged Collateral securing a particular series of Notes issued by the Fund is less than the corresponding Collateral Maintenance Amount applicable to that series, the Fund shall be required to liquidate Pledged Collateral as necessary to pay all outstanding Notes of the series as they become due. The Fund shall also be prohibited from issuing additional Notes unless and until it shall have received a letter from a Credit Rating Agency confirming that such Notes will be rated within the two highest rating categories with respect to the Short-Term Notes, or within the four highest rating categories with respect to the Medium-Term Notes. The different maturities of the Notes are not subject to acceleration under these or any other circumstances.

Proceeds from the sale or other disposition of such Pledged Collateral will be apportioned and paid on a pro-rata basis to all Noteholders of a specific series of Notes, such proration calculation taking into consideration solely the aggregate principal amount outstanding and accrued interest, if any, of all Notes of any specific series at the time of sale or other disposition of Pledged Collateral.

Substitution and Sale of Collateral. The Fund is permitted to substitute Pledged Collateral with other Eligible Securities and to direct the Trustee to sell Pledged Collateral and deliver the proceeds thereof to the Fund free and clear of the lien created under the Trust Indenture, so long as the Discounted Value of the Pledged Collateral securing the affected series as of the immediately preceding Valuation Date or Cure Date is at least equal to the corresponding Collateral Maintenance Amount, after giving effect to such substitution or sale and to other substitutions and sales since the immediately preceding Valuation Date or Cure Date.

LEVERAGE PROGRAM

Issuance of Preferred Stock and Debt Securities. The Fund may increase amounts available for investment through the issuance of preferred stock, debt securities or other forms of leverage (“Senior Securities”). See “Investment Restrictions” in the SAI.

The Fund may only issue Senior Securities representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. This asset coverage requirement must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of Common Stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of Common Stock) as well as any time the Fund repurchases any shares of Common Stock, in each case after giving effect to such repurchase of shares of Common Stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 200% level. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 200% level.

The Fund, subject to the above percentage limitations, may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes, in an amount of up to an additional 5% of its total assets.

Use of leverage through the issuance of preferred stock, debt securities, and other similar forms of leverage, as well as borrowings through reverse repurchase agreements, is a speculative investment technique and involves increased risk for holders of the

Fund’s securities. Short-term, medium-term, and long-term interest rates change from time to time as does their relationship to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies, and investor expectations. Changes in any or all of such factors could cause the relationship between short-term, medium-term, and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term and medium-term rates may substantially increase relative to the long-term obligations in which the Fund may be invested. Should the then-current dividend or interest rate, as the case may be, on any more senior preferred stock, debt securities, and other similar forms of leverage exceed the net return on the Fund’s assets purchased with the proceeds of the leverage, the Fund’s leveraged capital structure could present additional risks to the holders of its securities than if the Fund were not so leveraged. Nevertheless, the Investment Adviser may determine to maintain the Fund’s leveraged position if they deem such action to be appropriate under the circumstances.

Payments on preferred stock, debt securities, and other similar forms of leverage issued by the Fund for investment may be indexed to equity or other indices unrelated to the assets held by the Fund. While the Fund enters into hedging transactions to minimize the risks inherent in those transactions, no assurance can be given that those transactions are or will be successful. Accordingly, the effect of leverage in a declining market could adversely affect the Fund’s ability to make dividend payments and other distributions on its preferred stock, debt securities, and other forms of leverage. The issuance of any preferred stock, debt securities, and other similar forms of leverage entails certain costs and expenses, such as underwriting discounts, credit rating agency fees, legal and accounting fees, printing costs, and certain other ongoing expenses, such as administrative and accounting fees. These costs and expenses are borne by the Fund.

Currently, the Puerto Rico bond market is experiencing a period of volatility, with Puerto Rico bonds trading at historically lower prices and higher yields. Inasmuch as the Fund invests a substantial portion of its assets in Puerto Rico bonds, the Fund may be forced to engage in borrowing for temporary or emergency purposes within the limitation of 5% of its total assets discussed above.

MANAGEMENT OF THE FUND

The Board

The overall management of the business and affairs of the Fund is vested with its Board of Directors. At least a majority of the Board are and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (“Independent Directors”). The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its Investment Adviser, Administrator, Custodian, Transfer Agent and Trustee (all such terms as defined below). The Fund’s day-to-day operations are delegated to its officers and to the Administrator, subject to the Fund’s investment objectives and policies and to general supervision by its Board of Directors. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Advisory Services, Portfolio Management and Other Service Providers to the Fund

Investment Advisory and Administrative Services

Subject to the supervision of the Board of Directors, investment advisory services are provided to the Fund by UBS AMPR, pursuant to an investment advisory agreement with the Fund (the “Advisory Agreement”).

Pursuant to the Advisory Agreement, the Investment Adviser provides a complete and continuous investment program for the Fund and makes investment decisions and place orders to buy, sell or hold particular securities and other investments for the Fund. As compensation for its investment advisory services related to the Fund, the Investment Adviser is entitled to an annual investment advisory fee (which is indirectly paid by shareholders) not to exceed an aggregate rate of [•]% of the average weekly gross assets of the Fund, payable monthly. The Investment Adviser has conditionally waived its investment advisory fee so that annual fees are reduced to 0.40% of the Fund’s average weekly gross assets. Such conditional waiver is subject to recoupment by the Fund fees waived in excess of 25% of average weekly gross assets within 36 months of the corresponding waiver date. Any recoupments will be limited to the lesser of (1) the conditional waiver in effect at the time of waiver, and (2) the conditional waiver in effect at the time of recoupment.

Unless earlier terminated as described below, the Advisory Agreement will continue in effect for a period of two (2) years from its date of execution and will remain in effect from year to year thereafter, if approved annually by a vote of a majority of the Independent Directors. The Advisory Agreement may be terminated, without penalty, (i) at any time by an unanimous vote of the Independent Directors, (ii) on sixty (60) days’ written notice by the Investment Adviser or (iii) on sixty (60) days’ written notice to the Investment Adviser by the vote of a majority of the outstanding voting securities of the Fund.

Pursuant to the Advisory Agreement, the Investment Adviser will not be liable for any loss, expense, cost, or liability arising out of any error in judgment or any action or omission, including any instruction given to the Custodian unless, (i) such action or omission involved an officer, director, employee, or agent of the Investment Adviser, and (ii) such loss, expense, cost, or liability arises out of the Investment Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Investment Adviser may rely on any notice or communication (written or oral)

reasonably believed by it to be genuine. These limitations shall not relieve the Investment Adviser from any responsibility, obligation, or duty that an Investment Adviser may have under the laws of Puerto Rico or any federal securities law.

The Administrator

[•] serves as the Fund’s administrator. [•] is a [DESCRIPTION OF ADMINISTRATOR TO COME]. Pursuant to an Administration Agreement with the Fund and subject to the overall supervision of its Board of Directors, the Administrator is responsible for providing facilities and personnel to the Fund in the performance of certain services, including the weekly determination of the Fund’s net asset value and net income. As compensation for its services, the Administrator is entitled to receive an annual administration fee (which is indirectly paid entirely by shareholders) equivalent to a rate of [•]% of the average weekly gross assets of the Fund, payable monthly.

The Advisory Agreement and the Administration Agreement were reviewed and approved by the Board of Directors and by a majority of the Independent Directors. In connection with such approval, the Board of Directors and the Independent Directors reviewed the nature and the quality of the services provided by [•] and its affiliates pursuant to these agreements, determined that the nature and quality of these services are at least equal to the nature and quality of the services provided by other entities offering the same or similar services, and that the fees charged by [•] for such services are fair and reasonable in light of the usual and customary charges made by other entities for services of the same nature and quality, and concluded that these agreements are in the best interests of the Fund and its shareholders. A discussion regarding the basis for the Board of Directors approving the Advisory Agreement and the Administration Agreement of the Fund is available in the Fund’s [annual or semi-annual report] to shareholders for the [year/six months] ended [•], 2021.

Portfolio Management

[•] is responsible for the execution of specific investment strategies and day-to-day investment operations of the Fund. [•] manages the Fund using a team of analysts and portfolio managers. The day-to-day operation of the Fund and the execution of its specific investment strategies is the primary responsibility of Leslie Highley, the designated portfolio manager of the Fund (the “Portfolio Manager”).

Mr. Highley, manages several funds and portfolios. [DESCRIPTION OF MR. HIGHLEY’S BACKGROUND TO COME].

Additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities in the Fund is provided in the SAI. The SAI is available free of charge by calling (787) 773-3888 or by visiting the Fund’s website at www. [•].com. The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus or the SAI.

Other Services

The Fund’s securities and cash are held under custody agreements between the Fund and [•], pursuant to which [•] serves as custodian for the Fund’s assets (in such capacity, the “Custodian”). As compensation for its custody services, the Custodian is entitled to receive a fee as agreed from time to time with the Fund. Such fee is set at a rate customarily paid to other custodians for the provision of similar services. In addition, the Fund has also retained [JPMorgan Chase Bank, N.A.] to perform certain custody functions.

Pursuant to the terms of a certain Transfer Agency, Registrar, and Shareholder Servicing Agreement between the Fund and [•], the latter is responsible for maintaining a register of the holders of record of the Fund’s shares of Common and Preferred Stock and opening and maintaining shareholder accounts (in such capacity, the “Transfer Agent”). As compensation for its transfer agency, registrar, dividend disbursing, and shareholder services, the Transfer Agent is entitled to receive a fee as agreed from time to time with the Fund. Such fee is set at a rate customarily paid to other transfer agents for the provision of similar services.

Expenses

Affiliated Brokerage Commissions

The Fund pays (or will pay) brokerage commissions to UBS Financial Services Incorporated of Puerto Rico, which was previously an affiliated person of the Fund.

Control Persons

[•].

VALUATION OF THE FUND’S ASSETS

The Fund’s assets are valued by the Administrator on at least a weekly basis, with the assistance of the Investment Adviser, in good faith and under the supervision of the Board of Directors, based upon valuations provided by independent pricing services approved by the Board of Directors, when available. In arriving at their valuation, such independent pricing sources may use both a grid matrix of securities values as well as the evaluations of their staff. The valuations in either case are based on information concerning actual market transactions and quotations from dealers or a grid matrix performed by an outside vendor that reviews certain market and security factors to arrive at a bid price for a specific security. Certain Puerto Rico obligations have a limited number of market participants and thus, might not have a readily ascertainable market value and may have periods of illiquidity. Securities for which quotations are not readily available from any source, they are valued at fair value by or under the direction of the Investment Adviser utilizing market quotations and other information concerning similar securities obtained from recognized dealers. The Investment Adviser can override any price that it believes is not consistent with market conditions. The Investment Adviser has also established a Valuation Committee (“the Committee”) which is responsible for overseeing the pricing and valuation of all securities held by the Fund. The Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board of Directors. The policies and procedures set forth the mechanisms and processes to be employed on a weekly basis related to the valuation of portfolio securities with the purpose of determining the net asset value of the Fund’s assets. The Committee reports to the Board of Directors on a regular basis.

The market value of the Fund’s investments will depend on a variety of factors, including general municipal and fixed income security market conditions, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the issue, and changes in, and expectations regarding changes in, interest rates and income tax rates.

The Valuation Committee is responsible for determining the fair value of the portfolio instruments for which market quotes or market-based valuations are not readily available. In considering the method to be used to determine the fair value of a portfolio instrument, the Valuation Committee takes into account all of the relevant factors and contributing circumstances, including but not limited to the following:

•    the nature and price (if any) of the portfolio instrument;

•    whether any dealer quotations for the portfolio instrument are available;

•    possible valuation methodologies that could be used to determine the fair value of the portfolio instrument;

•    the recommendation of the Investment Adviser with respect to the valuation of the portfolio instrument;

•    whether the issuer of the portfolio instrument has other securities outstanding and, if so, how those securities are valued;

•    GAAP guidance defines fair value as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.”

•    the extent to which the fair value to be determined for the portfolio instrument will result from the use of data or formula produced by third parties independent of the Investment Adviser; and

•    the liquidity or illiquidity of the market for the particular portfolio instrument.

The net asset value of the Fund’s shares of Common Stock is calculated by the Administrator on at least a weekly basis. The net asset value per share of Common Stock is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received and earned discount) minus all liabilities (including accrued expenses) by the total number of shares of Common Stock outstanding at such time.

TAXATION

THIS SECTION IS NOT TO BE CONSTRUED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. PROSPECTIVE INVESTORS IN THE NOTES ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS, INCLUDING THE APPLICATION AND EFFECT OF OTHER TAX LAWS AND ANY POSSIBLE CHANGES IN THE TAX LAW AFTER THE DATE OF THIS PROSPECTUS.

The discussion in connection with the Puerto Rico income tax considerations is based on (a) the Puerto Rico Internal Revenue Code of 2011, as amended (the “2011 P.R. Code”), which could be retroactively changed at any time and any such revocation could significantly modify the statements and opinions expressed herein, the current regulations

(the “P.R. Code Regulations”) issued by the P.R. Treasury Department under the Puerto Rico Internal Revenue Code of 1994, as amended (the “1994 P.R. Code”) and the 2011 P.R. Code; (b) a ruling letter issued on November 29, 2007 (the “Ruling”) by the P.R. Treasury Department stating, amongst others, that fixed and contingent interest paid or accrued on certain instruments issued by the Fund and described by the Ruling as “Contingent Payment Notes” constitute interest for purposes of the 1994 P.R. Code; (c) a ruling letter issued on March 20, 2012 by the P.R. Treasury Department stating that the Fund and the Noteholders may continue to rely on the Ruling to determine their income tax treatment of the Notes under the 2011 P.R. Code; and (d) the Fund’s representation to the effect that to the Fund’s best understanding (i) as of the date of the issuance of the Notes, the Ruling has not been modified or revoked by the P.R. Treasury Department; and (ii) the Fund has not amended the Ruling. Investors should also note that any ruling issued by the P.R. Treasury Department can be revoked if it is found to be in error or not to be in accord with the P.R. Treasury Department’s current views. Any such revocation would generally apply on a prospective basis under the terms and conditions set forth in Circular Letters Nos. 99-01 and 05-07 issued by the P.R. Treasury Department, and the occurrence of such an event could significantly modify the statements and opinions expressed herein.

The U.S. federal income tax discussion is based on the current provisions of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”), and the regulations promulgated thereunder (the “U.S. Code Regulations”), any of which could be retroactively changed at any time and any such revocation could significantly modify the statements and opinions expressed herein. This discussion assumes that (a) the Noteholders will be (i) bona fide residents of Puerto Rico (as determined under Section 937(a) of the U.S. Code and Treasury Regulation Section 1.937-1) (“Puerto Rico Individuals”) during the entire time the Puerto Rico Individuals own the Notes or (ii) corporations and other businesses organizations organized under the laws of Puerto Rico and whose principal office and place of business are in Puerto Rico and (b) the Note does not constitute inventory property in the hands of the Noteholder. For purposes of U.S. and Puerto Rico income taxes, securities and commodities in the hands of a securities dealers may be considered inventory property if the securities are purchased for resale to the dealers’ customers, or as investments if the securities are purchased for the dealer’s own account. In the case of the securities purchased for resale, gains or losses recognized on the sale are treated and taxed as ordinary income because it is income produced in the ordinary course of business of the dealer. The U.S. federal income tax consequences of a Noteholder that does not satisfy the assumptions described in the preceding sentence may differ from those described in the “United States Taxation” section below, and any such Noteholder should consult its tax advisers with respect to the tax consequences of owning and disposing of a Note.

This discussion does not purport to deal with all aspects of Puerto Rico and U.S. federal income taxation that may be relevant to other types of investors in the Notes, particular investors in light of their investment circumstances, or to certain types of investors subject to special treatment under the 1994 P.R. Code, the 2011 P.R. Code, or the U.S. Code (e.g., banks, insurance companies, tax-exempt organizations, “controlled foreign corporations” or “passive foreign investment companies”).

The existing provisions of the statutes, regulations, judicial decisions, and administrative pronouncements on which this discussion is based are subject to change (even with retroactive effect).

The statements herein have been opined on by Sánchez LRV LLC as counsel to the Fund. A prospective investor should be aware that an opinion of counsel represents only such counsel’s best legal judgment and that it is not binding on the P.R. Treasury Department, the IRS, or the courts. Accordingly, no assurance can be given that the opinions set forth herein, if challenged, would be sustained.

Puerto Rico Taxation

Puerto Rico Individuals and Puerto Rico Entities.

Fixed and Contingent Interest. Based on the foregoing and subject to the qualifications set forth herein:

•

Fixed and contingent interest on the Notes received or accrued by a Puerto Rico Individual or a Puerto Rico Entity will be exempt from Puerto Rico income taxes imposed by the 1994 P.R. Code or the 2011 P.R. Code, as the case may be, provided that:

(i)  the Fund is exempt from Puerto Rico income tax pursuant to the provisions of Section 1361 of the 1994 P.R. Code or Section 1112.01 of the 2011 P.R. Code;

(ii)  the interest is attributable to income derived by the Fund during the taxable year that is totally exempt from Puerto Rico income taxes under any provision of the 1994 P.R. Code, other than by virtue of Section 1361(a)(2) thereof, or under any provision of the 2011 P.R. Code, other than by virtue of Section 1112.01 thereof (the “Exempt Income”), and such interest on the Notes is designated by the Fund as tax exempt interest; and

(iii)  the total amount of interest paid by the Fund during a taxable year on obligations that have been issued to qualify under Article 1361-2(b)(2) of the P.R. Code Regulations is not greater than the excess of the Exempt Income received or accrued by the Fund prior to any date that interest is paid on such obligations over the sum of (a) “Exempt Dividends” (as defined in Section 1361 of the 1994 P.R. Code or Section 1112.01 of the 2011 P.R. Code, as the case may be) distributed by the Fund during the taxable year and prior to such date; and (b) interest paid by the Fund during the taxable year and prior to such date qualified as exempt interest under Article 1361-2(b) of the P.R. Code Regulations; and

•

In accordance with the P.R. Code Regulations and the Ruling, interest on the Notes that is not designated by the Fund as tax exempt interest will be subject to a 10% withholding tax in lieu of any other tax imposed by the 1994 P.R. Code or the 2011 P.R. Code, as the case may be, unless the Noteholder elects not to be subject to the 10% withholding tax. To the extent that interest on the Notes does not qualify as tax exempt interest under the 1994 P.R. Code or the 2011 P.R. Code and is not otherwise subject to the 10% withholding tax provided by the Ruling, it could be subject to tax at the ordinary income tax rates provided thereunder. The maximum ordinary income tax rate under the 1994 P.R. Code and the 2011 P.R. Code for individuals is 33%, and the maximum ordinary income tax rate for corporation is 39% under the 1994 P.R. Code as well as the 2011 P.R. Code. In addition, interest on the Notes that does not qualify as tax exempt interest (“Taxable Interest”) must be taken into account in computing a Noteholder’s Puerto Rico income tax. Taxable Interest received by a Puerto Rico Individual must be taken into account in computing such Noteholder’s ABT (as defined below).

Act No. 257-2018 (“Act 257”) amended the 2011 P.R. Code and changed the rates and calculation of the ABTI for taxable years commencing after December 31, 2018. Act 257 introduced new ABT rates at 1%, 3%, or 5% on ABTI over $25,000 through $150,000. Also, the 15% ABT bracket was eliminated by increasing the end point of the 10% ABT bracket from $200,000 to $250,000 and lowering the start point of the 24% ABT bracket from $300,000 to $250,000. Act 257 also allows new deductions from the calculation of the ABTI. Puerto Rico Individuals may now deduct various business expenses to calculate ABTI. None of these expenses are related to fees charged by the Funds.

The 2011 P.R. Code provides for an “alternate basic tax” (“ABT”) that is imposed on the “alternate basic taxable income” (“ABTI”) of a Puerto Rico Individual for taxable years commencing after December 31, 2010. The ABT must be paid by a Puerto Rico Individual to the extent such tax exceeds the regular income tax imposed by the 2011 P.R. Code. The 2011 P.R. Code provides that in determining ABTI, a Puerto Rico Individual is entitled to reduce gross income for items of income received from the Fund, to the extent such income is exempt under Section 1112.01 of the 2011 P.R. Code. Accordingly, to the extent interest received by a Puerto Rico Individual on the Notes in taxable years commencing after December 31, 2010 qualifies as exempt interest under Article 1361-2(b) of the P.R. Code Regulations, such interest will qualify as income that is exempt under Section 1112.01 of the 2011 P.R. Code and, therefore, will not be subject to the ABT.

For taxable years commencing after December 31, 2018, the ABT ranges from 1% to 24% in a 5-tier tax table summarized as follows: 1%, if the ABTI is between $25,000 and $50,000; 3%, if the ABTI is between $50,000 and $75,000; 5%, if the ABTI is between $75,000 and $150,000; 10%, if the ABTI is between $150,000 and $250,000; or 24%, if the ABTI is over $250,000. Puerto Rico investors may deduct various business expenses to calculate ABTI. However, none of these expenses are related to fees charged by the Fund.

The 2011 P.R. Code contains various provisions disallowing a deduction for expenses incurred by a taxpayer that are directly or indirectly attributable or allocable to interest that is exempt from Puerto Rico income tax. These provisions would be applicable to interest on the Notes received by a Noteholder, provided such interest is exempt under Article 1361-2(b) of the P.R. Code Regulations. The 2011 P.R. Code does not provide any rules with respect to the treatment that applies to the excess of the “principal” amount due at maturity of a Note and its initial offering price to the public. This difference is generally referred to as “original issue discount.” Under the current administrative practice followed by the P.R. Treasury Department, original issue discount is treated as interest.

Payment of Notes at maturity. In general, no gain or loss shall be recognized by a Noteholder upon the payment of a Note at maturity if the basis of such Note in the hands of the Noteholder is equal to the sum of the amount of cash and fair market value of any property paid by the Fund to the Noteholder as payment of the principal amount of the Note. If the basis of a Note in the hands of the Noteholder exceeds the sum of the amount of cash and the fair market value of any property paid by the Fund to the Noteholder as payment of the principal amount of the Note, then any such excess shall be treated by the Noteholder as a short term or long term capital loss, provided the Note is a capital asset in the hands of the Noteholder and depending on whether the Note has been held by the Noteholder for more than six months or more than one year period.

If the basis of the Note in the hands of the Noteholder is less than the sum of the amount of cash and the fair market value of any property paid by the Fund to the Noteholder as payment of the principal amount of the Note, then any such difference shall be treated by the Noteholder as a short term or long term capital gain, provided the Note is a capital asset in the hands of the Noteholder and depending on whether the Note has been held by the Noteholder for more than one year period.

United States Taxation

Treatment of the Fund. For purposes of the U.S. Code, the Fund is treated as a foreign corporation. Based on certain representations made by the Fund, it should not be treated as engaged in a trade or business within the United States for purposes of the U.S. Code. However, if it is determined that the Fund is engaged in a trade or business within the United States for purposes of the U.S. Code, and the Fund has taxable income that is effectively connected with such U.S. trade or business, the Fund will be subject to the regular U.S. corporate income tax on its effectively connected taxable income, and possibly to a 30% branch profits tax and state and local taxes as well. In addition, U.S. source interest income on certain debt obligations owned by the Fund that fall outside the portfolio interest exception generally will be subject to a 30% U.S. withholding tax. The imposition of a U.S. corporate income tax the Fund or a U.S. withholding tax on interest payments to the Fund could materially adversely affect the Fund’s ability to make payments on the Notes.

Treatment of the Notes. Upon issuance of the Notes, the Notes are expected to be treated as indebtedness for purposes of the U.S. Code.

The status of the Fund as a foreign corporation for purposes of the U.S. Code is relevant in determining the source of income of payments made by the Fund on the Notes that are treated as interest for purposes of the U.S. Code. The source of income of these payments is determined by examining a number of requirements, including a requirement that they are not treated as paid by a trade or business conducted by the Fund outside of Puerto Rico, as such determination is made under Section 884(f)(1)(A) of the U.S. Code and the U.S. Code Regulations issued thereunder. Based on certain representations made by the Fund, it should not be treated as engaged in the conduct of a trade or business outside Puerto Rico and, therefore, payments made by the Fund that are treated as interest for purposes of the U.S. Code should meet the above described requirement, provided that the conduit rules described in “Conduit Arrangements” below are inapplicable.

Puerto Rico Individuals. Based on the provisions of the U.S. Code and the U.S. Code Regulations, paid or accrued interest on the Notes derived by a Puerto Rico Individual will constitute gross income from sources within Puerto Rico, and therefore will be excludable from gross income for purposes of the U.S. Code under Section 933 thereof, provided that (i) the conduit rules described in “Conduit Arrangements” below are inapplicable and (ii) the paid or accrued interest on the Notes is not effectively connected with the conduct of a trade or business within the United States by such Puerto Rico Individual.

In general, any gain from the sale, exchange, redemption, retirement or other taxable disposition of the Notes by a Puerto Rico Individual should not be subject to U.S. federal income tax, provided that the Notes are not effectively connected with the conduct of a trade or business within the United States by such Puerto Rico Individual.

Puerto Rico Entities. Paid or accrued interest on the Notes derived by a Puerto Rico Entity will not be subject to taxation under the U.S. Code, provided that (i) such Puerto Rico Entity is not treated as a domestic corporation for purposes of the U.S. Code and (ii) paid and accrued interest on the Notes is not effectively connected with the conduct of a trade or business in the United States by such Puerto Rico Entity.

In general, any gain from the sale, exchange, redemption, retirement or other taxable disposition of the Notes by a Puerto Rico Entity should not be subject to U.S. federal income tax, provided that (i) such Puerto Rico Entity is not treated as a domestic corporation for purposes of the U.S. Code and (ii) the Notes are not effectively connected with the conduct of a trade or business within the United States by such Puerto Rico Entity.

Puerto Rico Entities that are treated as partnerships for purposes of the U.S. Code are subject to special rules which, in general, require a partner to report its distributive share of the income or gain generated by the Puerto Rico Entity and to determine the tax consequences under the U.S. Code of such amounts based on such treatment. The U.S. Code provides special rules for Puerto Rico Entities that are “controlled foreign corporations,” “personal holding companies” or “passive foreign investment companies.”

Conduit Arrangement. Puerto Rico Individuals should note that the U.S. Code Regulations under Section 937(b) of the U.S. Code provide an exception to the general source of income rules that apply by establishing an exception for income derived in “conduit arrangements.” Under the rules of the regulations, income that is otherwise treated as income from sources within Puerto Rico under the general source of income rules is treated as income from sources outside Puerto Rico and not excludable from gross income under Section 933 of the U.S. Code if it consists of income derived in a “conduit arrangement.” In general, the regulations describe a “conduit arrangement” as one in which pursuant to a plan or arrangement income is received by a person in exchange for consideration provided to another person and such other person provides the same consideration (or consideration of a like kind) to a third person in exchange for one or more payments constituting income from sources within the United States. Based on the current language of the regulations and the guidance offered therein, an investment in the Notes is not expected to be the type of transaction intended to be covered by these rules, and therefore, paid and accrued interest on the Notes is expected to be treated as income from sources within Puerto Rico. The Fund does not plan to obtain a ruling from the IRS with respect to the U.S. federal income tax treatment of an investment in the Notes, and no assurance can be given that the IRS or the U.S. courts will agree with the tax treatment described herein. Accordingly, Puerto Rico Individuals may want to seek the advice of their own tax advisors.

FATCA. The Foreign Account Tax Compliance Act generally imposes a 30% withholding tax upon payments of U.S. source income to certain “foreign financial institutions” or “non-financial foreign entities” (including “non-financial foreign territory entities”) unless certain certification and reporting requirements are satisfied. For these purposes, the Fund is treated as a “territory non-financial foreign entity.” If the Fund is unable to satisfy the certification and reporting requirements, the Fund’s U.S. source income may be reduced, inasmuch as it will be subject to the 30% withholding tax at the source. This reduction may negatively affect the ability of the Fund to fulfill its obligations under the Notes.

RATINGS ON THE NOTES

Upon issuance, the Short-Term and Medium-Term Notes will be rated “F1+” and “AA” respectively, by Fitch. No assurance can be given that the credit ratings assigned to the Notes will remain in effect for any given period or that it will not be revised downward or withdrawn entirely by Fitch if, in its sole judgment, circumstances so warrant. Any such revision or withdrawal may have an adverse effect on the market price of the Notes. The credit ratings issued to the Notes reflect only the views of Fitch. Any explanation of the significance of such credit ratings may be obtained from Fitch at www.fitchratings.com or by contacting Fitch at 33 Whitehall Street, New York, New York 10004; telephone number (212)908-0500. FITCH HAS NOT ASSIGNED A CREDIT RATING TO THE FUND.

Description of Fitch Ratings’ (“Fitch”) Credit Rating Scales

Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.

Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment-grade” and “speculative grade” have established themselves over time as shorthand to describe the categories “AAA” to “BBB” (investment grade) and “BB” to “D” (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Fitch Ratings’ credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch Ratings may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the credit rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch credit and other ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security. The credit ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Analytical Considerations

When assigning ratings, Fitch considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue’s relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer’s financial strength and credit quality.

Investment-grade ratings reflect expectations of timeliness of payment. However, ratings of different classes of obligations of the same issuer may vary based on expectations of recoveries in the event of a default or liquidation. Recovery expectations, which are the amounts expected to be received by investors after a security defaults, are a relatively minor consideration in investment-grade ratings, but Fitch does “notching” of particular issues to reflect their degree of preference in a winding up, liquidation, or reorganization as well as other factors. Recoveries do, however, gain in importance at lower rating levels, because of the greater likelihood of default, and become the major consideration at the “DDD” category. Factors that affect recovery expectations include collateral and seniority relative to other obligations in the capital structure.

Fitch bases the differential between preferred/preference stock and senior subordinated debt on the issuer’s senior debt rating, the specific terms and conditions of the preferred instrument, the amount of preferred stock and subordinated debt in the capital structure, coverage ratios, the use of proceeds from a preferred issue, the issuer’s rating outlook, and the influence of regulators on the issuer’s ability to pay preferred dividends. For rating purposes, Fitch generally treats preferred stock in a manner similar to that it adopts for deeply subordinated debt. The degree of “notching,” or number of rating grades below senior debt, will be narrowed for investment-grade entities and wider for those in the speculative grades.

Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as “AAA/F1+.” The first rating denotes long-term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.

The following ratings scale applies to foreign currency and local currency ratings.

Appendix C to the SAI provides a more detailed description of such credit ratings. The credit ratings do not constitute a recommendation to buy, sell or hold the Notes. Fitch was provided with materials relating to the Fund, the Notes, and other information, and no application has been made to any other credit rating agency for purposes of obtaining a credit rating on the Notes. However, another Credit Rating Agency could decide to rate the Notes. In such event, no assurance can be given as to what credit rating any such Credit Rating Agency would issue to the Notes. See also “RISK FACTORS AND SPECIAL CONSIDERATIONS - General” above.

THE TRUSTEE

The Fund will pay the Trustee a fee to be negotiated from time to time in connection with its services under the Trust Indenture. In addition, the Fund has agreed to indemnify the Trustee against any liabilities and expenses arising out of the performance of the Trustee’s obligations under the Trust Indenture, except those involving the negligence or misconduct of the Trustee. The Trustee will not act as a trustee on behalf of the Noteholders, and may resign at any time by giving written notice thereof to the Fund.

ISSUING, PAYING AND TRANSFER AGENCY

The Notes will be issued as book-entry (global) securities. Upon issuance, all book-entry securities will be represented by one or more fully-registered global securities. Currently, only (i) persons who place their orders through the UBS broker desk (“UBS Clients”) and (ii) other affiliate funds can invest in the Notes. It is anticipated that other dealers with whom the Fund enters into an agreement will make similar arrangements.

Orders for Notes from UBS Clients are channeled through the UBS broker trading platform, and an electronic trade ticket which contains a dummy CUSIP for the Note being issued is generated by the UBS platform, and such trade ticket is then transferred into the FIS / SunGard fund accounting platform. Upon such trade ticket receiving all the necessary Dealer approvals, the information contained in that trade ticket is relayed to the Fund’s transfer agency operations, which electronically records the issuance of the specific Note in the Stream Transfer Agent module of the FIS platform, and proceeds to the electronic issuance of the dummy-CUSIPed security to the UBS trading desk. The Stream Transfer Agent registers UBS as record owner of the Note. Principal and interest payments are made to UBS by the paying agent upon cancellation of the corresponding Note. Upon full repayment, the Note is cancelled out in the FIS platform.

PLAN OF DISTRIBUTION

The Dealers will offer the Notes on behalf of the Fund on a continuous basis. The Dealers may also purchase the Notes as principals. The Fund has appointed UBS FSPR, [address], as a dealer pursuant to a [Dealer Agreement] between UBS FSPR and the Fund, and the Fund may appoint other dealers (each, a “Dealer”) from time to time. Each Dealer may be paid a fee to be negotiated from time to time, equal to a percentage of the principal amount of the Notes sold by such Dealer, and may be reimbursed for certain out-of-pocket expenses incurred. The Fund will also indemnify the Dealers against certain liabilities, including liabilities under the 1933 Act. In accordance with Section 17(i) of the Investment Company Act, the Fund will not indemnify the Dealers for any act to which a Dealer would otherwise be subject to liability by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations and duties. The Fund may also sell Notes directly to investors from time to time.

For the initial offering of the Notes, the Notes will be sold at the offering price set forth on the cover page of this prospectus. After the initial offering of the Notes, the offering price for Notes may be changed.

[Investors must pay for the Notes by [•], 2021.

The price of the Notes to the public on [•], 2021, was [•].

The principal business address of the Dealers are [•] and [•].]

[ADDITIONAL DESCRIPTION OF INITIAL OFFERING TO COME].

Both initial and additional purchases of Notes may be accepted from investors at such times as the Board may determine on the terms set forth below. The Board may, in its discretion, suspend the offering of Notes at any time or permit purchases on a more frequent basis. The Board reserves the right to reject any purchase of Notes. The circumstances in which the Board may reject an offer to purchase Notes include: (i) in order to comply with the securities laws or in response to market conditions in the securities markets or otherwise; (ii) during any period during which an emergency exist; and/or (iii) if market conditions, including interest rate considerations, make it commercially impracticable, in the Board’s discretion, to accept such offers. After the closing of the first registered offering of Notes, initial and subsequent purchases generally will be accepted monthly.

During any continuous offering, Notes may be purchased only from the Fund or the Dealers. Any continuous offering, if commenced, may be discontinued at any time. The Board will have the sole right to accept orders to purchase Notes and reserves the right to reject any order in whole or in part.

In certain instances, the Dealers may deliver the Notes against payment therefor at a date subsequent to a purchaser placing an order therefor (the “Trade Date”). Under Rule 15c61 under the U.S. Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in three (3) business days, unless the parties to a trade expressly agree otherwise. Accordingly, in such specific instances, purchasers who wish to trade their Notes on the Trade Date or thereafter but prior to the Settlement Date, will be required by virtue of the fact that the Dealers expect the Notes initially to settle after the Trade Date, to specify alternative settlement arrangements to prevent a failed settlement.

The Dealers may also make a market for the Notes, although it is not required to do so and may stop making a market at any time. The Dealers may act as principal or agent in connection with offers and sales of the Notes in the secondary market. Secondary market offers and sales will be made at prices related to market prices at the time of such offer or sale. Accordingly, the Dealers may change the public offering price, fees, and commissions after such offering has been completed. The Dealers may make a market for the Notes, but are not required to do so.

As an additional means of facilitating such offerings, the Dealers may bid for, and purchase, Notes in the open market to stabilize the price of the Notes. Any of these activities may raise or maintain the market price of the Notes above independent market levels or prevent or retard a decline in the market price of the Notes, the Dealers are not required to engage in these activities, and may end any of these activities at any time.

[DESCRIPTION OF ESCROW ACCOUNT, IF APPLICABLE, TO COME].

[DESCRIPTION OF POTENTIAL SALE TO AFFILIATES, IF APPLICABLE, TO COME].

[Recent Developments. The Fund, its Board of Directors and [the Trustee] are subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations or cash flows. Management of [the Trustee] have informed the Fund of its belief that the resolution of such matters is not likely to have a material adverse effect on the ability of UBS AMPR and [the Trustee] to perform under their respective contracts with the Fund.

On February 5, 2014, a shareholder derivative action was filed in Puerto Rico Commonwealth court against the Fund, UBS Financial Services Inc., UBS Financial Services Puerto Rico, [the Trustee] and all current and certain former Fund directors, alleging that the Fund suffered hundreds of millions of dollars in losses due to alleged mismanagement, concealment of conflicts of interest, and improper recommendations by certain defendants to retail customers to use credit lines to purchase Fund shares. On May 5, 2015, the court denied defendants’ motion to dismiss. The Puerto Rico Court of Appeals and the Puerto Rico Supreme Court denied defendants’ petitions for leave to appeal that decision. On August 24, 2016, defendants answered the complaint. The case is now in discovery. While the outcome of these allegations is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations, or cash flows. Moreover, management of UBS Financial Services Puerto Rico and [the Trustee] has informed the Fund of its belief that the resolution of such matter is not likely to have a material adverse effect on the ability of UBS AMPR and [the Trustee] to perform under their respective contracts with the Fund.]

[Dealers and agents may be entitled, under agreements entered into with the Fund, to indemnification by the Fund against some liabilities, including liabilities under the 1933 Act.]

INDEPENDENT AUDITORS

The Fund’s independent auditors are [•], located at [•].

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sidley Austin LLP, New York, NY and Sánchez LRV LLC, 270 Muñoz Rivera Ave., Suite 1110, San Juan, Puerto Rico. 00918.

PRIVACY POLICY

Attached as Appendix E to the SAI is a copy of the Privacy Policy as to the information the Fund compiles and maintains on its respective investors.

GENERAL INFORMATION

Claims against the Fund. A claim by an investor against the Fund, its directors, or officers will be subject to the jurisdiction of the Puerto Rico courts, and therefore, arbitration proceedings will not be the sole forum to resolve any claims.

Additional Information. Additional information regarding the Fund is on file with the SEC and is also available from the Fund at its principal offices. The Fund’s address is American International Plaza Building, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918, and telephone number is (787) 773-3888.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Dated March 12, 2021

PUERTO RICO GNMA & US GOVERNMENT TARGET MATURITY FUND, INC.

American International Plaza Building - Tenth Floor, 250 Muñoz Rivera Avenue,

San Juan, Puerto Rico 00918

STATEMENT OF ADDITIONAL INFORMATION

[•], 2021

Puerto Rico GNMA & US Government Target Maturity Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and registered as an investment company under the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund was incorporated on April 16, 2003. This statement of additional information (the “SAI”) relating to the Tax-Free Secured Obligations (the “Notes”) of the Fund does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated [•], 2021. This SAI relates to the offering of up to $[•] in aggregate first registered offering price of the Notes during a first registered offering period, plus any applicable sales charge, and the continuous offering thereafter at $[•], plus any applicable sales charge. Investment in the Fund will afford the tax benefits described herein solely to individuals who have their principal residence in Puerto Rico and to persons, other than individuals, that have their principal office and principal place of business in Puerto Rico (collectively, the “Puerto Rico Residents”). In that regard, the Fund was designed solely for Puerto Rico residents. In addition, an investor that is not a Puerto Rico Resident will not receive the tax benefits of an investment in typical U.S. mutual fund (such as “RIC” tax treatment). This SAI does not include all information that a prospective investor should consider before purchasing securities. Investors should obtain and read the prospectus prior to purchasing such Notes. In addition, the Fund’s audited financial statements and the independent registered public accounting firm’s report therein included in the Fund’s annual report for the fiscal year ended March 31, 202[0] and unaudited financial statements as of and for the six months ended September 30, 2020 are included in the Prospectus. Such reports were completed before the Fund was registered under the Investment Company Act and, accordingly, may have been subject to different preparation and disclosure requirements than what is required under the Investment Company Act. A copy of the prospectus may be obtained without charge by calling (787) 773-3888. You may also obtain a copy of the prospectus on the U.S. Securities and Exchange Commission’s (the “SEC”) web site (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the prospectus.

THE FUND

Puerto Rico GNMA & US Government Target Maturity Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and registered as an investment company under the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”). From 2002 until [2021], the Fund was registered as an investment company under the Puerto Rico Investment Companies Act of 1954, as amended (the “Puerto Rico Investment Company Act”) and operated as such in Puerto Rico from 2002. In 2018, the U.S. Government signed into law the Economic Growth, Regulatory Relief, and Consumer Protection Act, which effectively requires investment companies organized under the laws of Puerto Rico to register as investment companies under the U.S. Investment Company Act, and, as a result, the Fund has been registered as a non-diversified, closed-end management investment company under the Investment Company Act since [•].

INVESTMENT OBJECTIVES AND FUNDAMENTAL POLICIES

Please see the section “Investment Objectives and Policies of the Fund” in the prospectus for information about the Fund’s investment objective and policies.

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the Investment Company Act, other than preferred shares, except to the extent permitted under the Investment Company Act and except as otherwise described in the prospectus and this SAI, or (ii) borrow money from banks or other entities (including, from the compliance date of Rule 18f-4 going forward, borrowings through dollar rolls and reverse repurchase agreements), in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of the Notes and tender offers), in an amount of up to an additional 5% of its total assets.

The Fund may not change its investment objectives or fundamental policies without the approval of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

INVESTMENT RESTRICTIONS

The Fund may not change the following investment limitations without the approval of holders of a majority of the Fund’s outstanding Common Stock:

(a)      purchase the securities of any one issuer, if after such purchase it would own more than 75% of the voting securities of such issuer, provided that securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to this limitation;

(b)      make an investment in any one industry if, at the time of purchase, the investment would cause the aggregate value of all of the Fund’s investments in such industry to equal 25% or more of the Fund’s total assets; provided that this limitation shall not apply to the following: (i) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) tax-free Municipal Obligations, including Puerto Rico Municipal Obligations, other than those backed only by the assets or revenues of a non-governmental entity; and (iii) investments in mortgage-backed securities (issued or guaranteed by an agency or instrumentality of the U.S. Government). For purposes of this restriction, the intended or designated use of real estate shall determine its industry;

(c)       purchase securities on margin, except for short term credits necessary for clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of options or future contracts (as described in Appendix D hereto);

(d)    engage in the business of underwriting securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under U.S. securities laws and except that the Fund may write options;

(e)      make short sales of securities or maintain a short position, except that the Fund may sell short “against the box.” A short sale “against the box” occurs when the Fund owns an equal amount of the securities sold or owns securities

3

convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short;

(f)      purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest in securities secured by real estate or interests therein or issued by entities that invest in real estate or interests therein (including mortgage-backed securities), and provided further that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to liquidate real estate acquired as a result of such enforcement; provided, however, that such securities and any such real estate securing a security acquired by the Fund shall not be a “U.S. real property interest” within the meaning of Section 897 of the U.S. Code;

(g)      purchase or sell commodities or commodity contracts, except that the Fund may enter into swap agreements, options, futures contracts (as described in Appendix D hereto) and options on futures contracts subject to certain restrictions;

(h)      make loans, except through repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, shall not be deemed to be the making of a loan;

(i)       invest, under normal circumstances, either: (i) at least 80% of the value of its assets in investments the income from which is exempt from both federal income tax and Puerto Rico income tax, or (ii) its assets so that at least 80% of the income that it distributes will be exempt from both federal income tax and Puerto Rico income tax;

(j)       invest, under normal circumstances, at least 80% of the Fund’s total assets in a combination of GNMA, mortgage-backed securities and CMOs issued or guaranteed by GNMA, securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC and other mortgage-backed securities and CMOs issued or guaranteed by GNMA, FNMA or FHLMC;

[(k)      to the extent permitted by the OCFI, purchase securities of other investment companies, unless immediately thereafter not more than (i) 3% of the total outstanding voting stock of such investment company is owned by the Fund, (ii) 5% of the Fund’s total assets, valued at market value, would be invested in such investment company, (iii) 10% of the Fund’s total assets, valued at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company;

(l)        make investments for the purpose of effecting control of management; or

(m)      lend portfolio securities, except to the extent that such loans, if and when made, do not exceed 33 1/3% of the total assets of the Fund, valued at market value.]

For purposes of the foregoing, “majority of the outstanding,” when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

The Fund has adopted a non-fundamental policy to invest under normal circumstances, at least 90% of the Fund’s net assets in securities that, at the time of purchase, were (i) rated “AAA” by Fitch Ratings (“Fitch”), “AAA” by S&P Global Ratings (“S&P”), or “Aaa” by Moody’s Investors Service, Inc. (“Moody’s”), (ii) comparably rated by a nationally recognized statistical rating organization (a “Credit Rating Agency”), or (iii) unrated and were determined by the Fund’s Investment Adviser to be of comparable credit quality. The Fund will provide the Fund’s shareholders with at least 60 days prior notice of any change in this policy.

THE FUND’S INVESTMENTS

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and are payable from, mortgage loans secured by real property (“Mortgage-Backed Securities”). Investors in Mortgage-Backed Securities typically receive interest and principal on the underlying mortgage loans (and/or any related

4

credit support). The Fund’s investments in Mortgage-Backed Securities will be considered as Puerto Rico Securities (as defined in the prospectus) when the underlying assets are substantially comprised of mortgages over real property located within Puerto Rico. See “Appendix B - Mortgage- Backed Securities” herein.

Investments in Mortgage-Backed Securities include those issued or guaranteed by GNMA, FNMA, or FHLMC, as well as Mortgage-Backed Securities that are not guaranteed or issued by GNMA, FNMA, FHLMC, or any other government agency (“Private Label Mortgage-Backed Securities”), and in either case may include CMOs. Private Label Mortgage-Backed Securities are issued in connection with a securitization and represent a beneficial interest in a privately sponsored trust or other entity, the assets of which are mortgage loans or GNMA, FNMA, FHLMC, or other Mortgage-Backed Securities, including CMOs. See “RISK FACTORS AND SPECIAL CONSIDERATIONS” herein.

GNMA Mortgage-Backed Securities include securities which are backed by mortgage loans insured by the Federal Housing Administration or guaranteed by the Veterans Administration, and which consist of mortgage-backed certificates with respect to pools of such mortgages guaranteed as to the timely payment of principal and interest by the GNMA. That guarantee is backed by the full faith and credit of the U.S.

FNMA Mortgage-Backed Securities represent a beneficial ownership interest in one or more pools of mortgage loans, which may be insured by the Federal Housing Administration or the Veterans Administration, or which may not be insured or guaranteed by any governmental agency. FHLMC Mortgage-Backed Securities represent direct or indirect participations in, and are payable from, conventional residential mortgage loans. FNMA’s and FHLMC’s obligations with respect to their Mortgage-Backed Securities are not backed by the full faith and credit of the U.S., but are considered to present minimal credit risks.

CMOs are multiple-class Mortgage-Backed Securities. Some CMOs are directly supported by other CMOs, which in turn are supported by pools of mortgage loans. Investors in such securities typically receive payments out of the interest and principal on the underlying mortgage loans. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risks. See “RISK FACTORS AND SPECIAL CONSIDERATIONS — Mortgage-Backed Securities” herein.

The type of GNMA, FNMA, FHLMC and certain other Mortgage-Backed Securities in which the Fund may invest are described in more detail in “Appendix B — Mortgage-Backed Securities.” Not all types of Mortgage-Backed Securities are currently available in Puerto Rico.

Municipal Obligations. Municipal obligations are debt obligations or similar securities issued by or on behalf of Puerto Rico, a State of the U.S., or any of their respective political subdivisions, organizations, agencies, or instrumentalities, or by multi-state agencies or authorities, the interest on which is, in the opinion of Fund counsel, wholly or partially exempt from income tax (the “Municipal Obligations”). Municipal Obligations are issued for various public purposes, including construction of public or privately-operated facilities, such as airports, bridges, hospitals, housing, mass transportation, schools, streets, and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refinancing outstanding obligations and obtaining funds for general operating expenses and for loans to other public institutions and facilities. Puerto Rico Municipal Obligations encompass various types of Puerto Rico tax-exempt obligations including, for example, both general obligation bonds and revenue bonds, as well as industrial development bonds issued for the benefit of Puerto Rico or non-Puerto Rico corporations in connection with projects located inside or outside of Puerto Rico. The types of Municipal Obligations in which the Fund may invest, and certain of the risks attached thereto, are described in Appendix A to herein. Not all of such types of Municipal Obligations are currently available in Puerto Rico. See “Appendix A – Types of Municipal Obligations” herein.

U.S. Government Securities. The Fund may invest in U.S. Government securities. These include securities that are issued or guaranteed by the U.S. Government, such as U.S. Treasury bills, U.S. Treasury notes, and U.S. Treasury bonds, or that are issued or guaranteed by its agencies or instrumentalities, such as obligations of the Federal Home Loan Bank, which are supported by the right of the issuer to borrow from the U.S. Treasury, and obligations of the Federal Intermediate Credit Banks, which are supported only by the credit of the issuer. The Fund may also invest in repurchase agreements secured by such securities, as further described herein.

Asset-Backed Securities. The Fund may invest in various types of asset-backed securities (“Asset-Backed Securities”). The securitization techniques used in the context of Asset-Backed Securities are similar to those used for Mortgage-Backed Securities. The receivables supporting Asset-Backed Securities presently are primarily home equity

5

mortgage loans and automobile and credit card receivables, but may also consist of other types of obligations. Asset-Backed Securities and the underlying receivables are not generally insured or guaranteed by any government agency. However, in certain cases, such securities are collateralized by loans guaranteed by the U.S. Small Business Administration (“SBA”). SBA is an independent agency of the U.S.

SBA guarantees the payment of principal and interest on portions of loans made by private lenders to certain small businesses. The loans are generally commercial loans such as working capital loans and equipment loans. SBA is authorized to issue from time to time, through its fiscal and transfer agent, SBA-guaranteed participation certificates evidencing fractional undivided interests in pools of these SBA-guaranteed portions of loans made by private lenders. SBA’s guarantee of such certificates, and its guarantee of a portion of the underlying loan, are backed by the full faith and credit of the U.S.

Asset-Backed Securities will be considered Puerto Rico Asset-Backed Securities when the securitization vehicle is organized under the laws of Puerto Rico or, regardless of where organized, when a majority of the underlying assets are obligations of Puerto Rico Residents.

Preferred Stock. Preferred stock generally has priority over common stock with respect to payment of dividends and upon liquidation, but does not have the seniority of a debt instrument in an issuer’s capital structure in terms of claims to corporate income and liquidation payments. Preferred stock may have a fixed dividend rate and may not participate in any profits of the issuer above such dividend rate, in which case it is referred to as “non-participating,” or it may participate in some or all of the profits of the issuer, in which case it is referred to as “participating.” Preferred stock may be perpetual, with no mandatory redemption date, or issued with a mandatory redemption date. It may also be callable or redeemable at the option of the issuer after a certain period of time. Issuers of preferred stock are not required to pay dividends on the preferred stock, even if they have sufficient funds to pay dividends, although they are usually prohibited from paying dividends on their common stock unless all or some preferred dividends have been paid. Preferred dividends may be “cumulative” or “non-cumulative.” If dividends are cumulative and they are not declared and paid at their regularly scheduled time, such dividends must generally be paid when the issuer is liquidated, before any assets may be distributed to holders of the issuer’s common stock. If dividends are non-cumulative, they never have to be paid if they are not declared; however, as mentioned above, the issuer may be prohibited from paying dividends on their common stock unless all or some preferred dividends have been paid. Holders of preferred stock do not have the right to precipitate bankruptcy filings or collection activities in the event of missed dividend payments. Preferred stock may be convertible into common stock of the issuer or into some other security, or it may non-convertible. Holders of preferred stock usually have no voting rights, except in cases where preferred dividends have been unpaid for a certain period, in which case holders of preferred stock usually have the right to elect certain representatives to the board of directors of the issuer. Most of the preferred stock of Puerto Rico issuers currently available in the market is non-cumulative, non-voting, non-convertible, and non-participating, and pays dividends at a fixed dividend rate on a monthly basis. Most of the preferred stock of Puerto Rico issuers currently available in the market is issued by bank holding companies.

Corporate Obligations. Corporate obligations are debt obligations or similar securities issued by or on behalf of a corporation.

Other Investment Practices. Certain of the other investment practices in which the Fund may engage are described below. If the Fund issues preferred stock, debt securities, and other forms of leverage and seeks to obtain a credit rating of such preferred stock, debt securities, and other forms of leverage, any credit rating agency issuing such rating may, as a condition thereof, impose additional asset coverage or other requirements, which may restrict the Fund’s ability to engage in these investment practices.

When-Issued Securities and Delayed Delivery Transactions. The purchase of securities on a when-issued or delayed delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. At the time the Fund enters into a transaction on a when-issued or delayed delivery basis, it will segregate with the Custodian (as defined below) cash or liquid instruments with a value not less than the value of the when-issued or delayed delivery securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times exceed the obligations of the Fund. There is always a risk that the securities may not be delivered, and the Fund may incur a loss.

Short-Term Temporary Investments. Subject to the requirements of the ruling issued by the Puerto Rico Office of the Commissioner of Financial Institutions or if UBS Asset Managers of Puerto Rico (the “Investment Adviser”) believes

6

unusual circumstances warrant a defensive posture, the Fund may temporarily commit all or any portion of its assets to short-term instruments. Such instruments may include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, commercial paper rated at least F1 by Fitch Ratings, A-1 by S&P Global Ratings or Prime-1 by Moody’s Investors Service, Inc., bank certificates of deposit, bankers’ acceptances, and repurchase agreements secured by any of the foregoing, as described below.

Dollar Rolls and Reverse Repurchase Agreements. The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased will be of the same type and will have the same interest rate as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. The Fund may also enter into reverse repurchase agreements in which a member bank of the Federal Reserve System or a securities dealer who is a member of a national securities exchange or is a market-maker in U.S. Government securities purchases portfolio securities from the Fund, coupled with an agreement to resell them to the Fund at a specific date and price. [The Fund may enter into reverse repurchase agreements with [•] (the “Dealers”) or their affiliates].

Dollar rolls and reverse repurchase agreements generally will be considered to be leverage and, accordingly, will be subject to the Fund’s limitations on leverage, which will restrict the aggregate of such transactions, together with the issuance of preferred stock, debt securities, and other forms of leverage, to 33 1/3% of the Fund’s total assets. Prior to the compliance date of Rule 18f-4, the Fund may borrow up to 50% of its total assets pursuant to dollar rolls and reverse repurchase agreements, provided that the Fund maintains liquid assets, in a segregated account, marked to market daily, in the amount of such borrowings. See “LEVERAGE PROGRAM” in the prospectus.

The market value of securities sold under reverse repurchase agreements typically is greater than the proceeds of the sale, and accordingly, the market value of the securities sold is likely to be greater than the value of the securities in which the Fund invests those proceeds. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Repurchase Agreements. The Fund may enter into repurchase agreements. Repurchase agreements consist of transactions in which the Fund purchases securities from a member bank of the Federal Reserve System or a securities dealer who is a member of a national securities exchange or is a market-maker in U.S. Government securities, and simultaneously commits to resell the securities to such original seller at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt, it is the intention of the Fund to only enter into repurchase agreements with banks and dealers in transactions believed by the Investment Adviser to present minimum credit risks. In addition, each repurchase agreement must be collateralized at least at 102% with U.S. Government or other appropriate liquid high grade securities, held at a third party custodian, and marked-to-market daily. [Entities with whom the Fund may enter into repurchase agreements may include the Dealers or their affiliates].

Other Practices

Call Rights. The Fund may purchase a Puerto Rico security or other Municipal Obligation issuer’s right to call all or a portion of such obligation for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related obligations, subject to certain conditions. A Call Right that is not exercised during the maturity of the related obligation will expire without value. The economic effect of holding both a Call Right and the related obligation is identical to holding an obligation as a non-callable security.

Options and Futures. The Fund may use securities options (both exchange-traded and over-the-counter) to attempt to enhance income (which would be taxable income) and may also attempt to reduce the overall risk of its investments (i.e., hedge) by using securities options, financial futures contracts and other interest rate protection transactions such as swap

7

agreements. However, the Fund will not enter into financial futures contracts or options thereon unless the Dealers qualify for an exclusion or exemption or comparable relief from applicable registration requirements contained in the regulations administered by the U.S. Commodity Futures Trading Commission. See Appendix D herein for a more complete discussion of the types of derivative and related income strategies the Fund may use and the risks thereof.

Short Sales. The Fund may engage in short sales of securities “against the box” to defer realization of gains or losses for tax or other purposes. A short sale “against the box” occurs when the Fund owns an equal amount of the securities sold short or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal amount to, the securities sold short.

Securities Lending. Although it has not done so, the Fund may also engage in securities lending, subject to procedures adopted by its Board of Directors.

Portfolio Turnover. [•].

MANAGEMENT OF THE FUND

Directors and Officers

The overall management of the business and affairs of the Fund is vested with its Board of Directors. At least a majority of the Board are and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (“Independent Directors”). The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its Investment Adviser, Administrator, Custodian, and Transfer Agent (all such terms as defined below). The Fund’s day-to-day operations are delegated to its officers and to the Administrator, subject to the Fund’s investment objectives and policies and to general supervision by its Board of Directors.

The Board of Directors. The Board of Directors consists of five (5) persons. Four (4) of these are Independent Directors, and one (1) is considered to be an “interested person” as a result of his employment as an officer of the Fund, its Investment Adviser, or an affiliate thereof (the “Interested Director”).

The four (4) Independent Directors are the following: Messrs. Agustín Cabrer, Carlos Nido and Luis M. Pellot, and Mrs. Clotilde Pérez. The only Interested Director is the Chairman of the Board, Mr. Carlos V. Ubiñas.

The Independent Directors have not designated a lead Independent Director, but the [Chairman of the Audit Committee], [•], generally acts as chairman of meetings or executive sessions of the Independent Directors and, when appropriate, represents the views of the Independent Directors to management. The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

The Board of Directors has three (3) standing committees: the Audit Committee, the Dividend Committee, and the Nominating Committee. The Board has adopted a written Audit Committee Charter, and the Audit Committee’s role is to oversee the Fund’s accounting and financial reporting policies and practices and to recommend to the Board of Directors any action to ensure that the Fund’s accounting and financial reporting are consistent with accepted accounting standards applicable to the mutual fund industry. Messrs. Cabrer and Pellot serve on the Audit Committee. The Audit Committee met [•] ([•]) times during the fiscal year ended March 31, 202[0]. The aggregate remuneration by the Fund to Independent Directors then serving in such capacity for attendance at such meetings during the fiscal year ended March 31, 202[0], amounted to $[•]. The Audit Committee is comprised solely of Independent Directors and represented by independent legal counsel in connection with its duties. [•] serves as an audit committee financial expert.

According to the Fund’s charter, the role of the Dividend Committee is to determine the amount, form, and record date of any dividends to be declared and paid by the Fund. Messrs. Ubiñas, Pellot, and Cabrer, serve on the Dividend Committee. The Dividend Committee met [•] ([•]) times during the fiscal year ended March 31, 202[0].

8

Pursuant to the adoption of a written charter, the Fund has created a Nominating Committee comprised of three (3) Independent Directors. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as Independent Directors and to recommend its nominees for consideration by the entire Board of Directors. The Independent Directors have retained independent legal counsel to assist them in connection with these duties. While the Nominating Committee is solely responsible for the selection and nomination of the Independent Directors, the Nominating Committee may consider nominations for the office of Director made by Fund shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Fund’s Secretary that include biographical information and set forth the qualifications of the proposed nominee. Messrs. [•], [•] and [•] serve on the Nominating Committee. The Nominating Committee evaluates nominees from whatever source using the same standard. The Nominating Committee met [•] ([•]) times during the fiscal year ended March 31, 202[0].

Independent Directors. Certain biographical and other information relating to the Independent Directors is set forth below, including their ages and their principal occupations for at least five (5) years. Messrs. Nido and Pellot and Mrs. Pérez are members of the boards of directors of all the other funds that have engaged [the Trustee] as their investment adviser (the “UBS Advised Funds”) or as their co-investment adviser (the “UBS Co-Advised Funds” and, together with the UBS Advised Funds, the “Affiliated Funds”). Mr. Cabrer is a member solely of the board of directors of each of the UBS Advised Funds.

Name, Age, and Address*	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships

Agustín Cabrer (71)	Director	Director since 2003	President of Starlight Development Group, Inc. from 1995 to 2014 (real estate development); President of Antonio Roig Sucesores since 1995 (real estate development); Partner of Desarrollos Roig since 1995, Desarrollos Agrícolas del Este S.E. since 1995, and El Ejemplo, S.E. since 1995 (real estate development); Partner, Pennock Growers, Inc. since 1998; Partner and Managing Director of RERBAC Holdings, LLP since 2004 (real estate development); Director of V. Suárez & Co. since 2002, V. Suárez Investment Corporation since 2002, V. Suárez International Banking Entity, Inc. since 2002, Villa Pedres, Inc. since 2002, and Caparra Motor Service since 1998; Director of TC Management from 2002 to 2013; Officer of Candelero Holdings & Management, Inc. from 2001 to 2013; 100% owner, President and Registered Principal (Agent) of Starlight Securities Inc. since 1995 (registered broker-dealer); former member of the Board of Trustees of the University of Puerto Rico; Partner and Officer of Grupo Enersol, LLC since 2013 (solar photovoltaic developer); President of Libra Government Building, Inc. since 1997; Partner of Cometa 74, LLC since 1998; Vice-President of	18 funds consisting of 29 portfolios	None

9

Name, Age, and Address*	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships

Candelario Point Partners, Inc. since 1998; Officer of Marbella Development, Corp. from 2001 to 2014.

Carlos Nido (56)	Director	Director since 200[3]	President Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare since 2015. President and Executive Producer of Piñolywood Studios LLC that has produced feature films Los Domirriqueños 1 & 2, Una Boda en Castañer, Sanky Panky 3, Vico C, la vida del filósofo, Marcelo and Nicky Jam “El Ganador”. From 2007 to 2015 Senior Vice President of Sales at GFR Media LLC. Prior to that he Senior Vice President of Sales & Marketing at El Nuevo Dia from 2003 to 2007. From 1999 to 2003 he was President and founder of Virtual, Inc. and ZonaNetworks. From 1997 to 1999, Mr. Nido was the President of Editorial Primera Hora. Since 1991 he served in various positions for El Nuevo Día, he was Treasurer in charge of Credit, Collections, and investments and headed New Business Development & Strategic Planning for the company. While at El Nuevo Día, Mr. Nido coordinated City View Plaza, a two phase office real estate development. During 1990 he was a special assistant to the President of Government Development Bank for Puerto Rico and from 1987 to 1990 as Associate in the investment bank CS First Boston. He holds a Bachelors Degree in Business Administration from Indiana University and a Master’s Degree	25 funds consisting of 36 portfolios	None
in Finance from the University of Michigan. Mr. Nido is a board member of the following organizations: Grupo Ferré Rangel, GFR Media, LLC., the UBS Puerto Rico family of Mutual Funds, B. Fernandez & Hnos. Inc., Puerto Rico Ambulatory Surgery Center and the San Jorge Children’s Foundation. He is also a member of the Advisory Board

10

Name, Age, and Address*	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships

of Advent Morro Private Equity Funds.

Luis M. Pellot (72)	Director	Director since 2003	President and Tax attorney at Pellot-González, PSC since 1989; Member of the Board of Directors of Empresas Santana; Guaraguao Properties, Inc. and JS Investment Company, Inc.; Secretary of AA-10,000 Corp; Member of the Board of Directors and Secretary of Financiadora Primas; 98% Partner and Manager of Lepanto, S.E.; Member of the P.R. Bar Association, P.R. Manufacturers Association, P.R. Chamber of Commerce, P.R. General Contractors Association, and P.R. Hotel and Tourism Association.	25 funds consisting of 36 portfolios	None

Clotilde Pérez (68)	Director	Director since 2009	Partner of Infogerencia, Inc. since 1985; Vice President Corporate Development Officer of V. Suárez & Co., Inc. since 1999; Member of the Board of Trustees of the University of the Sacred Heart since 2005; Member of the Board of Directors of Campofresco Corp. since 2012; former member of the Board of Directors of Grupo Guayacán, Inc., EnterPrize, Inc. and Puerto Rico Venture Forum from 1999 to 2013; General Partner of the Guayacán Fund of Funds Family.	25 funds consisting of 36 portfolios	None

*	The address of the Independent Directors is American International Plaza - Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.

**

Each Director serves until his successor is elected and qualified, or until his death or resignation, or removal as provided in the Fund’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 80.

Interested Directors and Officers. Certain biographical and other information relating to the Interested Directors and to the other officers of the Fund, is set forth below, including their ages, their principal occupations for at least the last five (5) years, the length of time served, and the total number of Affiliated Funds overseen by them. These persons also serve as directors and officers of the UBS Advised Funds and, in some cases, of certain of the UBS Co-Advised Funds.

11

Name, Age, and Address*	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships

Carlos V. Ubiñas (65)	Director, Chairman of the Board of Directors, and President	President since 2015; Chairman of the Board of Directors since 2012; and Director since 2003	Chief Executive Officer since 2009, President since 2005, Managing Director, Head of Asset Management and Investment Banking of UBS Financial Services Incorporated of Puerto Rico since 2014; former Chief Operating Officer and Executive Vice President of UBS Financial Services Incorporated of Puerto Rico from 1989 to 2005.	18 funds consisting of 29 portfolios	None

Leslie Highley (73)	Senior Vice President and Portfolio Manager	Senior Vice President since 2003	Managing Director of UBS Trust PR since 2006; Executive Vice President of UBS Trust PR since 2005 and Senior Vice President of UBS Financial Services Incorporated of Puerto Rico since 1994 and of the Puerto Rico Investors Tax-Free Family of Funds since 1995; Member of the Boards of Directors of the Fund from 2009 to February 2013; President of Dean Witter Puerto Rico, Inc.	Not applicable	None

William Rivera (62)	First Vice President and Treasurer	Treasurer since 2015 and First Vice President since 2003	Executive Director of UBS Asset Managers since 2011; Director of UBS Asset Managers from 2006 to 2010; Assistant Portfolio Manager for UBS Asset Managers; First Vice President of Trading of UBS Trust PR since January 2002 and of UBS Financial Services Incorporated of Puerto Rico since 1987.	Not applicable	None

Javier Rodríguez (47)	Assistant Vice President and Assistant Treasurer	Assistant Vice President and Assistant Treasurer since 2005	Divisional Assistant Vice President, trader, and portfolio manager of UBS Trust PR since 2003; financial analyst with UBS Trust PR from 2002 to 2003; financial analyst with Popular Asset Management from 1998 to 2002.	Not applicable	None

Liana Loyola (59)	Secretary	Secretary since 2014	Attorney in private practice since 2009.	Not applicable	None

Luz Nereida Colon (●)	Chief Compliance Officer	Chief Compliance Officer since [●]	[●]	Not applicable	None

Cary Alsina (51)	Assistant Vice President	Assistant Vice President since 2019	Assistant Portfolio Manager and Analyst for UBS AMPR and Puerto Rico Investors Family of Funds since	Not applicable	None

12

Name, Age, and Address*	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships

2010; Account Vice President in UBS Financial Services of Puerto Rico from 2004 to 2010; Financial Advisor in Popular Securities from 2001 to 2004; First Vice President in Commercial Loans Division in Banco Popular de Puerto Rico from 1995 to 2001.

Heydi Cuadrado (40)	Assistant Vice President	Assistant Vice President since 2019	Director of UBS Trust Company since March 2012. Trader and Assistant Portfolio Manager for UBS AMPR since 2008. Joined UBS Trust Company in 2003.	Not applicable	None

Gustavo Romañach (45)	Assistant Vice President	Assistant Vice President since 2019	Director of UBS AMPR since 2013; Associate Director Portfolio analyst & trader of UBS AMPR since 2009; Assistant Vice-President of UBS AMPR since 2003.	Not applicable	None

*	The address of the Interested Directors and Officers of the Fund is UBS Trust Company of Puerto Rico, American International Plaza - Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.

**

Each Director serves until his successor is elected and qualified, or until his death or resignation, or removal as provided in the Fund’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 80. Each officer is elected by and serves at the pleasure of the Board of Directors.

Compensation of the Directors. Each Independent Director receives a stipend from the Fund of up to $1,000 plus expenses, for attendance at each meeting of the Board of Directors, and $500 plus expenses, for attendance at each meeting of a committee thereof. The Independent Directors do not receive retirement or other benefits as part of their compensation.

Name	Aggregate Compensation from the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Affiliated Funds(2)
Carlos Nido	[•]	None	None	[•]
Luis M. Pellot	[•]	None	None	[•]
Agustín Cabrer	[•]	None	None	[•]
Clotilde Pérez	[•]	None	None	[•]
Carlos V. Ubiñas	[•]	[•]	[•]	[•]
(1) Amount for the fiscal year ended March 31, 202[0].

(2)   Amount for the calendar year ended December 31, 20[20] and does not include amounts, if any, related to reimbursement for expenses related to attendance at such board meetings or meetings of committees thereof. “Affiliated Funds” includes all funds in the Fund Complex.

[INFORMATION REGARDING ADVISORY BOARD MEMBERS, THREE HIGHEST PAID OFFICERS AND COMPENSATED AFFILIATES TO COME].

[As of [•], 2021, based on information provided by each of the Independent Directors, none of them exercise control over the Fund as defined by Section 2(a)(9) of the Investment Company Act.]

[Non-Resident Parties

13

The follow persons have a substantial portion of their assets located outside the United States: [•]. For the avoidance of doubt investors will be able to effect service of process within the United States upon these persons through their agent, [•]. The address of [•] is [•].]

Board Diversification and Director Qualifications.    In determining that a particular director was qualified to serve on the Board, the Board has considered each director’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each director satisfies this standard. An effective director may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each director should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any director as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Agustín Cabrer

[•]

Carlos Nido

[•]

Luis M. Pellot

[•]

Clotilde Pérez

[•]

Carlos V. Ubiñas

[•]

Beneficial Ownership of Shares of the Fund and the [•] Family of Investment Companies by Each Director

The following table sets forth the dollar range of equity securities beneficially owned by each director as of December 31, 20[20]:

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Directors in [•] Family of Investment Companies

Agustín Cabrer	[•]	[•]

Carlos Nido	[•]	[•]

Luis M. Pellot	[•]	[•]

14

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Directors in [•] Family of Investment Companies

Clotilde Pérez	[•]	[•]

Carlos V. Ubiñas	[•]	[•]

[As of [•], 2021, no director who is not an interested person of the Fund or any of his or her immediate family members owns beneficially or of record, any security issued by the Investment Adviser, the Fund’s principal underwriter or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Adviser, or the Fund’s principal underwriter.]

[DESCRIPTION OF ANY DIRECT OR INDIRECT INTEREST HELD BY ANY DIRECTOR OR A FAMILY MEMBER WHO IS NOT AN INTERESTED PERSON, IF APPLICABLE, TO COME].

[DESCRIPTION OF ANY DIRECT OR INDIRECT INTEREST IN ANY TRANSACTION EXCEEDING $120,000 HELD BY ANY DIRECTOR OR FAMILY MEMBER WHO IS NOT AN INTEREST PERSON, IF APPLICABLE, TO COME].

[DESCRIPTION OF ANY DIRECT OR INDIRECT RELATIONSHIP EXCEEDING $120,000 WITH ANY DIRECTOR OR FAMILY MEMBER WHO IS NOT AN INTEREST PERSON, IF APPLICABLE, TO COME].

[DESCRIPTION OF ANY OFFICER OF INVESTMENT ADVISER OR UNDERWRITER THAT SERVED ON THE BOARD OF DIRECTORS OF A COMPANY WHERE A DIRECTOR OF THE REGISTRANT ALSO SERVED, IF APPLICABLE, TO COME].

Control Persons

[•].

INVESTMENT ADVISER AND PORTFOLIO MANAGER

Investment Advisory Services

Subject to the supervision of the Board of Directors, investment advisory services are provided to the Fund by [•], pursuant to an investment advisory agreement with the Fund (the “Advisory Agreement”).

[INFORMATION REGARDING ANY CONTROLLING PERSONS OF INVESTMENT ADVISER AND ANY AFFILIATED PERSON OF FUND TO COME].

Pursuant to the Advisory Agreement, the Investment Adviser provides a complete and continuous investment program for the Fund and makes investment decisions and place orders to buy, sell or hold particular securities and other investments for the Fund. [As compensation for its investment advisory services related to the Fund, the Investment Adviser is entitled to an annual investment advisory fee (which is indirectly paid by shareholders) not to exceed an aggregate rate of 0.75% of the average weekly gross assets of the Fund, payable monthly. The Investment Adviser may choose to wholly or partially waive such fee.]

Unless earlier terminated as described below, the Advisory Agreement will continue in effect for a period of two (2) years from its date of execution and will remain in effect from year to year thereafter, if approved annually by a vote of a majority of the Independent Directors. The Advisory Agreement may be terminated, without penalty, [(i) at any time by an

15

unanimous vote of the Independent Directors, (ii) on sixty (60) days’ written notice by the Investment Adviser or (iii) on sixty (60) days’ written notice to the Investment Adviser by the vote of a majority of the outstanding voting securities of the Fund.]

Pursuant to the Advisory Agreement, the Investment Adviser will not be liable for any loss, expense, cost, or liability arising out of any error in judgment or any action or omission, including any instruction given to the Custodian unless, (i) such action or omission involved an officer, director, employee, or agent of the Investment Adviser, and (ii) such loss, expense, cost, or liability arises out of the Investment Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Investment Adviser may rely on any notice or communication (written or oral) reasonably believed by it to be genuine. These limitations shall not relieve the Investment Adviser from any responsibility, obligation, or duty that an Investment Adviser may have under the laws of Puerto Rico or any federal securities law which is not waivable.

The following table sets forth the management fee paid by the Fund for the last three fiscal years:

	Management Fee Net of Expense Reimbursement Paid for the Fiscal Year Ended		Expense Reimbursement for the Fiscal Year Ended

Fiscal year ended March 31, 2020	$	[•]	$	[•]

Fiscal year ended March 31, 2019	$	[•]	$	[•]

Fiscal year ended March 31, 2018	$	[•]	$	[•]

Administrative Services

[•] serves as the Fund’s administrator. [•] is [DESCRIPTION OF ADMINISTRATOR TO COME]. It has its principal office and place of business at [•]. Pursuant to an Administration Agreement with the Fund and subject to the overall supervision of its Board of Directors, the Administrator is responsible for providing facilities and personnel to the Fund in the performance of certain services, including the weekly determination of the Fund’s net asset value and net income and assistance in the preparation of reports and filings. As compensation for its services, the Administrator is entitled to receive an annual administration fee (which is indirectly paid entirely by shareholders) equivalent to a rate of [•]% of the average weekly gross assets of the Fund, payable monthly.

The following table sets forth the administration fee paid by the Fund for the last three fiscal years:

Administration Fee Paid for the Fiscal Year Ended

Fiscal year ended March 31, 2020	$	[•]

Fiscal year ended March 31, 2019	$	[•]

Fiscal year ended March 31, 2018	$	[•]

The Advisory Agreement and the Administration Agreement were reviewed and approved by the Board of Directors and by a majority of the Independent Directors. In connection with such approval, the Board of Directors and the Independent Directors reviewed the nature and the quality of the services provided and to be provided by [•] and its affiliates pursuant to these agreements, determined that the nature and quality of these services are at least equal to the nature and quality of the services provided by other entities offering the same or similar services, and that the fees charged by [•] for such services are fair and reasonable in light of the usual and customary charges made by other entities for services of the same nature and quality, and concluded that these agreements are in the best interests of the Fund and its shareholders. [A discussion regarding the basis for the Board of Directors approving the Advisory Agreement and the Administration Agreement of the Fund is available in the Fund’s [annual or semi-annual report] to shareholders for the [year/six months ended [•], 2021.]

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Other Services

The Fund’s securities and cash are held under custody agreements between the Fund and [•], pursuant to which [•] serves as custodian for the Fund’s assets (in such capacity, the “Custodian”). As compensation for its custody services, the Custodian is entitled to receive a fee as agreed from time to time with the Fund. Such fee is set at a rate customarily paid to other custodians for the provision of similar services. In addition, the Fund has also retained [JPMorgan Chase Bank, N.A.] to perform certain custody functions.

Pursuant to the terms of a certain Transfer Agency, Registrar, and Shareholder Servicing Agreement between the Fund and [•], the latter is responsible for maintaining a register of the holders of record of the Fund’s shares of Common and Preferred Stock and opening and maintaining shareholder accounts (in such capacity, the “Transfer Agent”). As compensation for its transfer agency, registrar, dividend disbursing, and shareholder services, the Transfer Agent is entitled to receive a fee as agreed from time to time with the Fund. Such fee is set at a rate customarily paid to other transfer agents for the provision of similar services.

[In addition to the Investment Adviser’s management fee, the Fund pays all of its other costs and expenses of its operations, including compensation of its directors (other than those affiliated with the Investment Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. All fees and expenses are accrued daily and deducted before payment of distributions to shareholders.

A discussion regarding the Board’s decision to renew the Management Agreement will be in the Fund’s annual report to shareholders dated March 31 of next year.]

Other Expenses

[•]

Independent Registered Public Accounting Firm. [•], with offices located at [•], serves as the Fund’s independent registered public accounting firm.

Portfolio Manager.    Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Management.    Leslie Highley is the designated portfolio manager of the Fund (the “Portfolio Manager”), manages several municipal funds and portfolios. Mr. Highley began working in the financial industry [DESCRIPTION OF MR. HIGHLEY’S BACKGROUND TO COME].  Prior to [•], 2020, [•] was an employee of [•].

Other Accounts Managed by the Portfolio Manager.    The Portfolio Manager also has responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below.

Number of Other Accounts Managed and Assets by Account Type as of March 31, 202[0]

Portfolio Manager	Type of Account Managed	Total Number of Accounts	Total Assets	Number of Accounts with Performance Based Fees	Assets of Accounts with Performance Based Fees
Leslie Highley	Registered Investment Companies	[•]	$[•]	[•]	$	[•]
	Other Pooled Investment Vehicles	[•]	$[•]	[•]	$	[•]
	Other Accounts	[•]	$[•]	[•]	$	[•]

[As described above, the Portfolio Manager does manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and the Portfolio Manager may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the

17

Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Investment Adviser has adopted trade allocation procedures so that accounts with like investment strategies are treated fairly and equitably over time.]

[Compensation.    Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Salary.    Base pay is determined based upon an analysis of the Portfolio Manager’s general performance, experience, and market levels of base pay for such position.

Bonus.    The Portfolio Manager is eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of the Investment Adviser.

A portion of the Portfolio Manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the Portfolio Manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group. A portion of the cash bonus is based on a qualitative evaluation made by the Portfolio Manager’s supervisor taking into consideration a number of factors, including the Portfolio Manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with the Investment Adviser’s policies and procedures. The final factor influencing a portfolio manager’s cash bonus is the financial performance of the Investment Adviser based on its operating earnings.

Deferred Compensation.    Certain key employees of the Investment Adviser, including certain portfolio managers, have received profits interests in the Investment Adviser which entitle their holders to participate in the firm’s growth over time.

Retirement Plans and arrangements. [•]

There are generally no differences between the methods used to determine compensation with respect to the Fund and the other accounts shown in the table above.]

Potential Material Conflicts of Interest.    Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

[If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Investment Adviser has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, the Investment Adviser determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Investment Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Investment Adviser may place separate, non-simultaneous,

18

transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

The Investment Adviser has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Ownership of Fund Shares by the Portfolio Manager.    As of March 31, 202[0], the Portfolio Manager beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the Fund having values within the indicated dollar ranges.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Leslie Highley	$[•]

CODE OF ETHICS

The Board of Directors has adopted a Code of Ethics. The Code of Ethics requires directors and officers of the Fund who are officers or employees of the Investment Adviser or the Trustee to comply with various requirements in connection with the securities transactions by such officers or employees, including obtaining pre-authorization for certain transactions. It also imposes on these directors and officers certain confidentiality obligations, limitations on outside business activities, and certain other obligations. The Code of Ethics also requires Independent Directors to fully report securities transactions in their accounts and related accounts by each such director. [The Code of Ethics also prohibits the Investment Adviser, including the Portfolio Manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the Code of Ethics of the Fund and the Investment Adviser can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by e-mail request at publicinfo@sec.gov.]

PROXY VOTING POLICIES

The Board of Directors of the Fund has delegated the voting of proxies for the Fund’s securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines and procedures (the “Proxy Voting Guidelines”). Under the Proxy Voting Guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders that is, in a manner consistent with the objective of maximizing total return to the shareholder as an investor in the securities being voted. In the case of a conflict of interest, the proxy would be submitted to the Board to determine how the proxy should be voted.

A Proxy Voting Committee, comprised of representatives of the Investment Adviser, oversees and administers the process of voting proxies for the Fund. The Investment Adviser has retained Institutional Shareholder Services, Inc. (“ISS”), an independent proxy voting organization, to assist in carrying out its proxy voting responsibilities.

The Investment Adviser’s Proxy Voting Committee periodically reviews and evaluates the ISS Guidelines and ISS’ voting recommendations, which guidelines the Investment Adviser has concluded are sound and consistent with the fundamental principles that the Investment Adviser believes should guide proxy voting decisions. For this reason, the

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Investment Adviser generally votes all proxies in accordance with the ISS Guidelines and specific ISS voting recommendations. The ISS Guidelines, as they may be amended from time to time, are treated as part of the Investment Adviser’s and the Fund’s Proxy Policies, and copies of the ISS Guidelines will be provided on request. In the event that the Investment Adviser concludes that reliance on the ISS Guidelines and voting recommendations is no longer appropriate, the Investment Adviser will retain another independent proxy voting service to provide it similar services.

Voting proxies in accordance with the ISS Guidelines and recommendations helps to ensure that the Investment Adviser does not make specific voting decisions in situations where there may be a material conflict of interest between the interest of the Investment Adviser or any of its affiliates and those of a shareholder of the Fund. In addition, because of the broad and diverse nature of the business of the Investment Adviser and its affiliated companies, it is not practical for the Investment Adviser to seek to identify all actual or potential or material conflicts of interest with respect to every proxy voting matter. To ensure that the Investment Adviser does not make a voting decision for clients where a material conflict is present, in the event that the ISS Guidelines do not apply to, or ISS is not able to provide a recommendation on how to vote, a particular matter, the Investment Adviser may seek voting instructions from the majority of Independent Directors of the Board of the Fund, vote client shares in proportion to the votes cast by all other shareholders, if this option is available, retain another independent third party to make the voting decision or take such other steps as may be appropriate to resolve the conflict as determined by the Proxy Voting Committee in consultation with the Investment Adviser’s Legal Counsel.

The Investment Adviser may not vote proxies in certain circumstances, including, but not limited to, situations were (a) the securities are no longer held; (b) the proxy or other relevant materials were not received in sufficient time to allow an appropriate analysis by ISS or to allow a vote to be cast by the voting deadline; or (c) the Investment Adviser or ISS concludes that the cost of voting the proxy will exceed the potential benefit.

A member of the Investment Adviser’s legal department oversees the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the Board and made available to shareholders as required by applicable rules. If applicable, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended March 31 is available without charge, upon request, by calling (787) 773-3888 or from the Fund’s website at http://www.[•].com, and on the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Directors, the Investment Adviser will be responsible for the execution of the Fund’s portfolio transactions. In executing portfolio transactions, the Investment Adviser will seek to obtain the best net price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable dealer spread or brokerage commission), size of order, difficulty of execution, and operational facilities of the firm involved. Most securities in which the Fund invests in are traded on a “net” basis without a stated commission through dealers acting for their own account and not as brokers. Prices paid to dealers in principal transactions of such securities generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time.

In placing orders with dealers, the Investment Adviser generally will attempt to obtain the best net price and most favorable execution of its orders. The Investment Adviser may purchase and sell portfolio securities from and to dealers who provide the Fund with research analysis, statistical, or pricing advice or similar services. Portfolio transactions will not be directed by the Fund to dealers solely on the basis of research and advice provided. In selecting brokers and dealers, the Investment Adviser will consider the full range and quality of a broker’s or dealer’s services. Factors considered by the Investment Adviser in selecting brokers and dealers may include the following: price; the broker’s or dealer’s facilities; the broker’s or dealer’s reliability and financial responsibility; when relevant, the ability of the broker or dealer to effect securities transactions, particularly with regard to such aspects as the type of security (e.g., Puerto Rico obligations), timing, order size, and execution of orders; and the research and other services provided by that broker or dealer to the Investment Adviser(and the Investment Adviser’s arrangements relating thereto) that are expected to enhance the Investment Adviser’s general portfolio management capabilities, notwithstanding that the Fund may not be the direct or exclusive beneficiary of those services. While the Investment Adviser generally seeks the best net price in placing orders, the Fund may not necessarily be paying the lowest price available. Commission rates are one factor considered together with other factors. The Investment Adviser will not be obligated to seek in advance competitive bidding for the most favorable commission rate applicable to any particular transaction for the Fund or to select any broker-dealer on the basis of its purported “posted”

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commission rate. The Investment Adviser, in its discretion, may cause the Fund to pay a commission in excess of the amount another broker or dealer would have charged for effecting that transaction, provided the Investment Adviser has determined in good faith that such commission is reasonable in relation to the value of the brokerage and/or research provided by the broker to the Investment Adviser. Research services furnished by the brokers or dealers through which or with which the Fund effects securities transactions may be used by the Investment Adviser in advising its other accounts (including the Affiliated Parties as defined below); and conversely, research services furnished to the Investment Adviser in connection with their other accounts or such other investment companies may be used in advising the Fund.

The Investment Adviser seeks to allocate on a fair and equitable basis among advisory clients, including all the Affiliated Funds, the opportunity to purchase or sell a security or investment that may be both desirable and suitable for one or more of their clients, but for which there is a limited supply or demand, although there is no assurance of equality of treatment according to any particular or predetermined standards or criteria. Where, because of prevailing market conditions it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for the Fund, transactions for the Fund may be reported with the average price of these transactions.

The Investment Adviser may, on an aggregated basis, purchase or sell the same security for more than one client to obtain a favorable price to the extent permitted by applicable law. These orders may be averaged as to price and allocated as to amount according to each client’s daily purchase or sale orders or upon some other basis believed to be equitable in accordance with procedures adopted by the Board of Directors.

Other conflicts of interest may arise in the future, which will be addressed by the Board of Directors at such time.

[Substantially all of the Fund’s trades are effected on a principal basis.] The following table sets forth the aggregate amount of brokerage commissions paid by the Fund for the last three fiscal years:

	Brokerage Commissions Paid		Brokerage Commissions Paid to Affiliates*
Fiscal year ended March 31, 2020	$	[•]	$	[•]
Fiscal year ended March 31, 2019	$	[•]	$	[•]
Fiscal year ended March 31, 2018	$	[•]	$	[•]

* Note that while UBS Trust PR is not presently an affiliated person of the Fund, it is included because it was affiliated in prior periods.

[BROKERAGE AMOUNTS PAID TO AFFILIATES, IF APPLICABLE, TO COME].

[DESCRIPTION OF BROKERAGE TRANSACTIONS DIRECTED TO A BROKER BECAUSE OF RESEARCH SERVICES PROVIDED, IF APPLICABLE, TO COME].

[DESCRIPTION OF SECURITIES ACQUIRED BY THE FUND OF ITS REGULAR BROKERS AND DEALERS, IF APPLICABLE, TO COME].

[Under the Investment Company Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which [•] is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board, including a majority of the independent directors.]

BENEFICIAL OWNERS

[As of [•], 2021, the officers and directors of the Fund, in the aggregate, beneficially owned less than 1% of the Fund’s total outstanding Common Shares and less than 1% of the Fund’s total outstanding Preferred Shares.]

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5% Shareholders

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of the Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made with respect to the Fund on or before [•], 2021.

Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
[Common Shares]
[Preferred Shares]
[Footnotes]

FINANCIAL STATEMENTS

The audited financial statements, financial highlights and notes thereto and the independent registered public accounting firm’s report thereon, appearing in the Fund’s Annual Report for the fiscal year ended March 31, 202[0] are included herewith. Such reports were completed before the Fund was registered under the Investment Company Act. The Fund’s Annual and Semi-Annual Shareholder Reports may be obtained without charge by calling (787) 773-3888 or on [•]’s website at www.[•].com. The information contained in, or that can be accessed through, the Fund’s website is not part of this SAI.

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APPENDIX A

TYPES OF MUNICIPAL OBLIGATIONS

The Fund may invest in the following types of Municipal Obligations, subject to their availability in Puerto Rico, and other types of Municipal Obligations as they become available in the Puerto Rico market from time to time. Not all of the described Municipal Obligations are presently available in Puerto Rico.

Municipal Bonds, Industrial Development Bonds, and Private Activity Bonds

Municipal bonds are debt obligations issued to obtain funds for various public purposes. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or from another specific source, such as the user of the facility being financed. Certain municipal bonds are “moral obligation” issues, which normally are issued by special purpose public authorities. In the case of such issues, an express or implied “moral obligation” of a related government unit is pledged to the payment of the debt service but is usually subject to annual budget appropriations. The Fund may invest in industrial development bonds (“IDBs”) and private activity bonds (“PABs”), which are municipal bonds issued by or on behalf of public authorities to finance various privately operated facilities, such as airports or pollution control facilities. IDBs and PABs are generally revenue bonds and thus are not payable from the unrestricted revenue of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed.

As generally described in the prospectus and the SAI, the Fund may not presently concentrate its investments, i.e., invest a relatively high percentage of its assets in Municipal Obligations (e.g., revenue bonds) issued by entities which may pay their debt service obligations from the revenues derived from similar projects such as hospitals, multifamily housing, nursing homes, continuing care facilities, commercial facilities (including hotels), electric utility systems, or industrial companies. That limitation may in the future be changed by the Fund’s Board of Directors. Any future determination to allow concentration of the Fund’s investments may make the Fund more susceptible to similar economic, political, or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation of the net asset value of the Fund also increases. Also, it is anticipated that a significant percentage of the Municipal Obligations (e.g., revenue bonds) in the Fund’s portfolio may be issued by entities or secured by facilities with a relatively short operating history. Therefore, investors should also be aware of the risks which these investments might entail, as discussed below.

Health Care Revenue Bonds. These securities include Municipal Obligations (e.g., revenue bonds) issued to finance hospitals, nursing homes, and continuing care facilities and which are generally secured by the revenues of particular facilities. The ability of the issuers of such securities to meet their obligations is dependent upon, among other things, the revenues, costs, and occupancy levels of the subject facilities and the competitive nature of these industries. In addition, a major portion of hospital and nursing home revenues typically is derived from federal or state programs such as Medicare and Medicaid and from various insurers. Changes in such programs or in the rates paid by insurers may reduce revenues available for the payment of principal of or interest on such bonds. New governmental legislation or regulations and other factors, such as the inability to obtain sufficient malpractice insurance, may also adversely affect the revenues or costs of these issuers. Moreover, in the case of life care facilities, since a portion of the services provided may be financed by an initial lump-sum deposit paid by occupants of the facility, there may be risk if the facility does not maintain adequate financial resources to secure estimated actuarial liabilities.

A number of legislative proposals concerning health care have been introduced in the U.S. Congress in recent years or have been reported to be under consideration. These proposals include or may lead to a wide range of topics, including cost controls, national health insurance, incentives for competition in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid health care plans. The Fund is unable to predict the effect of any of these proposals, if enacted.

Single Family Housing Bonds and Multifamily Housing Bonds. Single family housing bonds and multifamily housing bonds are obligations of state and local housing authorities that have been issued in connection with a variety of single and multifamily housing projects. Economic developments, including fluctuations in interest rates, increasing construction and operating costs, increasing real estate taxes and declining occupancy rates, and real estate investment risks may have an adverse effect upon the revenues of such projects and such housing authorities. Multifamily housing bonds may be subject to mandatory redemption prior to maturity, including redemption upon a non-completion of the project or upon receipt of Federal Housing Administration or certain other insurance proceeds. Housing bonds may also be subject to changes in creditworthiness due to potential weaknesses of mortgage insurance companies providing various policies; fluctuations in the valuation of invested funds and the strengths of banks and other entities which may provide investment agreements; and smaller than expected mortgage portfolios due to the inability to originate mortgages.

Public Power Revenue Bonds. Risks that may arise with respect to the electric utility industry include difficulty in financing large construction programs during an inflationary period; restrictions on operations and increased costs attributable to environmental considerations; the difficulty of the capital markets in absorbing utility securities; the availability of fuel for electric generation at reasonable prices, including among other considerations the potential rise in fuel costs and the costs associated with conversion to alternate fuel sources; technical cost factors and other problems associated with construction, licensing, regulation, and operation of nuclear facilities for electric generation, including among other considerations the problems associated with the use of radioactive materials and the disposal of radioactive waste; and the effects of energy conservation. Certain of the issuers of these bonds may own or operate nuclear generating facilities. Federal, state, and municipal governmental authorities may from time to time review and revise existing requirements and impose additional requirements on such facilities. Problems of the type referred to above could adversely affect the ability of the issuer of public power revenue bonds to make payments of principal and/or interest on such bonds. Certain municipal utilities or agencies may have entered into contractual arrangements with investor-owned utilities and large industrial users and consequently may be dependent in varying degrees on the performance of such contracts for payment of bond debt service. Also, the enforceability against municipalities of “take-and-pay” and “take-or-pay” contracts which secure bonds issued by other municipal issuers has been successfully challenged in recent years.

Transportation Revenue Bonds. Bonds in this category include bonds issued for airport facilities, bridges, turnpikes, port facilities, railroad systems, or mass transit systems. Generally, airport facility revenue bonds are payable from and secured by the revenues derived from the ownership and operation of a particular airport. Payment on other transportation bonds is often dependent primarily or solely on revenues from financed facilities, including user fees, charges, tolls, and rents. Such revenues may be adversely affected by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, scarcity of fuel, reduction or loss of rents, or the impact of environmental considerations. Other transportation bonds may be dependent primarily or solely on federal, state or local assistance including motor fuel and motor vehicle taxes, fees, and licenses, and therefore may be subject to fluctuations in such assistance.

Water and Sewage Revenue Bonds. Bonds in this category include securities issued to finance public water supply treatment and distribution facilities, and sewage collection, treatment, and disposal facilities. Repayment of these bonds is dependent primarily on revenues derived from the billing of customers for water and sewer services, as well as, in some instances, connection fees and hook-up charges. Such revenue bonds may be adversely affected by the lack of availability of federal and state grants and by decisions of federal and state regulatory bodies and courts.

Solid Waste and Resource Recovery Revenue Bonds. Bonds in this category include securities issued to finance facilities for removal and disposal of solid waste. Repayment of these bonds is dependent on factors which may include revenues from appropriations from a governmental entity, the financial condition of the private project corporation and revenues derived from the collection of charges for disposal of solid waste. In addition, construction and operation of such facilities may be subject to cost overruns. Repayment of resource recovery bonds may also be dependent to various degrees on revenues from the sale of electric energy or steam. Bonds in this category may be subject to mandatory redemption in the event of project non-completion, if the project is rendered uneconomical, if the project fails to meet certain performance criteria, or if it is considered an environmental hazard.

Pollution Control Facility Revenue Bonds. Bonds in the pollution control facilities category include securities issued on behalf of private corporations (including utilities), to provide facilities for the treatment of air, water, and solid waste pollution. Repayment of these bonds is dependent upon income from and/or the financial condition of the project corporation. In addition, governmental entities may from time to time impose additional restrictions or regulations which could adversely affect the cost or operation of the facility.

Educational Facility Revenue Bonds. Educational facility revenue bonds include debt of state and private colleges, universities, and systems, and parental and student loan obligations. The ability of universities and colleges to meet their obligations is dependent on various factors, including the revenues, costs and enrollment levels of the institutions. In addition, their ability may be affected by declines in Federal, state, and alumni financial support, fluctuations in interest rates and construction costs, increased maintenance and energy costs, failure or inability to raise tuition or room charges, and adverse results of endowment fund investments.

Tax Increment Bonds. Tax increment bonds are issued to finance various public improvements and redevelopment projects in blighted areas. Interest on such bonds is payable from increases in real property taxes attributable to increases in assessed value resulting from the redevelopment of the blighted project area. Repayment risks include, among other things, a reduction in taxable value in the project areas, reduction in tax rates, delinquencies in tax payments, or a general shortfall in forecasted tax revenues.

Commercial Facility Revenue Bonds. The Fund may also invest in bonds for other commercial facilities (including hotels) and industrial enterprises. The viability of such facilities depends on, among other things, general economic factors affecting those industries and affecting those geographic areas in which such facilities are situated, as well as the ability of the individual management of those facilities to maximize earnings and to remain competitive within its service area.

Municipal Lease Obligations

Municipal lease obligations are Municipal Obligations that may take the form of leases, installment purchase contracts, or conditional sales contracts, or certificates of participation with respect to such contracts or leases. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment and facilities. Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, they ordinarily are backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the lease obligation. The leases underlying certain Municipal Obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee’s use or occupancy of such property. This “abatement risk” may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

The liquidity of municipal lease obligations varies. Certain municipal lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, the Fund’s ability to recover under the lease in the event of non-appropriation or default their affiliates limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. The Fund presently does not, and does not intend to, invest a significant portion of its assets in such uninsured “non-appropriation” municipal lease obligations. There is no limitation on the Fund’s ability to invest in other municipal lease obligations.

Zero Coupon Obligations

The Fund may invest in zero coupon Municipal Obligations. Such obligations include “pure zero” obligations, which pay no interest for their entire life (either because they bear no stated rate of interest or because their stated rate of interest is not payable until maturity), and “zero/fixed” obligations, which pay no interest for an initial period and thereafter pay interest currently. Zero coupon obligations also include derivative instruments representing the principal-only components of Municipal Obligations from which the interest components have been stripped and sold separately by the holders of the underlying Municipal Obligations. Zero coupon securities usually trade at a deep discount from their face or par value and is subject to greater fluctuations in market value in response to changing interest rates than obligations of comparable maturities that make current distributions of interest.

Floating and Variable Rate Obligations

The Fund may also purchase floating and variable rate municipal notes and bonds, which frequently permit the holder to demand payment of principal at any time, or at specified intervals, and permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. The issuer’s obligations under the demand feature of such notes and bonds generally are secured by bank letters of credit or other credit support arrangements. There frequently is no secondary market for variable and floating rate obligations held by the Fund, although the Fund may be able to obtain payment of principal at face value by exercising the demand feature of the obligation.

Participation Interests

The Fund may invest in participation interests in municipal bonds, including IDBs, PABs, and floating and variable rate securities. A participation interest gives the Fund an undivided interest in a municipal bond owned by a bank. The Fund has the right to sell the instrument back to the bank. Such right is generally backed by the bank’s irrevocable letter of credit or guarantee and permits the Fund to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the Fund’s participation interest plus accrued interest. Generally, the Fund intends to exercise the demand under the letters of credit or other guarantees only upon a default under the terms of the underlying bond, or to maintain compliance with the investment objectives and policies of the Fund. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors. The Fund’s Administrator monitors the pricing, quality, and liquidity of the participation interests held by the Fund, and the credit standing of banks issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information reports of rating services and bank analytical services.

Put Bonds

Put bonds are municipal bonds which give the holder an unconditional right to sell the bond back to the issuer or a remarketing agent at a specified price and exercise date, which is typically well in advance of the bond’s maturity date. If the put is a “one time only” put, the Fund ordinarily sells the bond or put the bond, depending on the more favorable price. If the bond has a series of puts after the first put, the bond is held as long as, in the opinion of the Investment Adviser, it is in the best interests of the Fund to do so. The obligation to purchase the bond on the exercise date of the put may be supported by a letter of credit or other credit support agreement from a bank, insurance company, or other financial institution, the credit standing of which affects the credit standing of the obligation. There is no assurance that an issuer or remarketing agent for a put bond will be able to repurchase the bond on the put exercise date if the Fund chooses to exercise its right to put the bond back to the issuer or remarketing agent.

Tender Option Bonds

Tender option bonds are long-term municipal securities sold by a bank subject to a “tender option” that gives the purchaser the right to tender them to the bank at par plus accrued interest at designated times (the “tender option”). The tender option may be exercisable at intervals ranging from bi-weekly to semi-annually, and the interest rate on the bonds is typically reset at the end of the applicable interval in order to cause the bonds to have a market value that approximates their par value. The tender option generally would not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal securities. Therefore, the Fund’s ability to exercise the tender option may be affected by the credit standing of both the bank involved and the issuer of the underlying securities.

APPENDIX B

MORTGAGE-BACKED SECURITIES

General

Mortgage-backed securities were introduced in the 1970’s when the first pool of mortgage loans was converted into a mortgage pass-through security. Since the 1970’s, the mortgage-backed securities market in general has vastly expanded and a variety of structures have been developed to meet investor needs.

New types of mortgage-backed securities are developed and marketed from time to time and, consistent with its investment limitations, the Fund expects to invest in those new types of mortgage-backed securities that the Investment Adviser believes may assist the Fund in achieving its investment objectives. The Fund may invest in various types of P.R. Mortgage-Backed Securities, as described herein. Not all of the types of securities described below are available in Puerto Rico.

Government National Mortgage Association (“GNMA”) Securities

GNMA is a wholly-owned corporate instrumentality of the U.S. within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes GNMA to guarantee the timely payment of the principal of and interest on securities that are based on and backed by a pool of specified mortgage loans. To qualify such securities for a GNMA guarantee, the underlying mortgages must be insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or be guaranteed by the Veterans Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”); or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through mortgage-backed securities may represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buy down” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes.

Federal National Mortgage Association (“FNMA”) Securities

FNMA is a federally chartered and privately owned corporation established under the Federal National Association Charter Act. FNMA was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. FNMA was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase such loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through mortgage-backed security represents a pro rata interest in one or more pool of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency). The loans contained in those pools consist of the following: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects. FNMA guarantees timely payment of principal and interest on FNMA mortgage-backed securities. However, the obligations of FNMA are not backed by the full faith and credit of the U.S. Nevertheless, because of the relationship between FNMA and the U.S., it is widely believed that FNMA mortgage-backed securities present minimal credit risks.

Federal Home Loan Mortgage Corporation (“FHLMC”) Securities

FHLMC is a corporate instrumentality of the U.S. established by the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage-backed securities.

The mortgage loans underlying the FHLMC mortgage-backed securities typically consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one to four family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. Mortgage loans underlying FHLMC mortgage-backed securities may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations in another FHLMC mortgage-backed securities.

FHLMC guarantees: (i) the timely payment of interest on all FHLMC mortgage-backed securities; (ii) the ultimate collection of principal with respect to some FHLMC mortgage-backed securities; and (iii) the timely payment of principal with respect to other FHLMC mortgage-backed securities. However, the obligations of FHLMC are not backed by the full faith and credit of the U.S.

Collateralized Mortgage Obligations (“CMOs”)

CMOs are multiple-class Mortgage-Backed Securities. Some CMOs are directly supported by other CMOs, which in turn are supported by pools of mortgage loans. Investors in such securities typically receive payments out of the interest and principal on the underlying mortgage loans. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class acquired. CMOs involve special risks. The following are classes of CMOs:

Accretion Directed: A class that receives principal payments from the accreted interest from specified accrual classes. An accretion directed class also may receive principal payments from principal paid on the underlying mortgage assets or other assets of the trust fund for the related series.

Companion Class: A class that receives principal payments on any distribution date only if scheduled payments have been made on specified planned principal classes, targeted principal classes, or scheduled principal classes.

Component Certificates: A class consisting of “components.” The components of a class of component certificates may have different principal and interest payment characteristics but together constitute a single class. Each component of a class of component certificates may be identified as failing into one or more of the categories in this chart.

Non-Accelerated Senior or NAS: A class that, for the period of time specified in the related prospectus or supplement, generally will not receive (in other words, is locked out of) (1) principal prepayments on the underlying mortgage assets that are allocated disproportionately to the senior certificates because of the shifting interest structure of the certificates in the trust and/or (2) scheduled principal payments on the underlying mortgage assets, as specified in the related prospectus or supplement. During the lock-out period, the portion of the principal distributions on the underlying mortgage assets that the NAS class is locked-out of will be distributed to the other classes of senior certificates.

Notional Amount Certificates: A class having no principal balance interest on the related notional amount. The notional amount is used for purposes of the determination of interest distributions.

Planned Principal Class or PACs: A class that is designed to receive principal payments using a predetermined principal balance schedule derived by assuming two constant prepayment rates for the underlying mortgage assets. These two rates are the endpoints for the “structuring range” for the planned principal class. The planned principal classes in any series of certificates may be subdivided into different categories (e.g., primary planned principal classes, secondary planned principal classes and so forth) having different effective structuring ranges and different principal payments priorities. The structuring range for the secondary planned principal class of a series of certificates will be narrower than that for the primary planned principal class of the series.

Scheduled Principal Class: A class that is designed to receive principal payments using a predetermined principal balance but is not designated as a planned principal class or targeted principal class. In many cases, the schedule is derived by assuming two constant prepayments rates for the underlying mortgage assets. These two rates are the endpoints for the “structuring range” for the scheduled principal class.

Sequential Pay: Classes that receive principal payments in a prescribed sequence, that do not have predetermined principal balance schedules and that under all circumstances receive payments of principal continuously from the first distribution date on which they receive principal until they are retired. A single class that receives principal payments before or after all other classes in the same series of certificates may be identified as a sequential pay class.

Strip: A class that receives a constant proportion, or “strip,” of the principal payments on the underlying mortgage assets or other assets of the trust fund.

Super Senior: A class that will not bear its proportionate share of realized losses (other than excess losses) as its share is directed to another class, referred to as the “support class” until the class balance of the support class is reduced to zero.

Support Class: A class that absorbs the realized losses other than excess losses that would otherwise be allocated to a Super Senior class after the related classes of subordinated certificates are no longer outstanding.

Targeted Principal Class or TACs: A class that is designed to receive principal payments using a predetermined principal balance schedule derived by assuming a single constant prepayment rate for the underlying mortgage assets.

The following are other classes of interest type mortgage-backed securities:

Fixed Rate: A class with an interest rate that is fixed throughout the life of the class.

Floating Rate: A class with an interest rate that resets periodically based upon a designated index and that varies directly with changes in the index.

Inverse Floating Rate: A class with an interest rate that resets periodically based upon a designates index and that varies inversely with changes in the index.

Variable Rate: A class with an interest rate that resets periodically and is calculated by reference to the rate or rates of interest applicable to specified assets or instruments (e.g., the mortgage rates borne by the underlying mortgage loans).

Interest Only: A class that receives some or all of the interest payments made on the underlying mortgage assets or other assets of the trust fund and little or no principal. Interest only classes have either a nominal principal balance or a notional amount. A nominal principal balance represents actual principal that will be paid on the class. It is referred to as nominal since it is extremely small compared to other classes. A notional amount is the amount used as a reference to calculate the amount of interest due on an interest only class that is not entitles to any distributions of principal.

Principal Only: A class that does not bear interest and is entitled to receive only distributions of principal.

Partial Accrual: A class that accretes a portion of the amount of accrued interest on it, which amount will be added to the principal balance of the class on each applicable distributions date, with the remainder of the accrued interest to be distributed currently as interest on the class. The accretion may continue until a specified event has occurred or until the partial accrual class is retired.

Accrual: A class that accretes the amount of accrued interest otherwise distributable on the class, which amount will be added as principal balance of the class on each applicable distribution date. The accretion may continue until some specified event has occurred or until the accrual class is retired.

APPENDIX C

RATINGS OF MUNICIPAL OBLIGATIONS AND DEBT SECURITIES

Description of Fitch Ratings’ (“Fitch”) Credit Rating Scales

Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.

Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment-grade” and “speculative grade” have established themselves over time as shorthand to describe the categories “AAA” to “BBB” (investment grade) and “BB” to “D” (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Fitch Ratings’ credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch Ratings may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the credit rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch credit and other ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security. The credit ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Analytical Considerations

When assigning ratings, Fitch considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue’s relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer’s financial strength and credit quality.

Investment-grade ratings reflect expectations of timeliness of payment. However, ratings of different classes of obligations of the same issuer may vary based on expectations of recoveries in the event of a default or liquidation. Recovery expectations, which are the amounts expected to be received by investors after a security defaults, are a relatively minor consideration in investment-grade ratings, but Fitch does “notching” of particular issues to reflect their degree of preference in a winding up, liquidation, or reorganization as well as other factors. Recoveries do, however, gain in importance at lower rating levels, because of the greater likelihood of default, and become the major consideration at the “DDD” category. Factors that affect recovery expectations include collateral and seniority relative to other obligations in the capital structure.

Fitch bases the differential between preferred/preference stock and senior subordinated debt on the issuer’s senior debt rating, the specific terms and conditions of the preferred instrument, the amount of preferred stock and subordinated debt in the capital structure, coverage ratios, the use of proceeds from a preferred issue, the issuer’s rating outlook, and the influence of regulators on the issuer’s ability to pay preferred dividends. For rating purposes, Fitch generally treats preferred stock in a manner similar to that it adopts for deeply subordinated debt. The degree of “notching,” or number of rating grades below senior debt, will be narrowed for investment-grade entities and wider for those in the speculative grades.

Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as “AAA/F1+.” The first rating denotes long-term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.

The following ratings scale applies to foreign currency and local currency ratings.

International Long-Term Rating Scales

Investment Grade

AAA — Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB — Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B — Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC — Substantial credit risk. Default is a real possibility.

CC — Very high levels of credit risk. Default of some kind appears probable.

C — Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “C” category rating for an issuer include the following:

a.	The issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.	Fitch Ratings otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD — Restricted default. “RD” ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.	The selective payment default on a specific class or currency of debt;

b.

The unsecured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.	Execution of a coercive debt exchange on one or more material financial obligations.

D — Default. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term IDR category, or to Long-Term IDR categories below “B.”

Rating Watch — Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook — An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as those assigned to medium-term note shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as “AAA/F1+.” The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Fitch’s ratings on U.S. public finance debt securities measure credit quality relative of other U.S. public finance debt securities. Loss rates of most Fitch-rated U.S. public finance debt securities have historically been significantly lower, and are expected to continue to be significantly lower, than other debt instruments rated comparably by Fitch.

Interest Only — Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only — Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return — Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

“PIF” — This tranche has reached maturity and has been “paid-in-full,” regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

“NR” — Used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

“WD” — Indicates that the credit rating has been withdrawn and is no longer maintained by Fitch.

International Short-Term Ratings

F1 — Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments is adequate.

F3 — Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B — Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C — High short-term default risk. Default is a real possibility.

RD — Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D — Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Rating Watch — Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook — An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as those assigned to medium-term note shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as “AAA/F1+.” The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Fitch’s ratings on U.S. public finance debt securities measure credit quality relative of other U.S. public finance debt securities. Loss rates of most Fitch-rated U.S. public finance debt securities have historically been significantly lower, and are expected to continue to be significantly lower, than other debt instruments rated comparably by Fitch.

Interest Only — Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only — Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return — Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

“PIF” — Paid-In-Full. This tranche has reached maturity, regardless of whether it was amortized or called early. As the issuer no longer exists, it is therefore no longer rated.

“NR” — Used to denote securities not rated by Fitch where Fitch has rated some, but not all securities comprising an issuance capital structure.

“WD” — Withdrawn. The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings.

Description of Issue Credit Rating Definitions of S&P Global Ratings (“S&P”)

A S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

I.	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligations;

III.

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA — An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligations is extremely strong.

AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C — Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligor rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated “CC” is currently highly vulnerable to nonpayment.

C — A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R. — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

pi — Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore may be based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Short-Term Issue Credit Ratings

A-1 — A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2,” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 — A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to the other speculative-grade obligors.

B-2 — A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 — A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Municipal Short-Term Note Ratings Definitions

A S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1— Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — Speculative capacity to pay principal and interest.

Dual Ratings

S&P assigns “dual” ratings to all debt issues that have put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, “SP-1+/A-1+”).

Description of Moody’s Investors Structured Finance Long-Term Ratings

Moody’s ratings on long-term structured finance obligations primarily address the expected credit loss an investor might incur on or before the legal final maturity of such obligations vis-à-vis a defined promise. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of the obligations. Such obligations generally have an original maturity of one year or more, unless explicitly noted. Moody’s credit ratings address only the credit risks associated with the obligations; other non-credit risks have not been addressed, but may have a significant effect on the yield to investors. Moody’s differentiates its ratings assigned to structured finance obligations by adding an (sf) indicator to all structured finance ratings.

Aaa - Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa -Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba - Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa - Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated “C” are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1    Issuers (or supporting institutions) rated “Prime-1” have a superior ability to repay short-term debt obligations.

P-2    Issuers (or supporting institutions) rated “Prime-2” have a strong ability to repay short-term debt obligations.

P-3    Issuers (or supporting institutions) rated “Prime-3” have an acceptable ability to repay short-term obligations.

NP. Issuers (or supporting institutions) rated “Not Prime” do not fall within any of the “Prime” rating categories.

Description of Moody’s Investors Service US Municipal Short-Term Debt and Demand Obligation Ratings - Short Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels - “MIG1” through “MIG3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. “MIG” ratings expire at the maturity of the obligation.

MIG1    This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG2    This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG3    This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service US Municipal Short-Term Debt and Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

APPENDIX D

HEDGING AND RELATED INCOME STRATEGIES

General Description of Hedging and Related Income Strategies. As discussed in the Registration Statement, the Fund may use a variety of financial instruments (“Derivative Instruments”), including securities options, financial futures contracts (“futures contracts”), options on futures contracts, and other interest rate protection transactions such as swap agreements, to attempt to hedge its portfolio of assets. The use of these instruments for income enhancement purposes subjects the Fund to substantial risks of losses which would not be offset by gains on other portfolio assets or acquisitions. The Fund may invest up to 5% of its assets in Derivative Instruments. Such limit may be exceeded only for the purpose of hedging and subject to the approval of the Fund’s Board of Directors. The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” under Rule 4.5 promulgated by the CFTC pursuant to its authority under the Commodity Exchange Act of 1936, as amended, and, therefore, is not subject to registration or regulation as a “commodity pool operator.” As a result, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than bona fide hedging. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. If the Fund does not continue to claim the exclusion, it would likely become subject to registration and regulation as a commodity pool operator. The Fund may incur additional expenses as a result of the CFTC’s registration and regulatory requirements.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held by the Fund. Thus, in a short hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declines below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the cost of one or more investments that the Fund may acquire. Thus, in a long hedge the Fund takes a position in the Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

Derivative Instruments on securities generally are used to hedge against both price movements in one or more particular securities positions that the Fund owns or intends to acquire or fluctuations in interest rates. Derivative Instruments on bond indices, in contrast, generally are used to hedge against price movements in broad fixed income market sectors in which the Fund has invested or expects to invest.

In addition to the products, strategies and risks described below and in the prospectus, the Investment Adviser expects to seek additional opportunities in connection with securities options, futures contracts and other hedging techniques. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts or other techniques are developed. The Investment Adviser may utilize these opportunities to the extent that they are consistent with the Fund’s investment objectives and permitted by the Fund’s investment limitations and applicable regulatory authorities.

Special Risks of Hedging Strategies. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow:

(1)    Successful use of most Derivative Instruments depends upon the Investment Adviser’s ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While the Investment Adviser is experienced in the use of Derivative Instruments, there is no assurance that any particular hedging strategy adopted will succeed.

(2)    There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

(3)    Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because the Investment Adviser projected a decline in the price of a security in the Fund, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. Depending on the degree of correlation between a Derivative Instrument and the security or interest rate being hedged, it is possible that the Fund could sustain losses on both positions. Similarly, transaction costs incurred in connection with a Derivative Instrument can exceed the amount of the benefits received. In any such case, the Fund would have been in a better position had it not hedged at all.

(4)    As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchase options). If the Fund is unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

(5)    Although the Fund presently does, and intends to, purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for the contracts at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Futures contract prices could move the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event and in the event of adverse price movements, the Fund will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio assets being hedged, if any, may offset, partially or completely, losses on the futures contract.

(6)    If the Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily be at increased prices which reflect the decline in interest rates.

(7)    Because of the low margin deposits normally required in futures contract trading (typically between 2% and 5% of the value of the contract purchased or sold), an extremely high degree of leverage is typical of a futures contract trading account. As a result, a relatively small price movement in a futures interest contract may result in immediate and substantial losses to the investor. For example, if at the time of purchase 5% of the price of a contract is deposited as margin, a 5% decrease in the value of the contract would, if the contract is then closed out, result in a total loss of the margin deposit before any deduction for brokerage commissions. A decrease of more than 5% would result in a loss of more than the total margin deposit. Thus, like other leveraged investments, any purchase or sale of a futures interest contract may result in losses in excess of the amount invested.

(8)    Most U.S. commodity exchanges limit fluctuations in certain futures interest contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Pursuant to such regulations, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a contact for a particular commodity has increased or decreased by an amount equal to the daily limit, positions in the commodity can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Prices in various contracts have occasionally moved the daily limit for several consecutive days with little or no trading. Similar occurrences could prevent the Fund from promptly liquidating unfavorable positions and subject the Fund to substantial losses. While daily limits may reduce or effectively eliminate the liquidity of a particular market, they do not limit ultimate losses, and may in fact substantially increase losses because they may prevent the liquidation of unfavorable positions.

In addition, the Fund may not be able to execute trades at favorable prices if little trading in the contracts involved is taking place. Under some circumstances, the Fund may be required to accept or make delivery of the underlying financial instrument if the position cannot be liquidated prior to its expiration date. It also is possible that an exchange or the CFTC may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract, or order that trading in a particular contract be conducted for liquidation only.

(9)    The CFTC and the U.S. commodity exchanges have established limits referred to as “speculative position limits” or “position limits” on the maximum net long or net short position which any person or group of persons may own, hold, or control in particular futures contracts.

Under currently applicable regulations, the Fund as a whole is required to comply with position limits as if it were a single trader. Position limits may prevent the Fund from acquiring positions which might otherwise have been highly profitable. Any violation of speculative position limits would lead to mandatory liquidation of positions, possibly on unfavorable terms.

Cover. Transactions using Derivative Instruments that are not transacted on or subject to the rules of a regulated futures contract exchange or securities exchange, other than purchased options, may expose the Fund to an obligation to another party. The Fund may not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash, receivables and/or short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above.

Assets used as cover cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to cover could impede portfolio management or the Fund’s ability to meet other current obligations.

Covered Straddles. The Fund may purchase and write (sell) covered straddles on securities or bond indices. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is less than or equal to the exercise price of the call. The Fund would enter into a long straddle when the Investment Adviser believes that it is likely that interest rates will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call. The Fund would enter into a short straddle when the Investment Adviser believes that it is unlikely that interest rates will be as volatile during the term of the options as the option pricing implies.

Options. The Fund may purchase put and call options, and write covered put and call options, on debt securities and bond indices. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put options can enable the Fund to enhance income by reason of the premiums paid by the purchasers of such options. However, if the market price of the underlying security declines to less than the exercise price on the option, minus the premium received, the Fund would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligations under a call option that it had written by purchasing an identical call option; that is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

The Fund may purchase or write both exchange-traded and OTC options. Exchange markets for options on debt securities exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and a counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the party from whom it purchased the option or to whom it has written the option (the “counterparty”) to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

Generally, the OTC debt options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund presently does, and intends to, purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there is no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund may enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to effect a closing transaction for an option it had purchased it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Guideline for Options on Securities. In view of the risks involved in using the options strategies described above, the Fund’s Board of Directors has determined that the Fund may purchase a put or call option, including any straddles or spreads, only if the premium paid when aggregated with the premiums on all other options held by the Fund does not exceed 5% of its total assets. This guideline may be modified by the Fund’s Board of Directors without shareholder vote. Adoption of this guideline does not limit the percentage of the Fund’s assets at risk to 5%.

Futures. The Fund may purchase and sell interest rate futures contracts and bond index futures contracts. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it invests. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities or indices. Similarly, writing covered put options on futures contracts can serve as a limited long hedge.

The Fund may also write put options on interest rate futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund may engage in this strategy only when it is more advantageous to the Fund than is purchasing the futures contract.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit in a segregated account with its Custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash, U.S. Government securities or other liquid, high-grade debt securities, in an amount generally equal to 2% to 5% or less of the contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory actions.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a put or call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund enters, and intends to, enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there is no assurance that such a market will exist for a particular contract at a particular time. Secondary markets for options on futures are currently in the development stage, and the Fund may not trade options on futures on any exchange or board of trade unless, in the Investment Adviser’s opinion, the markets for such options have developed sufficiently that the liquidity risks for such options are not greater than the corresponding risks for futures.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund was unable to liquidate a futures or related options positions due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Guideline for Futures and Related Options. In view of the risks involved in using the futures and options strategies that are described above, the Fund’s Board of Directors has determined that the Fund may not purchase or sell futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on existing futures positions and initial margin deposits and premiums paid for related options would exceed 5% of its total assets. This guideline may be modified by the Fund’s Board of Directors without shareholder vote. For purposes of this guideline, options on futures contracts traded on a commodities exchange are considered “related options.” Adoption of this guideline does not limit the percentage of the Fund’s assets at risk to 5%.

The Fund may use the following Derivative Instruments:

Options on Debt Securities. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

Options on Bond Indices. A bond index assigns relative values to the debt securities included in the index and fluctuates with changes in the market values of those debt securities. A bond index option operates in the same way as a more traditional option on a debt security, except that exercise of a bond index option is effective with cash payment and does not involve delivery of securities. Thus, upon exercise of a bond index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the bond index.

Interest Rate Futures Contracts. Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or other interest rate instruments at a specified future time and at a specified price or its equivalent cash-settled value. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or other interest rate instruments, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of the debt security or other interest rate instrument.

Options on Futures Contracts. Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

Bond Index Futures. A bond index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the debt securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

Swaps and Interest Rate Protection Transactions. The Fund has, and may in the future, enter into interest rate and other swaps, including interest rate protection transactions, interest rate caps, collars and floors. Swap transactions involve an agreement between two parties to exchange payments that are based, respectively, on indices or specific securities or other assets, such as variable and fixed-rates of interest that are calculated on the basis of a specified amount of principal (the “notional principal amount”) for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which the first party makes payments to the counterparty when a designated market interest rate goes above a designated level of predetermined dates or during a specified time period, and the counterparty makes payments to the first party when a designated market interest rate goes below a designated level on predetermined dates or during a specified time period.

The Fund may engage in swap transactions directly with other counterparties. This subjects the Fund to the credit risk that a counterparty will default on an obligation to the Fund. Such a risk contrasts with transactions done through exchange markets, wherein credit risk is reduced through the collection of variation margin and through the interposition of a clearing organization as the guarantor of all transactions. Clearing organizations transform the credit risk of individual counterparties into the more remote risk of the failure of the clearing organization. Additionally, the financial integrity of swap transactions is generally unsupported by other regulatory or self-regulatory protections such as margin requirements, capital requirements, or financial compliance programs. Therefore, there are much greater risks of defaults with respect to swap transactions than with respect to exchange-traded futures or securities transactions.

The Fund expects to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolios to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to effectively fix the rate of interest that it pays on one or more borrowings or series of borrowings. The Fund presently does, and intends to, use these transactions as a hedge and not as a speculative investment.

The Fund has, and may in the future, enter into swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and usually enters into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as certain swap transactions are entered into to hedge interest rate risks associated with specific equity or fixed-income investments held by the Fund or borrowings by the Fund, such obligations will be excluded from specific borrowing restrictions under the Investment Company Act, specifically from the 10% derivatives exposure threshold specified in Rule 18f-4.

The Fund may enter into such transactions only with banks and recognized securities dealers believed by the Investment Adviser to present minimal credit risks in accordance with guidelines established by the Fund’s Board of Directors. If there is a default by the other party to such a transaction, the Fund may have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

APPENDIX E

PRIVACY POLICY

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors. The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

Investor applications and other forms, which may include your name(s), address, social security number, or tax identification number;

Written and electronic correspondence, including telephone contacts; and

Account history, including information about the Fund’s transactions and balances in your accounts with UBS Financial Services Inc. or its affiliates, other fund holdings in any affiliated Funds, and any affiliation with UBS AG and its subsidiaries.

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with its affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with an unaffiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’s behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

E-1

APPENDIX F

DEVELOPMENTS IN PUERTO RICO

Since 2013, the Puerto Rico bond market has experienced considerable volatility. Many Puerto Rico municipal securities continue to trade at lower prices on concerns about the Puerto Rico economy in general, and more specifically, the ongoing Puerto Rico debt restructurings, the effects of passage of Hurricanes Irma and María on September 2017, and the implementation of the fiscal plans adopted by the Puerto Rico Government in an attempt reduce and eventually eliminate budgetary deficits.

In 2016, the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) was signed into law. It provided for the creation of the Financial Oversight and Management Board for Puerto Rico (the “Oversight Board”), with broad powers designed to help the Commonwealth of Puerto Rico (the “Commonwealth”) balance its finances, restructure its debt, and ensure a return to the financial markets. As of May 1, 2017, the Oversight Board has filed five (5) petitions to commence cases under Title III of PROMESA in the U.S. District Court for the District of Puerto Rico (the “District Court”) with respect to all debt issued by the following: the Commonwealth; the Puerto Rico Sales Tax Financing Corporation (“COFINA”); the Employees Retirement System of the Government of the Commonwealth of Puerto Rico (“ERS”); the Puerto Rico Highways and Transportation Authority; and the Puerto Rico Electric Power Authority (“PREPA”).

In the COFINA Title III case, COFINA, the Puerto Rico Fiscal Agency and Financial Advisory Authority (known by its Spanish initials “AAFAF”), the Oversight Board, and certain COFINA credit parties entered into a Plan Support Agreement on August 29, 2018, which provided for the apportionment of Puerto Rico’s sales and use tax between the Commonwealth and COFINA and the restructuring of COFINA’s debt and served as the basis for a plan of adjustment for the COFINA debt. COFINA’s Third Amended Plan of Adjustment (the “Plan”) was approved by the District Court on February 4, 2019 and went effective on February 12, 2019. Pursuant to the Plan, COFINA bondholders received newly issued COFINA bonds based on their creditor class. Under the Plan, the newly exchanged bonds are secured by 53.65% of the pledged sales and use tax through 2058, which amount to $420 million for fiscal year 2019, and increase by 4% each year thereafter, capping out at $992.5 million in fiscal year 2041. COFINA bondholders received approximately 93% of their senior COFINA principal bond holdings and approximately 56.40% of their subordinated COFINA principal bond holdings (such percentages include cash payments received by all COFINA bondholders). As established in the Plan, the Fund has received (i) new COFINA current interest bonds with an aggregate face value amounting to $4,761,000, (ii) new COFINA capital appreciation bonds with an aggregate face value amounting to $6,207,000, (iii) an aggregate cash payment in the amount of approximately $194,782 related to such restructuring, and (iv) an additional cash payment in the amount of $406,172 in consummation costs, by reason of the Fund being a participant and signatory to the COFINA Plan Support Agreement. The total cash received was $600,954.

In the ERS Title III case, certain ERS bondholders had reached a consensual agreement with the Commonwealth, ERS, and the Oversight Board prior to May 21, 2017, which provided, among other things, that (i) all employer contributions received by ERS during the pendency of the PROMESA stay would be segregated in an account for the benefit of holders of the ERS bonds, and (ii) ERS would transfer to Bank of New York Mellon (“BNYM”), as ERS’ fiscal agent, the amounts required each month for the payment of interest on the ERS bonds. After the filing of ERS’ Title III petition on May 21, 2017, AAFAF, on behalf of ERS, delivered a non-funding notice as permitted under this agreement on June 5, 2017, stating that ERS would discontinue transferring the amounts necessary to pay interest due on the ERS bonds commencing on July 1, 2017 and going forward. Certain ERS bondholders filed a motion to lift the automatic stay with the District Court on May 31, 2017, to seek adequate protection of the ERS bondholders’ collateral. The Puerto Rico Legislature adopted a joint resolution on June 25, 2017, which, among other things, purported to terminate the obligations of all Puerto Rico central government instrumentalities, as well as all public corporations and municipalities, to transmit employer contributions to ERS. On June 28, 2017, the District Court ordered the ERS creditors, the Oversight Board, and the Commonwealth to attempt to reach another consensual agreement, in line with what was previously agreed.

On July 17, 2017, the District Court issued an order approving a joint stipulation (the “Joint Stipulation”) entered into among certain ERS bondholders, the Commonwealth, ERS, and the Oversight Board, which provided for (i) the payment of interest on the ERS bonds through the date on which the District Court would enter a ruling in an action seeking declaratory relief regarding the validity of ERS bondholders’ liens and security interests in certain collateral, as well as (ii) the deposit by the Commonwealth of approximately $18,500,000 in employer contributions from municipalities and public corporations into a segregated account of ERS for the benefit of ERS bondholders in each of July, August, September, and October of 2017 (the “Declaratory Relief Action”). The Fund received the required interest payments on the ERS bonds through and including November 1, 2017. On December 28, 2017, the

District Court issued another order (the “December 2017 Order”), affirming that the Joint Stipulation required the continued payment of monthly interest on the ERS bonds in the aggregate amount of $13,876,582.48 beyond October 31, 2017. These interest payments continued until July 20, 2018, when the amounts held in the segregated account for such interest payments were exhausted The December 2017 Order also contemplated that the monthly interest payments required thereunder be applied to all series of the ERS bonds, including capital appreciation bonds that would otherwise not be entitled to current interest, with such payments expressly constituting “adequate protection payments” for all ERS bondholders, in accordance with the December 2017 Order, PROMESA, and the U.S. Bankruptcy Code. The District Court reserved for future consideration the final allowance and treatment of such “adequate protection payments” in determining the allowed amount of the claims under the ERS bonds in the ERS Title III case.

On August 17, 2019, the District Court dismissed an action seeking declaratory relief regarding the validity of ERS bondholders’ liens and security interests in certain collateral, ruling against the ERS bondholders and determining, among other things, that they did not possess a perfected security interest in the ERS bondholders’ collateral, and that any security interest held by the ERS bondholders in the ERS collateral was invalid and unenforceable. On January 30, 2019, the Circuit Court reversed the District Court’s order and remanded to the District Court for further proceedings. Subsequently, on June 28, 2019, the District Court resolved the issue of whether the security interest of the ERS bondholders attached to revenues received by ERS during the post-petition period, ruling that ERS bondholders were not entitled to continued payment in bankruptcy, inasmuch as the bonds’ revenues weren’t protected “special revenues” under Section 928 of the U.S. Bankruptcy Code. On January 30, 2020, the Circuit Court upheld the District Court’s ruling. It is worth noting that on January 13, 2020, the U.S. Supreme Court declined to review a ruling from the Circuit Court that provided that payments on special revenue bonds issued by the Puerto Rico Highway Transportation Authority were permitted, but not required. Fiscal recovery plans prepared by the Oversight Board after the issuance of such special revenue bonds, which were legally secured by a gross lien on revenues derived from certain highway tolls and excise taxes, diverted some of those revenues and prompted the legal challenges thereto.

In addition to defending the ERS bondholders’ collateral in the Declaratory Relief Action, certain ERS bondholders instituted a lawsuit on July 27, 2017, challenging the Puerto Rico Legislature’s June 25, 2017 joint resolution purporting to terminate employer contributions to ERS. That litigation remains pending.

As to the legality of the constitution of the Oversight Board and the validity of its actions, it is noted that on June 1, 2020, the U.S. Supreme Court reversed a prior Circuit Court decision that had concluded that the appointments clause of the U.S. Constitution required Senate confirmation of all principal officers of the U.S. government (including the Oversight Board members), thereby validating the process by which the Oversight Board was originally appointed. It is also noted that on May 26, 2020, bond insurer Ambac Financial Group, on behalf of its subsidiary Ambac Assurance Corp. filed another adversary complaint against the Oversight Board in the District Court, arguing that PROMESA is contrary to the uniformity clauses of the U.S. Constitution’s Bankruptcy Clause.

On July 24, 2019, the District Court issued an order which stayed a substantial portion of the adversary proceedings and contested matters with respect to the Puerto Rico government debtors currently in Title III of PROMESA. This stay had been extended on various occasions and was most recently ordered to remain in effect through August 13, 2020; subject to certain exceptions, parties to any stayed proceedings or contested matters have been ordered to participate in discussions and communications to address potentially overlapping key issues; identify the issues that must be litigated or otherwise resolved to achieve confirmation of a plan of adjustment for each of the debtors in the respective Title III proceedings; and develop efficient approaches to the resolution of each such issues.

On February 9, 2020, the Oversight Board announced that it reached an agreement with certain bondholders of the Commonwealth on a substantially enhanced framework for a Plan of Adjustment to resolve $35 billion of debt and non-debt claims. The new agreement reduces the Commonwealth’s debt service (including principal and interest from COFINA’s newly restructured bonds) by 56%, to $39.7 billion from $90.4 billion. Relative to the previous Commonwealth Plan Support Agreement (the “Commonwealth PSA”) that the Oversight Board reached with a smaller group of bondholders in 2019, this agreement reduces total debt service by an additional $5 billion. Under the new Commonwealth PSA, the Commonwealth would, among others, (i) completely resolve its legacy debt in 20 years, a decade sooner than under the previous agreement (ii) reducing $35 billion of the Commonwealth’s debt and other liabilities by 70% (to less than $11 billion); and (iii) provide for a 29% average reduction for GO bondholders and a 23% average reduction for holders of Puerto Rico Public Buildings Authority bonds. Such creditors would receive $10.7 billion in new debt (half in newly issued GO bonds and half in newly issued COFINA junior lien bonds) as well as $3.8 billion in cash. Additionally, the Oversight Board agreed to settle its challenge of $6 billion of certain bonds that the Oversight Board contends exceeded the Commonwealth’s constitutional debt limit. Governor Vázquez has indicated she opposes such restructuring plan, and on February 19, 2020, AAFAF filed an objection to the scheduling of a disclosure statement hearing for such plan and the establishment of pre-solicitation procedures. The Oversight Board filed an amended Commonwealth PSA on February 28, 2020.

In view of the COVID-19 pandemic (“Coronavirus disease”) further discussed below, the Oversight Board has paused discussion and prosecution of the corresponding Plan of Adjustment and the Disclosure Statement which was filed with the District Court on February 28, 2020. In its 2020 Fiscal Plan for the Commonwealth of Puerto Rico, the Oversight Board concludes that the Commonwealth cannot afford to meet its current contractual debt obligations, even with aggressive implementation of the reforms and measures included in such Fiscal Plan. The Oversight Board is of the opinion that the development of the February 2020 Plan of Adjustment proposed a sustainable debt burden for the Commonwealth, but with the onset of the COVID-19 pandemic, there is the possibility of both near-term and long-term material, adverse impacts from the virus upon the Commonwealth and its economy. For further information with respect to the Commonwealth and the restructuring of its debt, please refer to the AAFAF’s website at http://www.aafaf.pr.gov/ and the Oversight Board’s website at https://oversightboard.pr.gov/.

Any future developments in this respect could result in additional interruptions in cash flow on debt payments, which may result in more price volatility, across Puerto Rico securities. There can be no assurance that any additional defaults by the Commonwealth and other Commonwealth instrumentalities will not have an additional adverse impact on the Fund’s net investment income and its ability to declare and pay dividends in the future.

The passage of Hurricane María over Puerto Rico on September 20, 2017 is considered the most destructive storm to hit Puerto Rico in almost 90 years. It knocked out all electric power, destroyed more than 100,000 homes, and ruptured bridges and other public infrastructure. Puerto Rico faced substantial economic and revenue disruption, and diminished output and revenue has negatively impacted the Puerto Rico government’s ability to repay its debt. On February 9, 2018, President Donald J. Trump signed into law the Bipartisan Budget Act of 2018, which includes a disaster relief package of up to $16 billion for Puerto Rico and the U.S. Virgin Islands, to be used for the Medicaid program and projects under the Community Development Block Grant. Delays in the implementation of procedures for the disbursement of such funds in Puerto Rico have been widely reported.

Most recently, the COVID-19 pandemic has caused massive disruptions across the world. Equity markets have traded significantly lower and with high volatility. Many countries have declared states of emergency. Borders have been closed, travel severely curtailed, and mandatory quarantines for large segments of the population are in effect. The U.S. Government has enacted various emergency fiscal packages to provide billions of dollars in resources for testing and development of treatments as well as provide economic assistance to affected individuals and industries, among others. Central banks of several countries (including the U.S.) have responded by lowering interest rates and providing liquidity to financial markets. The U.S. Federal Reserve lowered interest rates to a range of 0.00% to 0.25% and announced a $700 million purchase program for U.S. Treasury Notes and Mortgage Backed-Securities. On March 15, 2020, Puerto Rico Governor Wanda Vázquez ordered a shelter-at-home curfew. It remains too early to determine the long-term economic effects of the COVID-19 pandemic on the U.S. or Puerto Rico economies.

Fitch Ratings (“Fitch”), Moody’s Investors Service (“Moody’s”), and S&P Global Ratings (“S&P”) have downgraded the general obligation bonds (“GOs”) of the Commonwealth of Puerto Rico as well as the obligations of certain Commonwealth agencies and public corporations, including ERS, on numerous occasions. Most recently, Fitch downgraded the GOs to “D” (default) and its ratings for the Commonwealth as a bond issuer, to “RD” on July 6, 2016, and for ERS to “D” on July 20, 2017, respectively. S&P had previously downgraded ERS, to “C” on September 10, 2015, and subsequently the GOs, to “D” (default) on July 7, 2016, and the debt ratings for the Government Development Bank for Puerto Rico, to “D” (default) on September 8, 2016. Finally, Moody’s downgraded ERS, to “C” on April 5, 2017, and the GOs, to “Ca” on October 11, 2017. No ratings have been issued on the new bonds issued upon COFINA’s Title III restructuring. See Appendix C for further information regarding these ratings.

PART C—OTHER INFORMATION

Item 25:      Financial Statements and Exhibits.

1.	Contained in Part A:

[TO COME]

Contained in Part B:

[TO COME]

2.	Exhibits:

a.1	Certificate of Incorporation of the Registrant, dated May 14, 2003.*

a.2	Certificate of Amendment of Certificate of Incorporation of the Registrant, dated May 14, 2003.*

b.	Amended and Restated By-laws of the Registrant.*

c.	[copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant].[**]

d.	[copies of the constituent instruments defining the rights of the holders of the securities].[**]

e.	[Terms and Conditions of the Dividend Reinvestment Plan].[**]

f.	[copies of the constituent instruments defining the rights of the holders of long-term debt of all subsidiaries for which consolidated or unconsolidated financial statements are required to be filed].[**]

g.1	Investment Advisory Agreement dated [•] (the “Investment Advisory Agreement”).[**]

h.1	[Form of Distribution Agreement between Registrant and [•]].[**]

h.2	[Form of Underwriting Agreement].[**]

h.3	[Form of Standard Dealer Agreement].[**]

h.4	[Form of Dealer Letter Agreement].[**]

i.	[copies of all bonus, profit sharing, pension, or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such].[**]

j.1	Custodian Agreement between Registrant and [•] dated [•] (the “Custodian Agreement”).[**]

j.2	Transfer Agency, Registrar, and Shareholder Service Agreement dated [•] between Registrant and [•] (the “Transfer Agency Agreement”).[**]

j.3	[copies of all custodian agreements and depository contracts].[**]

k1.	Administration Agreement between Registrant and [•] dated [•] (the “Administration Agreement”).[**]

k2.	Form of Trust Indenture.*

k3.	[Expense Limitation and Reimbursement agreements].[**]

k4.	[copies of all other material contracts not made in the ordinary course of business that are to be performed in whole or in part at or after the date of filing the registration statement].

Part C-1

l.1	Opinion of Sidley Austin LLP.[**]

l.2	Opinion of Sanchez LRV LLC.[**]

m.	[if a non-resident director, officer, investment adviser, or expert named in the registration statement has executed a consent to service of process within the United States, a copy of that consent to service].[**]

n.	Consent of Fitch Ratings.[**]

o.	[Not Applicable].

p.	[copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the dealers, adviser, promoter, or initial stockholders and written assurance from the promoters or initial stockholders that their purchases were made for investment purposes without any present intention of reselling].[**]

q.	[copies of the model plan used in the establishment of any retirement plan in conjunction with which the Registrant offers its securities, any instructions to it, and any other documents making up the model plan].[**]

r.	Code of Ethics of the Registrant.**

s.	Powers of Attorney dated February 25, 2021.*

*	Filed herewith.

**	To be filed by amendment.

Item 26:    Marketing Arrangements.

Reference is made to the forms of the [Underwriting Agreements, the form of Distribution Agreement and the form of Dealer Agreement for the Registrant’s Notes filed as exhibits to the Registration Statement and the Underwriting Agreements, Distribution Agreements and Dealer Agreements] (or forms thereof) which relate to the specific issuances of Notes under the Registration Statement and filed as exhibits to the Registration Statement. Reference also is made to the information under the headings “Plan of Distribution” in the Registrant’s prospectus.

Item 27:    Other Expenses of Issuance and Distribution.

Securities and Exchange Commission Registration Fees	$	[•]
Listing Fees	$	*
Printing and Engraving Fees	$	*
Legal Fees	$	*
Audit Fees	$	*
Rating Agency Fees	$	*
Miscellaneous Expenses	$	*
	$	*

[*   To be provided by amendment.]

Item 28:   Persons Controlled by or under Common Control with Registrant.

[•].

Item 29:   Number of Holders of Securities.

As of [•], 2021:

Title of Class	Number of Record Holders
Common Shares, $0.01 par value	[•]
[Preferred Shares	[•]]

Part C-2

Title of Class	Number of Record Holders
[Notes	[•]]
[any other outstanding securities	[•]]

Item 30: Indemnification.

Section [•] of the Registrant’s [Charter document] provides as follows:

[•]

Item 31: Business and Other Connections of Investment Adviser.

[•] manages the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies [and to separately managed accounts]. The principal business address for all of these investment companies and the persons named below is [•].

A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of [•] who serve as officers or Directors of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management” in the SAI. Such information for the remaining senior officers appears below:

Name and Position with [the Investment Adviser]	Other Business, Profession, Vocation or Employment During Past Two Years
[•]	[•]

Item 32: Location of Accounts and Records.

[[•], maintains the Fund’s [Charter document], By-Laws, minutes of trustee and shareholder meetings, and contracts of the Registrant and all advisory material of the investment adviser.

[•] maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by [•].]

Item 33: Management Services.

[Not applicable].

Item 34: Undertakings.

1.         The Registrant undertakes to suspend the offering of its notes until the prospectus is amended if: (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.         [Not applicable].

3.         The Registrant undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

Part C-3

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the 1933 Act to any purchaser:

(1) if the Registrant is relying on Rule 430B:

(A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the 1933 Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2) if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the 1933 Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into this registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the 1933 Act;

Part C-4

(2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

(3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	The Registrant undertakes that:

(a)

For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 424(b)(1) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

(b)

For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or SAI.

6.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Part C-5

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of San Juan, and Commonwealth of Puerto Rico, on the 12th day of March, 2021.

PUERTO RICO GNMA & US GOVERNMENT TARGET MATURITY FUND, INC.

/s/ CARLOS V. UBIÑAS
Carlos V. Ubiñas, Chairman of the Board of Directors and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ WILLIAM RIVERA William Rivera	First Vice President and Treasurer (Principal Financial and Accounting Officer)	March 12, 2021

/s/ CARLOS V. UBIÑAS Carlos V. Ubiñas	Chairman of the Board of Directors and President (Principal Executive Officer)	March 12, 2021

Agustín Cabrer*	Director

Carlos Nido*	Director

Luis M. Pellot*	Director

Clotilde Pérez*	Director

By*:	/s/ LIANA LOYOLA
Liana Loyola,
Attorney-in-Fact
March 12, 2021

*

The powers of attorney authorizing Liana Loyola, among others, to execute this Registration Statement, and Amendments thereto, for the Directors of the Registrant on whose behalf this Registration Statement is filed, have been executed and are filed as Exhibit s to this Registration Statement.

Part C-6

EXHIBIT INDEX

Exhibit	Name

a.1	Certificate of Incorporation of the Registrant
a.2	Certificate of Amendment of Certificate of Incorporation of the Registrant
b. k.2	Amended and Restated By-laws of the Registrant Form of Trust Indenture
s.	Powers of Attorney

Part C-7